Registration File No. 333-065957

811-9075

 As filed with the Securities and Exchange Commission on April 30, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C., 20549

FORM N-6

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 12	☒

ON FORM N-6 TO REGISTRATION STATEMENT
ON FORM S-6

AND

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 13	☒

(CHECK APPROPRIATE BOX OR BOXES.)

LLAC VARIABLE ACCOUNT

(EXACT NAME OF REGISTRANT)

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

(NAME OF DEPOSITOR)

175 BERKELEY ST.

BOSTON, MASSACHUSETTS 02117

(ADDRESS OF DEPOSITOR’S PRINCIPAL EXECUTIVE OFFICES)

DEPOSITOR’S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 357-9500

STEPHEN M. BATZA

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

175 BERKELEY ST.

BOSTON, MASSACHUSETTS 02117

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copies to:
JOAN E. BOROS, ESQ.	WILLIAM J. O’CONNELL, ESQ.
GENERAL COUNSEL AND
JORDEN BURT, LLP	ASSISTANT SECRETARY
1025 THOMAS JEFFERSON ST., N.W.	LIBERTY LIFE ASSURANCE COMPANY
WASHINGTON, D.C. 20007-5201	OF BOSTON
175 BERKELEY ST.
BOSTON, MASSACHUSETTS 02117

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS

It is proposed that this filing will become effective (check appropriate box)

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒  On May 1, 2007 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a) of Rule 485.

☐  On May 1, 2007 pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Modified Single Payment
Variable Life Insurance Contracts

(Variable Life Insurance Contracts in South Carolina)
(Single Life and Survivorship)
issued by

Liberty Life Assurance Company of Boston

in connection with its

LLAC Variable Account

175 Berkeley Street, P.O. Box 140
Boston, Massachusetts 02117-0140

Service Center

100 Liberty Way
Dover, New Hampshire 03820
1-800-451-7065 Ext. 36203

This prospectus describes Modified Single Payment Variable Life Insurance Contracts, known as Variable Life Insurance Contracts in South Carolina, (the "Contract" or "Contracts" ) offered by Liberty Life Assurance Company of Boston ("we" or "Liberty Life") for prospective insured persons who meet our Age and underwriting standards. The Contracts are designed to provide life insurance benefits for the Insured ("Single Life Contract") or for two Insureds ("Survivorship Contracts") and investment opportunities for long-term financial objectives. The Contracts are not designed for short-term trading strategies involving frequent transfers of Contract values. This prospectus provides information that a prospective owner should know before investing in the Contracts. Please read this prospectus carefully and retain it for future reference.

The Contracts currently offer 26 investment options, each of which is a Sub-Account of LLAC Variable Account of Liberty Life (the "Variable Account") and invests in a series (a "Portfolio") of the following investment companies:

AIM Variable Insurance Funds
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Insurance Trust I

The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
MFS®Variable Insurance Trust

Please refer to the table starting on page 14 for a complete listing of the Portfolios in which the Sub-Accounts invest. Not all of the Sub-Accounts may be available under your Contract. This prospectus is valid only if accompanied by the current prospectuses for the Portfolios. If any of those Prospectuses are missing or outdated, please call or write to us at our service center at the telephone number or address listed above and we will send a replacement or current version.

The Owner ("you") also can allocate all or a part of your Contract's value to the Fixed Account, which credits a specified rate of interest.

No claim is made that this variable life insurance contract is in any way similar or comparable to a systematic investment plan of a mutual fund.

In certain states the Contracts may be offered as group contracts with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise. The Contracts may not be available in all states.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or if you already own a variable life insurance contract.

The Contracts and the investments in the Portfolios are not insured by the FDIC or any other Federal Government agency, not deposits of, or guaranteed or endorsed by any bank or its subsidiaries, and involve investment risk, including the possible loss of value.

Neither the Securities and Exchange Commission nor any State Securities Commission Has Approved or Disapproved of these Securities or Passed upon the Adequacy or Accuracy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.

The Date of this Prospectus is May 1, 2007

i

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. Liberty Life does not authorize any information or representation regarding the offering described in this prospectus other than as contained in this prospectus.

[THIS PAGE INTENTIONALLY LEFT BLANK]

SUMMARY OF BENEFITS, RISKS & CHARACTERISTICS OF THE CONTRACTS

The following is a summary of the benefits, risks and characteristics of the Contracts. It is only a summary. Additional information on the Contracts' benefits, risks and characteristics can be found in the later sections of this prospectus. Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 50 of this prospectus.

Description and Benefits of the Contracts

Issuance and Underwriting. We will issue a Contract on the life of a prospective Insured or, in the case of a Survivorship Contract, two prospective Insureds who meet our Age and underwriting standards.

Death Benefit. The primary benefit of your Contract is life insurance coverage. Under a Single Life Contract, while the Contract is in force, a Death Benefit will be paid to the Beneficiary when the Insured dies. Under a Survivorship Contract, while the Contract is in force, a Death Benefit will be paid upon the death of the second Insured. You or your Beneficiary may choose to receive the Death Benefit in a lump sum or under one of our proceeds options.

Guaranteed Death Benefit. During defined periods of the Contract, your Contract will not terminate, regardless of changes in its Account Value, as long as there are no loans outstanding.

Account Value. Your Contract has an Account Value. Your Account Value will vary with the performance of the Sub-Accounts, the amount of interest credited to the Fixed Account and Payments made, partial withdrawals and charges assessed. The Contract provides you with the opportunity to take advantage of any increase in your Account Value due to positive investment performance of the Sub-Accounts, but you also bear the risk of any decrease due to negative investment performance. We do not guarantee a minimum Account Value.

Multiple Investment Options. The Contract currently offers a choice of 26 Sub-Accounts to invest in within the Variable Account. We also have arranged to make available to participating broker-dealers five Asset Allocation Models, which provide generalized patterns on how to allocate the Account Value among the Sub-Accounts in a manner that is consistent with various investment styles and risk tolerances.

Fixed Account. In addition to the above-mentioned Sub-Accounts, you may also allocate all or part of your Account Value to the Fixed Account. Amounts allocated to the Fixed Account are guaranteed by Liberty Life Assurance Company of Boston and earn interest daily.

Transfers. Within limitations, you may transfer your Account Value among the Sub-Accounts and the Fixed Account. We also offer two automated transfer programs: Dollar Cost Averaging and Asset Rebalancing. While we currently waive the transfer fee, we reserve the right to charge a transfer fee of up to $25 per transfer in certain circumstances.

Right to Return Period. You have a limited period of time after your Contract has been issued during which you can cancel the Contract and receive a refund. You generally may cancel the Contract by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law. We will refund your Payment or Account Value, as provided by state law.

Surrenders and Partial Withdrawals. You may surrender your Contract at any time and we will pay you its Surrender Value. After the first Contract Year, you may also withdraw a part of the Surrender Value. A partial withdrawal reduces the Account Value and the Death Benefit of the Contracts and does not need to be paid back. We may deduct a withdrawal charge and/or a withdrawal fee at the time of surrender or partial withdrawal. Surrenders and partial withdrawals may have adverse tax consequences, as explained below in "Adverse Tax Consequences."

Loans. You may borrow up to 90% of the Surrender Value of your Contract as a Contract loan. The Contract secures the loan. Taking a loan may suspend the Guaranteed Death Benefit and may have adverse tax consequences as explained below in "Adverse Tax Consequences." We will deduct any outstanding loan balance and unpaid loan interest we charge on Contract loans from any Death Benefit proceeds. Loans and/or accrued loan interest may be repaid while the Contract is in force.

Assignment. You may assign the Contract as collateral for a loan or other obligation. Collateral assignment of the Contract may have adverse tax consequences, as explained below in "Adverse Tax Consequences."

Tax Benefits. Under current tax law, you are not taxed on the Contract's earnings until you withdraw Account Value from your Contract.

Risks of the Contracts

Investment Performance. Account Value allocated to the Sub-Accounts may decline in value or may not perform to your expectations. You bear the investment risk of any Account Value invested in the Sub-Accounts.

Suitability. Variable life insurance is designed for long-term financial objectives. It is not suitable as a vehicle for short-term savings due to the Withdrawal Charge applicable to the Contract in the early years, which could exceed the Account Value. You should not purchase the Contract if you will need the Account Value in a short period of time or you do not plan to maintain your Planned Premium schedule.

Adverse Tax Consequences. Under current tax law, the Contract is a modified endowment contract ("MEC") for Federal income tax purposes, except in certain circumstances. Loans or partial withdrawals from your Contract, or collateral assignments of your Contract, will be included in gross income on an income first basis. Also, if you receive these distributions before you have attained Age 59 1/2, you may be subject to a 10% penalty tax on the amount distributed.

Existing tax laws which benefit this Contract may change at any time.

Risk of Lapse. Your Contract could terminate if the Surrender Value becomes too low to support the Contract's monthly charges and you do not have a Guaranteed Death Benefit. Before the Contract terminates, you will have a Grace Period during which you will be notified in writing that your coverage may terminate unless you make an additional Payment.

Limitations on Access to Cash Value. Partial withdrawals are not available in the first Contract Year and are subject to minimums and maximums. We may not allow a partial withdrawal if it would reduce the Account Value to less than $10,000. The minimum partial withdrawal is $250. A partial withdrawal request resulting in less than $500 of remaining Surrender Value may be treated as a request for surrender and terminate your Contract. A withdrawal fee may be deducted from surrenders and partial withdrawals. During the first seven Contract Years surrenders and partial withdrawals may be subject to a withdrawal charge.

Limitations on Transfers among the Sub-Accounts and the Fixed Account. We impose limits and restrictions on the number, timing, and processing requirements of transfer requests. While we currently are not charging a transfer fee, the Contract provides for a transfer fee of up to $25 per transfer in certain circumstances. To discourage frequent transfers of Account Value, we will impose restrictions on transfers in certain circumstances. We also impose special restrictions on Contracts using strategies involving frequent transfers of Account Value, whether by an individual or a third party authorized to initiate transfer requests on your behalf. Special limitations apply to transfers involving the Fixed Account. We reserve the right to modify or terminate the waiver of transfer fees or impose additional limitations on transfer privileges at any time.

Impact of Loans. Taking a loan from your Contract may increase the risk that your Contract will lapse. Outstanding loans will reduce the Death Benefit proceeds and may have adverse tax consequences. Also, if your Contract lapses with an outstanding loan, adverse tax consequences can result.

Portfolio Company Risks

Each Sub-Account invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Sub-Accounts invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

A comprehensive discussion of the risks of each Portfolio may be found in the Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. If you do not have a prospectus for a Portfolio, please contact us at the address or number provided on the front cover of this prospectus and we will send you a copy.

Characteristics of the Contracts

The following chart describes the principal characteristics of the Contracts. This summary also is designed to provide you a reference guide to the additional information in this prospectus.

TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer your Account Value between investment options.

Charge	When Charge is Deducted	Amount Deducted
Withdrawal Charge(1)	When you surrender or take a partial withdrawal during the first seven Contract Years

Maximum Charge		9.75% of initial Payment

Partial Withdrawal Fee	When you take a partial withdrawal from the Contract	The lesser of $25 or 2% of the amount withdrawn(2)

Transfer Fee	Each transfer after the first 12 in each Contract Year	$25 per transfer(3)

Accelerated Death Benefit Fee	When you receive an Accelerated Death Benefit	$100 processing fee(4)

Annual Statement Fee	When you request an additional annual statement	Up to $25(5)

(1)   This charge applies only upon withdrawals of the initial Payment. It does not apply to withdrawals of any additional Payments paid under the Contract. The withdrawal charge declines to zero percent after the seventh Contract Year. The withdrawal charge on Contracts issued in all jurisdictions except Maryland is assessed at the following rates:

Contract Year	Withdrawal Charge	Contract Year	Withdrawal Charge
1	9.75%	5	7.25%
2	9.50%	6	5.00%
3	9.25%	7	4.75%
4	7.50%	8+	0%

See "Charges and Deductions—Withdrawal Charge" beginning on page 35 for additional details and for the schedule of withdrawal charges applicable to Contracts issued in Maryland.

Except in South Carolina, we will not charge any withdrawal charge in any Contract Year on that portion of your withdrawals equal to the greater of:

(a)  ten percent of the Account Value, less any prior partial withdrawals not subject to charges plus any preferred loans since the most recent Contract Anniversary; or

(b)  earnings not previously withdrawn. For this purpose, "earnings" equal the Account Value, minus the total Payments paid under the Contract, minus all outstanding preferred loans, minus any interest that has accrued on Indebtedness since the previous Contract Anniversary, plus all prior withdrawals other than withdrawals of earnings.

(2)  This fee applies to each partial withdrawal after the first in each Contract Year.

(3)  We currently waive the transfer fee on all transfers. We reserve the right in the future to charge the transfer fee on all transfers after the first 12 transfers in a Contract Year, as described above.

(4)  You may request an Accelerated Death Benefit only once. See "Death Benefit—Accelerated Death Benefit Provisions" on page 30.

(5)  We currently waive the charge for providing additional statements. We will tell you the current charge, if one is imposed, before we send you the requested statement.

Periodic Charges Other than Portfolio Operating Expenses

This table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. The cost of insurance charges shown in the table may not be representative of the charges that you would pay. Periodic charges are deducted from the Account Value and the Sub-Accounts. For more information about the cost of insurance charge that would apply to your Contract, please contact us at the address or telephone number shown on the first page of this prospectus or contact your representative.

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance(1):	Monthly

Minimum and Maximum Charge		Guaranteed: Minimum: $0.01 per $1,000 of net amount at risk Maximum: $82.50 per $1,000 of net amount at risk

Current: Minimum: 0.15% annually of the Contract's Account Value Maximum: $2.70% annually of the Contract's Account Value

Charge for a Female, Age 65, standard non-tobacco rating class, Single Life Contract		Guaranteed: $1.19 per $1,000 of net amount at risk Current: 0.45% annually of the Contract's Account Value

Charge for a Male, Age 65 and Female, Age 65, both non-tobacco rating class, Survivorship Contract		Guaranteed: $0.0264 per $1,000 of net amount at risk Current: 0.15% annually of the Contract's Account Value

Contract Fee	Annually	$30.00(2)

Charge	When Charge Is Deducted	Amount Deducted
Separate Account Expense Charge	Daily	1.65% annually of daily net assets in the Variable Account(3)

Mortality and Expense Risk, State Premium Taxes and Other Taxes, and a Portion of Our Administrative Expenses

Fixed Account Expense Charge	Monthly	0.48% annually of the average monthly Account Value in the Fixed Account (0.04% per month)(4)

Federal Income Tax Charge	Daily	Currently none(5)

Net Loan Interest Rate	Accrues daily on loan balances	Standard loan: 2%(6)

(1)  Current cost of insurance charge is equal to the lower of: (i) the product of the current asset-based cost of insurance rate times the Account Value on the Monthly Date; and (ii) the product of the applicable guaranteed cost of insurance rate times the net amount at risk. The current asset-based rate for Single Life Contracts for the Standard (NT) rate class is 0.45% annually of the Account Value. The current asset-based rate for Survivorship Contracts where both Insureds are in the Standard (NT) rate class is 0.15% annually of the Account Value. The asset-based cost of insurance rate differs depending on Contract type, rating class, and history of tobacco use of the Insured(s). The asset-based cost of insurance rate currently does not vary based on Age. The asset-based rates that we set will reflect our expectations as to mortality experience under the Contracts and other relevant factors, such that the aggregate actual cost of insurance charges paid under the Contracts will compensate us for our aggregate mortality risks under the Contracts. We reserve the right to change the asset-based rate used in the current cost of insurance formula provided that at no time will your cost of insurance charge exceed the amount determined using the guaranteed cost of insurance tables in your Contract. The guaranteed cost of insurance rates are based on Age, sex, rating class, and history of tobacco use of the Insured, or of both Insureds for a Survivorship Contract. In general, the guaranteed cost of insurance charges will increase as the Insured ages. The representative guaranteed cost of insurance charges shown in the Table may not be representative of the charges you would pay. For more information about the guaranteed cost of insurance charges that would apply to your Contract please contact us at the address or telephone number shown on the First page of this prospectus or contact your representative. The net amount at risk is determined by subtracting the Account Value from the Death benefit divided by 1.0028709. The Standard (NT) rate class is our best rate class for Insureds who have not used tobacco of any kind within the past 24 months.

(2)  The Contract fee is deducted annually on the Contract Anniversary. If you surrender your Contract during a Contract Year, we will deduct the Contract fee from your surrender proceeds. We currently waive the Contract fee on Contracts with an Account Value of at least $50,000.

(3)  Deducted each Valuation Period in an amount equal to 1/365 of the annual rate shown, multiplied by the Account Value in the Variable Account on the relevant Valuation Day, multiplied by the number of days in the relevant Valuation Period.

(4)  Deducted monthly in an amount equal to 1/12 of the annual rate shown, multiplied by the Account Value in the Fixed Account on the relevant Monthly Date.

(5)  We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Variable Account. We reserve the right to do so in the future if federal tax laws change so that a tax is imposed on the Variable Account. See "Charges and Deductions—Separate Account Expense Charge" beginning on page 33.

(6)  The Net Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Account Value held in the Loan Account to secure the loan. This charge does not apply to preferred loans. See "Loans—Interest" on page 39.

Annual Portfolio Operating Expenses

The minimum and maximum total operating expenses charged by the Portfolio companies that you may pay periodically during the time you own the Contract are listed below. Additional detail concerning each Portfolio's fees and expenses is contained in the table following the summary below and in the prospectus for each Portfolio.

	Minimum		Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements(1)	0.27%	–	1.12%

(1)  The figures shown in the table above are not subject to any fee reduction or expense reimbursement arrangement. However, the advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. Certain of these arrangements are contractually required to remain in effect at least through April 30, 2008. Other arrangements are voluntary and may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Portfolio's prospectus and in the footnotes following the Portfolio Expenses table that follows.

Portfolio Expenses*
(As a percentage of average daily net assets)

Portfolio	Total Fund Management Fees		12b-1 Fees	Other Expenses		Total Annual Fund Expenses
AIM Variable Insurance Funds (Series I Shares)
AIM V.I. Capital Appreciation Fund	0.61%		none	0.30%		0.91	%(1)
AIM V.I. Government Securities Fund	0.46%		none	0.33	%(2)	0.79	%(1)
AIM V.I. International Growth Fund	0.72%		none	0.39%		1.11	%(1)
AIM V.I. Technology Fund	0.75%		none	0.37%		1.12	%(1)
Columbia Funds Variable Insurance Trust (Class A Shares)
Columbia Asset Allocation Fund, VS	0.60	%(3)	none	0.19	%(4)	0.79	%(4)
Columbia Large Cap Growth Fund, VS	0.65	%(5)	none	0.16%		0.81	%(6)
Columbia Large Cap Value Fund, VS	0.77	%(7)	none	0.10	%(8)	0.87	%(8)
Columbia Money Market Fund, VS	0.50	%(9)	none	0.10	%(10)	0.60	%(10)
Columbia Small Cap Value Fund, VS	0.80	%(11)	none	0.11%		0.91%
Columbia Strategic Income Fund, VS	0.60	%(12)	none	0.19%		0.79%
Columbia Funds Variable Insurance Trust I (Class A Shares)
Columbia High Yield Fund, VS	0.78	%(13)	none	0.09	%(14)	0.87	%(14)
The Dreyfus Corporation (Initial Shares)
Dreyfus Stock Index Fund	0.25%		none	0.02%		0.27%
Dreyfus VIF Appreciation Portfolio	0.75%		none	0.07%		0.82%
Dreyfus Socially Responsible Growth Fund, Inc.	0.75%		none	0.08%		0.83%
Dreyfus IP Technology Growth Portfolio	0.75%		none	0.11	%(15)	0.86%
Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
Franklin Growth and Income Securities Fund	0.49	%(16)	0.25%	0.05%		0.79%
Franklin Large Cap Growth Securities Fund	0.72	%(16)	0.25%	0.04%		1.01%
Franklin Strategic Income Securities Fund	0.39%		0.25%	0.25	%(17)	0.89%
Templeton Growth Securities Fund	0.74	%(16)	0.25%	0.04%		1.03%
Franklin Money Market Fund	0.63	%(16)	0.25%	0.12%		1.00%
MFS® Variable Insurance Trust (Initial Class Shares)
MFS VIT Emerging Growth Series	0.75%		none	0.12%		0.87	%(18)
MFS VIT Research Series	0.75%		none	0.14%		0.89	%(18)
MFS VIT Utilities Series	0.75	%(19)	none	0.12%		0.87	%(19)
MFS VIT Investors Trust Series	0.75%		none	0.11%		0.86	%(18)
MFS VIT Core Equity Series(20)	0.75%		none	0.17	%(21)	0.92	%(18)(21)
MFS VIT High Income Series	0.75	%(22)	none	0.16	%(22)	0.91	%(18)(22)

*  All Trust and Portfolio expenses are based on 2006 expenses and exclude any applicable fee waivers or expense reimbursements. There is no guarantee that actual expenses will be the same as the figures given above.

(1)  The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for the AIM V.I. Capital Appreciation Fund, the AIM V.I. International Growth Fund and the AIM V.I. Technology Fund and to 0.73% for the AIM V.I. Government Securities Fund. In determining the adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Total Annual Fund Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one-time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(2)  The Fund's adviser has voluntarily agreed to waive a portion of the advisory fees payable by the Fund equal to 25% of the advisory fee the advisor received from certain affiliated money market funds as a result of the Fund's investment of its cash balances in such affiliated money market funds. This voluntary waiver resulted in an aggregate reduction in advisory fees of 0.02% of the Fund for the year ended December 31, 2006. If all waivers and reimbursements were reflected in the table, the Other Expenses for Series I shares would be 0.29% and the Total Annual Fund Expenses would be 0.75%

(3)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%. The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.45% for assets up to $1 billion; 0.40% for assets in excess of $1 billion and up to $1.5 billion; and 0.35% for assets in excess of $1.5 billion.

(4)  The Fund's adviser has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, Other Expenses for Class A shares would be 0.15% and Total Annual Fund Expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the adviser at any time.

(5)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%. The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.50% for assets up to $1 billion; and 0.45% for assets in excess of $1 billion.

(6)  The Fund's adviser has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expense (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, Other Expenses for Class A shares would be 0.15% and the Total Annual Fund Expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the adviser at any time.

(7)  The Fund pays a management fee of 0.77%. The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.67% for assets in excess of $1 billion and up to $1.5 billion; 0.62% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; and 0.58% for assets in excess of $6 billion.

(8)  The Fund's adviser has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expense (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, the Other Expenses for Class A shares would be 0.03% and the Total Annual Fund Expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the adviser at any time.

(9)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%. The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; and 0.25% for assets in excess of $1 billion.

(10)  The Fund's adviser has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expense (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, Other Expenses for Class A shares would be 0.00% and the Total Annual Fund Expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the adviser at any time.

(11)  The Fund pays a management fee of 0.80%. The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.80% for assets up to $500 million; 0.75% for assets in excess of $500 million and up to $1 billion; and 0.70% for assets in excess of $1 billion.

(12)  The Fund pays a management fee of 0.60%. The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of

$500 million and up to $1 billion; 0.52% for assets in excess of $1 billion and up to $1.5 billion; and 0.49% for assets in excess of $1.5 billion.

(13)  The Fund pays an investment advisory fee of 0.55% of the Fund's average daily assets and an administration fee of 0.23% of its average daily assets.

(14)  The Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution and shareholder servicing fees interest, do not exceed 0.60% annually through April 30, 2008. The figure shown here is before waivers and/or reimbursements. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

(15)  Other expenses include expenses of 0.01% for aquired fund fees and expenses.

(16)  The Fund administration fee is paid indirectly through the management fee.

(17)  The manager has agreed in advance to reduce its fee to reflect reduced services from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund or acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC).

(18)  The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(19)  MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets in excess of $1 billion. For the fund's most recent fiscal year, the effective management fee rate was 0.74% of average daily net assets. If this agreement was reflected in the table, the management fee for initial shares would be 0.74% and the Total Annual Fund Expenses would be 0.86%. This written agreement will remain in effect until modified by the fund's Board of Trustees.

(20)  Effective May 1, 2007 the fund name changed. Formerly, the fund was the Capital Opportunities Series.

(21)  MFS has agreed in writing to bear the fund's expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described in footnote (18) above, do not exceed 0.15% annually. If this agreement was reflected in the table, the Other Expenses for Initial Class shares would be 0.15% and the Total Annual Fund Expenses would be 0.90%. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(22)  Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund's most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund's Board of Trustees. MFS has agreed to bear the fund's expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described in footnote (18) above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008. If these arrangements were reflected in the table, the management fee for Initial Class shares would be 0.73%, Other Expenses would be 0.15% and the Total Annual Fund Expenses would be 0.88%

DESCRIPTION OF LIBERTY LIFE AND THE VARIABLE ACCOUNT

Liberty Life Assurance Company of Boston. Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance, group life, disability insurance and individual and group annuity contracts. Some of these contracts are eligible to receive dividends and some are not. The variable life insurance contracts described in this prospectus are not eligible for dividends. Liberty Life is licensed to do business in all states, in the District of Columbia, and in Canada. We intend to market the Contracts everywhere in the United States where we conduct life insurance business.

With a long-standing commitment to professional standards of conduct in the advertising and sale of life insurance products and services, Liberty Life is an accredited member of the Insurance Marketplace Standards Association ("IMSA").

Liberty Life is an indirect wholly-owned subsidiary of Liberty Mutual Holding Company Inc, which also owns Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company. Liberty Life is a subsidiary of Liberty Mutual.

Liberty Life is obligated to pay all amounts promised to Contract Owners under the Contracts. Pursuant to a guarantee agreement effective February 3, 1998 and as amended on March 3, 2006, Liberty Mutual unconditionally guarantees to us on behalf of and for the benefit of Liberty Life and owners of life insurance contracts and annuity contracts issued by Liberty Life that Liberty Mutual will, on demand, make funds available to us for the timely payment of contractual obligations under any insurance policy or annuity contract issued by us. Liberty Mutual's commitment under the guarantee agreement supports our general account obligations, including our Fixed Account obligations under the Contracts and our obligation to pay death benefits in excess of the Account Values of the Contracts. While the guarantee agreement provides us with financial backing from Liberty Mutual, it does not create a direct contractual relationship between Liberty Mutual and you. Liberty Mutual may terminate this guarantee on notice to Liberty Life.

Variable Account. LLAC Variable Account was originally established on July 10, 1998 as a segregated asset account of Liberty Life under the laws of the Commonwealth of Massachusetts. The Variable Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The SEC does not supervise the management of the Variable Account or Liberty Life.

We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Account Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Liberty Life.

The Variable Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. Values allocated to the Variable Account will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. In the future, we may use the Variable Account to fund other variable life insurance contracts. We will account separately for each type of variable life insurance contract funded by the Variable Account.

Safekeeping of the Variable Account's Assets. We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

The Investment and Fixed Account Options

Variable Account Investments. Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is a separate investment series of an open end management investment company registered under the 1940 Act. We briefly describe the Portfolios below and provide additional information, including a summary of each Portfolio's fees and expenses, and information about name changes, reorganizations and/or mergers involving the Portfolios since the last prospectus with the effective dates, in the "Portfolio Expenses" table beginning on page 9. You should read the current prospectuses for the Portfolios for more strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio have no effect on the investment performance of any other Portfolio.

Following is a table listing the Portfolios in which each Sub-Account invests, information on each Portfolio's investment adviser and sub-adviser if applicable, as well as the investment objective of the Portfolio.

More detailed information concerning the Portfolios and their investment objectives, strategies, policies, risks and expenses is contained in each portfolio's prospectuses. A copy of each underlying Portfolio's prospectus accompanies this prospectus.

Portfolios in Which the Variable Account Invests	Investment Adviser (and Sub-Adviser, if Applicable)	Investment Objective
AIM Variable Insurance Funds (Series I Shares)

AIM V.I. Capital Appreciation Fund	ADVISER: A I M Advisors Inc.	Growth of capital.

AIM V.I. Government Securities Fund	ADVISER: A I M Advisors Inc.	To achieve a high level of current income consistent with reasonable concern for safety of principal.

AIM V.I. International Growth Fund	ADVISER: A I M Advisors Inc.	To provide long-term growth of capital.

AIM V.I. Technology Fund	ADVISER: A I M Advisors Inc.	Seeks capital growth

Portfolios in Which the Variable Account Invests	Investment Adviser (and Sub-Adviser, if Applicable)	Investment Objective
Columbia Funds Variable Insurance Trust (A Shares)

Columbia Small Cap Value Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks long-term growth by investing primarily in smaller capitalization equities.

Columbia Strategic Income Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks current income consistent with prudent risk and maximizing total return.

Columbia Large Cap Value Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks long-term growth and income.

Columbia Asset Allocation Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC SUB-ADVISER: Nordea Investment Management North America, Inc.	Seeks high total investment return.

Columbia Large Cap Growth Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks long-term growth.

Columbia Money Market Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Columbia Funds Variable Insurance Trust I (A Shares)

Columbia High Yield Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC SUB-ADVISER: MacKay Shields LLC	Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

The Dreyfus Corporation (Initial Shares)

Dreyfus Stock Index Fund, Inc.	ADVISER: The Dreyfus Corporation SUB-ADVISER: Mellon Equity Associates, LLP	Seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund Appreciation Portfolio	ADVISER: The Dreyfus Corporation SUB-ADVISER: Fayez Sarofim & Co.	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Portfolios in Which the Variable Account Invests	Investment Adviser (and Sub-Adviser, if Applicable)	Investment Objective
Dreyfus Socially Responsible Growth Fund, Inc.	ADVISER: The Dreyfus Corporation	Seeks capital growth, with current income as a secondary goal.

Dreyfus Investment Portfolios Technology Growth Portfolio	ADVISER: The Dreyfus Corporation	Seeks capital appreciation.

Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)

Franklin Growth and Income Securities Fund	ADVISER: Franklin Advisers, Inc.	Seeks capital appreciation with current income as a secondary goal.

Franklin Large Cap Growth Securities Fund	ADVISER: Franklin Advisers, Inc.	Seeks capital appreciation.

Franklin Strategic Income Securities Fund	ADVISER: Franklin Advisers, Inc.	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal.

Templeton Growth Securities Fund	ADVISER: Templeton Global Advisors Limited SUB-ADVISER: Templeton Asset Management Limited	Seeks long-term capital growth.

Franklin Money Market Fund	ADVISER: Franklin Advisers, Inc.	Seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00.

MFS Variable Insurance Trust (Initial Class Shares)

MFS VIT Emerging Growth Series	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT Research Series	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT Utilities Series	ADVISER: Massachusetts Financial Services Company	Seeks total return.

MFS VIT Investors Trust Series	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT Core Equity Series (formerly Capital Opportunities Series)	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT High Income Series	ADVISER: Massachusetts Financial Services Company	Seeks total return with an emphasis on high current income, but also considering capital appreciation.

Not all Sub-Accounts may be available under your Contract. You should contact your representative for further information on the availability of the Sub-Accounts.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review the Portfolios' prospectuses before allocating amounts to the Sub-Accounts.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the Payments you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make Payment within seven days.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity Contract Owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity Contract Owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Contract Owners will not bear the attendant expenses.

Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.

Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Account Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your Contract, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

Additions, Deletions, and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Payments under the Contract. Any substitution will comply with the requirements of the 1940 Act. We also reserve the right to make the following changes in the operation of the Variable Account and the Sub-Accounts:

(a)  to operate the Variable Account in any form permitted by law;

(b)  to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)  to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

(d)  to add, combine, or remove Sub-Accounts in the Variable Account;

(e)  to assess a charge for taxes attributable to the operation of the Variable Account or for other taxes, as described in "Charges and Deductions—Separate Account Expense Charge" beginning on page 33; and

(f)  to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

The Fixed Account

The portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (the "1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Payment to the Fixed Account. Under this option, we guarantee the principal amount allocated to the Fixed Account and the rate of interest that will be credited to the Fixed Account, as described below. From time to time we will set a current interest rate applicable to Net Premiums and transfers allocated to the Fixed Account during a Contract Year. We guarantee that the current rate in effect when a Payment or transfer to the Fixed Account is made will apply to that amount until at least the next Contract Anniversary. We may declare different rates for amounts that are allocated to the Fixed Account at different times. We determine interest rates in accordance with then-current market conditions and other factors.

The effective interest rate credited at any time to your Contract's Fixed Account is the weighted average of all of the interest rates for your Contract. The rates of interest that we set will never be less than the minimum guaranteed interest rate shown in your Contract. We may credit interest at a higher rate, but we are not obligated to do so.

During the 60 days after each Contract Anniversary, you may transfer all or part of your Fixed Account Balance to the Sub-Accounts, subject to the requirements and limits described in "Allocation of Payments" on page 23.

Amounts allocated to the Fixed Account become part of the general account of Liberty Life. Liberty Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial or full withdrawals from the Fixed Account for up to six months from the date we receive your written withdrawal request. If we defer payment for more than 30 days, we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

PURCHASING A CONTRACT

Initial Payment. You must pay an initial Payment to purchase a Contract. The initial Payment purchases a Death Benefit initially equal to your Contract's initial Death Benefit. The minimum initial Payment is $10,000. We may waive or change this minimum. You may pay additional Payments, subject to certain restrictions, as described below.

You may apply to purchase a Contract by submitting a written application to us through one of our authorized representatives. Acceptance of your application is subject to our issue

Age and underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Contract to you, we will return your Payment to you. We reserve the right to change the terms or conditions of your Contract to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus or in endorsements to the Contract, as appropriate.

Simplified Underwriting. Under our current underwriting rules, which we may change when and as we decide, proposed Insureds are eligible for simplified underwriting without a medical examination, if the application responses and initial Payment meet our simplified underwriting standards. Simplified underwriting is not available if the initial Payment exceeds the limits set in our simplified underwriting standards.

Simplified underwriting also is not available if the Insured would be more than 80 years old on the Contract Date. For Survivorship Contracts, both Insureds must meet our simplified underwriting requirements. Simplified underwriting limits may vary by state.

If your application is approved through simplified underwriting, your Contract will be effective and your life insurance coverage under the Contract will begin on the date of your application. Your Contract Date will be the date your application and initial Payment are taken.

Full Underwriting. If your application requires full underwriting and we approve your application, your Contract will be effective as of the date that we receive your initial Payment. If you submit your initial Payment with your application, the effective date of your Contract will be the date of your application, which will be designated your Contract's Contract Date. Otherwise, when we deliver your Contract we will require you to pay sufficient Payment to place your insurance in force. At that time, we also will provide you with a document showing your Contract's effective date, which will be designated as the Contract Date. While your application is in underwriting, if you have paid your initial Payment we may provide you with temporary life insurance coverage in accordance with the terms of our conditional receipt.

If we approve your application, you will earn interest on your Payment from the Contract Date. We will also begin to deduct the Contract charges as of the Contract Date. We will temporarily allocate your initial Payment to our Fixed Account until we allocate it to the Sub-Accounts and the Fixed Account in accordance with the procedures described in "Allocation of Payments" beginning on page 23.

If we reject your application, we will not issue you a Contract. We will return any Payment you have made, adding interest as and at the rate required in your state. We will generally mail a refund of your Payment within seven days of the date we reject your application. We will not subtract any Contract charges from the amount we refund to you.

Modified Endowment Contract. In most circumstances, your Contract will be considered a "modified endowment contract" ("MEC"), which is a form of life insurance contract under the Tax Code. Special rules govern the tax treatment of MECs. Under current tax law, Death Benefit Payments under MECs, like Death Benefit Payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and Contract loans, however, are treated differently. Amounts withdrawn and Contract loans are treated first as income, to the extent of any gain, and then as a return of Payment. The income portion of the distribution is includable in your taxable income. Also, an additional ten percent penalty tax is generally imposed on the taxable portion of amounts received before Age 59 1/2. For more information on the tax treatment of the Contract, see "Federal Income Tax Considerations" beginning on page 43, and consult your tax adviser.

Right to Return Contract. In many states, you may cancel your Contract by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law. If you return your Contract, the Contract terminates and, in most states, we will pay you an amount equal to your Payment. Your initial payment will be held in the Fixed Account during the right to return period, as described in the "Allocation of Payments" beginning on page 23. We ordinarily will pay the refund within seven days of receiving your request. No withdrawal charge is imposed upon return of a Contract within the right to return period. These right to return regulations may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Accordingly, you should refer to your Contract for specific information about your circumstances.

ACCOUNT VALUE

General. Your Account Value is the sum of the value of your interest in the Sub-Accounts you have chosen, plus your Fixed Account balance, plus your Loan Account balance. On the Contract Date, your Account Value is equal to your initial Payment minus any of the charges described below that are due on that date. Your Account Value may increase or decrease daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Payments, and the subtraction of partial withdrawals and charges assessed.

The Contract does not have a guaranteed minimum Account Value. Your Contract's Account Value in the Sub-Accounts will rise and fall, depending on the investment performance of the Portfolios underlying the Sub-Accounts to which you allocate your Payments. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios. The Account Value will also reflect Payments, amounts withdrawn, and cost of insurance and any other charges.

Adjustments to Account Value. Over the life of your Contract, your Account Value will increase and/or decrease as indicated below to reflect the following:

—  Additional Payments.

—  Any increase due to the investment experience of the chosen Sub-Accounts.

—  Addition of guaranteed interest at an annual effective rate of 4.0% (plus any excess interest if applicable) on the portion of the Account Value allocated to the Fixed Account.

—  Addition of interest at an annual effective rate of 6.0% on the portion of your Loan Account, which serves as collateral for your preferred Contract loans, if any.

—  Addition of interest at an effective annual rate of 4.0% on the portion of your Loan Account, which serves as collateral for your other Contract loans, if any.

—  Any decrease due to the investment experience of the chosen Sub-Accounts.

—  Subtraction of any amounts withdrawn.

—  Subtraction of the charges listed in "Charges and Deductions" beginning on page 33, as applicable.

We make all valuations in connection with the Contract (other than the initial Payment) on the date we receive your Payment or your request for other action at our Service Center, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day which is a Valuation Date and a date on which we are open for business. Calculations for initial Payments and Payments requiring underwriting are made on the date your Payment is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Payments" beginning on page 23.

Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Contract by dividing that portion of your Payments or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

A Valuation Date is any day on which the net asset value of the units of each division of the Variable Account is determined. Generally, this will be any date on which the New York Stock Exchange ("NYSE"), or its successor, is open for trading. Our Valuation Date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Sub-Account on each Valuation Date. A Sub-Account's Accumulation Unit Value for a particular Valuation Date will equal the Sub-Account's Accumulation Unit Value on the preceding Valuation Day multiplied by the Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is (1) divided by (2) minus (3), where:

(1)  is the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the ex-dividend date occurs in that Valuation Period;

(2)  is the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period; and

(3)  is an amount equal to the Separate Account Expense Charge imposed during the Valuation Period.

You should refer to the prospectuses for the Portfolios, which accompany this prospectus, for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Sub-Account and, therefore, your Account Value.

Postponement of payments to you. We may defer for up to 15 days the payment of any amount attributable to a Payment paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to the Account Value allocated to the Variable Account within seven days of our receiving your written request, except:

(1)  whenever the NYSE is closed (other than customary weekend and holiday closings);

(2)  when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Variable Account's investments or determination of the value of its net assets is not reasonably practicable; or

(3)  at any other time permitted by the SEC for your protection.

In addition, we may delay payment of Account Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

ALLOCATION OF PAYMENTS

Initial Payment. We will temporarily allocate your initial Payment to the Fixed Account as of the Contract Date. We generally will then reallocate that amount (including any interest) among the Sub-Accounts and the Fixed Account in accordance with your instructions, on the 15th day after the Delivery Date. This period may be longer or shorter, depending on the length of the right to return period in your state, as it will always equal five days plus the number of days in the right to return period in your state. If there are outstanding requirements when we issue your Contract that prevent us from placing your Contract in force, your Payment will not be allocated until all requirements are satisfied. In our discretion, in the future we may change our procedures for allocating initial Payments received before the end of the right to return period. We will not change the temporary allocation provisions of your Contract once we have delivered it to you.

You must specify your allocation percentages in your Contract application. Percentages must be in whole numbers and the total allocation must equal 100%. We will allocate your Payment in those percentages, until you give us new allocation instructions.

You initially may allocate your Account Value to up to ten Sub-Accounts and the Fixed Account. Moreover, you may not allocate less than five percent of your Account Value to any one option. You subsequently may add or delete Sub-Accounts and/or the Fixed Account from your allocation instructions without regard to this limit. Your allocation to the Fixed Account, if any, does not count against this limit. In the future we may change these limits.

Subsequent Payments. You may pay additional Payments at any time and in any amount necessary to avoid termination of your Contract. You may also pay additional Payments subject to the following conditions:

(1)  each additional Payment must be at least $1,000 ($10,000 for Contracts issued in New York); and

(2)  the Payment will not disqualify your Contract as a life insurance contract under the Tax Code.

We intend to require satisfactory evidence of insurability as a condition for accepting any Payment that would result in an increase in the Death Benefit, which will occur whenever the Death Benefit after applying the subsequent Payment would exceed the Initial Death Benefit. See "Death Benefit" on page 29, for an explanation of when the Death Benefit may exceed the Initial Death Benefit. If such evidence is required, we will notify you of our requirements by telephone or in writing. Any such increase will take effect on the first Monthly Date after we approve the increase. In the future, we may waive this requirement.

We generally will allocate your additional Payments to the Sub-Accounts and the Fixed Account as of the date we receive your Payment in our Service Center. If an additional Payment requires underwriting, however, we may delay allocation until after we have completed underwriting. We will follow the allocation instructions in our file, unless you send us new allocation instructions with your Payment. If you have any outstanding Indebtedness, we will apply any additional Payments to your outstanding loan balance until it is fully repaid, unless you instruct us otherwise in writing.

Asset Allocation Models. Because we recognize the importance to you of having advice available regarding the allocation of Account Value among the Sub-Accounts, Liberty Life and Liberty Life Distributors LLC ("LLD"), a registered broker-dealer and distributor of the contracts, have arranged to make available to registered representatives of participating broker-dealers several Asset Allocation Models and related materials for use with the Contracts. Neither Liberty Life nor LLD is a registered investment adviser and we do not provide any investment advice. We make the models available as a service solely incidental to our respective roles as issuer and distributor of the Contracts.

Standard & Poor's Investment Advisory Services LLC ("SPIAS") designed and on at least an annual basis reviews the Asset Allocation Models available for use with the Contracts. Standard & Poor's Investment Advisory Services LLC is a registered investment adviser and a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. "S&P", "S&P 500" and "Standard & Poor's" are registered trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. The contracts are not endorsed, sold or promoted by SPIAS and its affiliates. SPIAS and its affiliates make no representation regarding the advisability of investing in the Contracts.

The purpose of asset allocation models is to provide generalized patterns on how to allocate assets among available investments in a manner that is consistent with various investment styles and risk tolerances. The Asset Allocation Models available for use with the Contracts reflect SPIAS' evaluations of the risk and return behavior of the underlying funds in relation to current market conditions. The resultant models are targeted to selected investment styles and risk tolerances. Please keep in mind that asset allocation models do not guarantee any level of positive investment return. Moreover, the models are not individualized investment advice.

If your registered representative's broker-dealer participates in the servicing of the models, you will have the choice whether or not to use a model and, if so, which model to use. Through your registered representative, you may use a questionnaire and scoring system developed by SPIAS in order to help you to determine which model might be appropriate for you.

If you decide to use a model, upon written notice of your adoption of a model, we will automatically allocate your Payment in accordance with the percentages specified in the SPIAS Asset Allocation Model you selected. You may only use one model at a time. We also will automatically enroll you in the Asset Rebalancing program and we will periodically rebalance your Account Value in accordance with the percentages specified in your chosen model. If you wish to allocate a portion of your Payment or Account Value to the Fixed Account, you must instruct us specifically, because none of the models includes the Fixed Account.

You may choose to use a SPIAS Asset Allocation Model at any time. You also may discontinue your use of a model at any time by notifying us at our Service Center. We will automatically discontinue your use of a model if you: (a) discontinue the Asset Rebalancing program; (b) give us instructions changing your allocations of Payments or Account Value among the Sub-Accounts, or (c) you do not consent to a change in your chosen model when your consent is required.

If, upon annual review, your registered representative's broker-dealer no longer participates in servicing the models, we will discontinue your use of the models as of the effective date of the change in the model.

For each model, SPIAS determines the percentage allocations among the Sub-Accounts based upon an evaluation of the model's investment styles and the relevant underlying Portfolios' investment objectives and portfolio composition. These models are specific to this Contract. Similarly named models developed for use with our other products may differ.

On at least an annual basis, SPIAS will review the models. As a result of those reviews, SPIAS may decide that there is a need to change the percentage or mix of the Sub-Account allocations among the various available Sub-Accounts. If you are using that model, we will notify you and your registered representative in writing before the change is implemented, and you will have the opportunity to accept or decline to participate in the changes. If you instruct us that you decline a change in your chosen model, we will discontinue your use of the models as of the effective date of your request.

If a Sub-Account is added to the Contracts and a change to a model involves the addition of that Sub-Account, Liberty Life will require you to give your consent to reallocate your Account Value according to the revised model allocations. Consent may be given by sending written instructions to our Service Center or by calling the Service Center, if you did not refuse Telephone Transfer privileges on the application. If your consent is required and Liberty Life does not receive your consent to change to the revised model or an election of another available model, we will discontinue your use of the models as of the effective date of the change in the model.

If your registered representative's broker-dealer does not participate in the servicing of the models, and you are using one of the models, we will notify you that we are discontinuing your use of the models as of the effective date of the change in the model.

If your use of the models is discontinued and you have not provided Liberty Life new allocation instructions, your Account Value and subsequent Payments will be allocated according to the percentages specified in your last chosen model, will remain unchanged until contrary instructions are received, and the Asset Rebalancing program will continue to apply. Please note that remaining in a prior model may not be consistent with your investment objectives and risk tolerance.

Please call us at our Service Center or contact your registered representative for additional information or forms.

TRANSFER PROVISIONS

Transfer Privilege. The Contracts provide investment opportunities for long-term financial objectives. The Contracts are not designed for short-term trading strategies involving excessive transfers of Contract values. The Company discourages excessive transfers of Contract values and does not accommodate short-term trading strategies involving excessive transfers of Contract values. Short-term trading strategies involving frequent transfers of Contract values, when excessive, have the potential to interfere with the efficient management of the Portfolios, generate transaction costs and other expenses and have other adverse effects on Contract Owners who purchase the Contracts for long-term financial objectives.

We have procedures designed to identify and limit frequent transfer activity. These procedures are designed to protect the interests of Contract Owners who have purchased the Contracts for long-term financial objectives and will be applied uniformly by the Company. We monitor the number and timing of transfer activity by Contract Owners or third parties authorized to effect transfers on their behalf. We impose limits and restrictions on the number, timing, and processing requirements of transfer requests, as described below. Also, we will impose special restrictions for Contracts using strategies of programmed and excessive transfers engaged in short-term trading strategies, such as those used by professional market timers or other organizations on a uniform basis. As required by applicable laws and regulations, we will disclose customer information requested by the Portfolios to monitor trading activity. In addition, we will impose the trading restrictions and/or impose redemption fees requested by the Portfolios pursuant to their established procedures on a uniform basis for all Contract Owners invested in the affected Portfolio.

Some Contract Owners and third parties authorized to effect transfers on their behalf engaging in short-term trading strategies may employ tactics to avoid detection. Despite our efforts to prevent the use of the Contracts for short-term trading strategies involving excessive transfers of Contract values, there is no assurance that we will be able to identify such Contract Owners or third parties or deter their use of the Contracts for such purposes and, therefore, Contract Owners could be subject to the risks noted above.

We may modify the transfer privilege at any time. Modifications will be applied on a uniform basis for all Contract Owners going forward.

Limitations on Transfers. While the Contract is in force, you may transfer Account Value among the Fixed Account and Sub-Accounts in writing or by telephone. We will allow you to effect up to 20 transfers each calendar year by telephone, fax or mail. Once that limit has been reached, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by mail, excluding same-day delivery by mail or by courier. Currently, we do not accept transfer requests via electronic means, such as email.

After you have submitted 20 transfer requests in a calendar year, a subsequent transfer request by telephone or fax will be rejected. We will notify you in writing if a transfer request is rejected. Currently, transfers effected systematically under either our optional Dollar Cost Averaging or Asset Rebalancing programs described below do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. In the event of such a change, we will notify you in advance of the effective date of the change.

You may not request a transfer of less than $250 from a single Sub-Account, unless the amount requested is your entire balance in the Sub-Account. If less than $500 would remain in a Sub-Account after a transfer, we may require you to transfer the entire balance of the Sub-Account. We reserve the right to change these minimums.

If we detect a pattern of excessive transfers of Contract values, such as the short-term trading strategies employed by professional market timers or other organizations, by Contract Owners or third parties authorized to effect transfers on their behalf, we will impose special restrictions on those Contracts. Such restrictions will be applied to individual Contract Owners on a uniform basis and may include, but are not limited to, delaying transfer requests until the next Valuation Date at the Accumulation Unit Value determined on that date, or refusing any and all transfer instructions above the 20 transfers permitted each calendar year by telephone, fax or mail. We will provide you written notification of any restrictions imposed in advance of the effective date.

In addition, some of the Portfolios reserve the right to delay transfer requests from the Variable Account and/or impose redemption fees. Some Portfolios may refuse transfer requests for purchase transactions. These restrictions may be imposed if, in the judgment of the Portfolio's investment adviser, the Portfolio would be unable to invest effectively in accordance with its investment policies and objectives, or the request is considered to be short-term trading activity. Accordingly, the Variable Account may not be in a position to effectuate some transfers with the Portfolios and, therefore, will be unable to process such transfer requests. We will notify you in writing if we are not able to process a requested transfer.

Neither the Company nor its authorized representatives shall be liable for any loss resulting from rejected transfer requests.

We currently are waiving the transfer fee on all transfers, including Dollar Cost Averaging and Asset Rebalancing transfers. Under the Contract, however, we may charge a maximum transfer fee of $25 on each transfer after the first 12 transfers in any Contract Year. We may impose a limit on the number of free transfers or change that number, at any time.

We currently do not limit the number of Sub-Accounts to which you may allocate your Account Value, other than in your initial allocation. We may impose a limit in the future.

As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day, subject to the limitations discussed above. Otherwise, we will make the transfer on the first subsequent day on which we and the NYSE are open. Transfers pursuant to a Dollar Cost Averaging or Asset Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish.

You may make transfers from the Fixed Account to the Sub-Accounts only during the 60 days after each Contract Anniversary. You must submit your request no later than the end of this 60-day period. In addition, in each Contract Year, the largest amount that you may transfer out of the Fixed Account is the greater of: (a) the amount transferred in the prior Contract Year; (b) 20% of the current Fixed Account balance; or (c) the entire balance if it is not more than $250. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

We will not charge a transfer fee on a transfer of all of the Account Value in the Sub-Accounts to the Fixed Account.

Transfers Authorized by Telephone. You may make transfers by telephone, up to the limits and subject to the restrictions described above, unless you advise us in writing not to accept telephonic transfer instructions. Telephone transfer requests must be received by 4:00 p.m. Eastern time in order to be processed at that day's price.

We use procedures that we believe provide reasonable assurances that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate the telephone transfer privilege at any time without notice. Telephone transfers may not be available in some states.

Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Contract is in force you may authorize us to transfer a fixed dollar amount each month to the

Sub-Accounts of your choice in accordance with the procedures and requirements that we establish. The transfers will continue until you instruct us to stop, or until your chosen source of transfer Payments is exhausted. If you are Dollar Cost Averaging from the Fixed Account and instruct us to stop, you will have 60 days to transfer any or all of your Fixed Account balance from the Fixed Account to the Sub-Accounts. After that time, you cannot transfer from the Fixed Account until your next Contract Anniversary. More detail on transfer restrictions from the Fixed Account is provided above in "Transfers of Account Value." We currently are waiving the contractual transfer fee on all transfers, including Dollar Cost Averaging transfers. If we limit the number of free transfers, however, transfers under the Dollar Cost Averaging Program will count toward that limit. See "Transaction Fees—Transfer Fee" on page 37.

Your request to participate in this program will be effective when we receive your completed written request at our Service Center. You may discontinue participation in the program by notifying us at our Service Center. We do not impose a separate charge for participating in the program. We may change, terminate, limit or suspend Dollar Cost Averaging at any time. Please call or write to us at our Service Center for a copy of the request form and additional information concerning the program.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. Participation in this program does not assure you of a greater profit, however, from your purchases under the program. In addition, the program will not prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with Dollar Cost Averaging. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Dollar Cost Averaging is being used.

You may not participate in both the Dollar Cost Averaging and Asset Rebalancing programs at the same time.

Asset Rebalancing. Asset Rebalancing allows you to readjust the percentage of your Account Value allocated to each Sub-Account to maintain a pre-set level. Over time, the variations in each Sub-Account's investment results will shift the balance of your Account Value allocations. Under the Asset Rebalancing feature, we periodically will transfer your Account Value, including new Payments (unless you specify otherwise), back to the percentages you specify in accordance with procedures and requirements that we establish. All of your Account Value allocated to the Sub-Accounts must be included in an Asset Rebalancing program. You may not include your Fixed Account balance in an Asset Rebalancing program. We currently are waiving the contractual transfer fee on all transfers, including Asset Rebalancing transfers. If we limit the number of free transfers, however, transfers under an Asset Rebalancing program will count toward that limit. See "Transaction Fees—Transfer Fee" on page 37.

You may request Asset Rebalancing when you apply for your Contract or by submitting a completed written request to us at our Service Center. You may discontinue participation in the program by notifying us at our Service Center. We do not impose a separate charge for participating in the program. Please call or write us for a copy of the request form and additional information concerning Asset Rebalancing.

Asset Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Account Value allocated to the better performing segments. Other investment programs may not work in concert with Asset Rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Asset Rebalancing is being used. We may change, terminate, limit, or suspend Asset Rebalancing at any time.

You may not participate in both the Dollar Cost Averaging and Asset Rebalancing programs at the same time.

DEATH BENEFIT

Death Benefit. While your Contract is in force, we will pay the Death Benefit upon the death of the Insured or, if your Contract is a Survivorship Contract, upon the death of the second Insured to die. We will pay Death Benefit proceeds to the named Beneficiary(ies) or, if none survives, to contingent Beneficiary(ies). We will pay the Death Benefit proceeds in a lump sum or under an optional Payment plan, as described below.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Indebtedness, and less any due and unpaid charges. We will determine the amount of the Death Benefit proceeds as of the date of the Insured's death. We will usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

The Death Benefit will be the greater of: (a) the Initial Death Benefit; or (b) the Account Value multiplied by the applicable corridor percentage as described below. The corridor percentages are set so as to seek to ensure that the Contracts will qualify for favorable federal income tax treatment. The corridor percentages are stated in the Contract. They vary according to the Age of the Insured. Under this formula, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Initial Death Benefit, and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Initial Death Benefit).

Examples:

	Example A	Example B
Initial Death Benefit	$100,000	$100,000
Insured's Age	60	60
Account Value on Date of Death	$80,000	$50,000
Applicable Corridor Percentage	130%	130%
Death Benefit	$104,000	$100,000

In Example A, the Death Benefit equals $104,000, i.e., the greater of $100,000 (the Initial Death Benefit) and $104,000 (the Account Value at the date of death of $80,000, multiplied by the corridor percentage of 130%). This amount, less any Indebtedness and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Initial Death Benefit) or $65,000 (the Account Value of $50,000 multiplied by the corridor percentage of 130%).

We will reduce your Contract's Initial Death Benefit if you take a partial withdrawal, as described in "Partial Withdrawals—Effect of Partial Withdrawal on Death Benefit" on page 38.

Guaranteed Death Benefit. Your Contract has a Guaranteed Death Benefit (called Guaranteed Coverage in Maryland). Under this provision, if you do not have any outstanding Indebtedness, your Contract will not lapse before the end of the period shown in the table below.

Single Life Contracts

Issue Age	Expiry Date of Guaranteed Death Benefit
0-34	30 Years from the Contract Date
35-54	20 Years from the Contract Date
55-80	10 Years from the Contract Date
81-85	5 Years from the Contract Date

Survivorship Contracts

Younger Insured's Issue Age	Expiry Date of Guaranteed Death Benefit
0-39	25 Years from the Contract Date
40-59	15 Years from the Contract Date
60-85	10 Years from the Contract Date

While the Guaranteed Death Benefit is in effect and there is no outstanding Indebtedness, if on a Monthly Date the Surrender Value is not large enough to cover the full Monthly Deduction, we will apply the remaining Surrender Value to partially pay the Monthly Deduction and waive any insufficiency. Thereafter, we will waive all future Monthly Deductions until the Surrender Value is sufficient to pay the Monthly Deduction, or the Guaranteed Death Benefit period ends.

After the end of the Guaranteed Death Benefit period, the Monthly Deduction will not be waived if the Surrender Value is not large enough to cover the full Monthly Deduction, regardless of whether you have any outstanding Indebtedness. Failure to pay the full Monthly Deduction will cause your Contract to enter the Grace Period and terminate if you do not pay an amount sufficient to pay all unpaid Monthly Deductions before the end of the Grace Period.

The terms of this provision in your Contract may differ depending on when and in which state your Contract was issued. In some states and under some previously issued Contracts, the Death Benefit is guaranteed until the Maturity Date, provided you do not have outstanding Indebtedness. In other states, the period of guaranteed coverage is shorter. If you are considering purchasing a Contract, see your representative for the terms available in your state. If you already own a Contract, the terms of this provision, including the length of the period of guaranteed coverage, is set forth in your Contract.

Accelerated Death Benefit Provisions. You may request payment of a portion of the Death Benefit as an Accelerated Death Benefit if either: (1) the Insured has a terminal condition; or (2) the Insured is chronically ill, as these terms are defined in the Contract. Under a Survivorship Contract, the Accelerated Death Benefit is only available on the terminal illness or chronic illness of the surviving Insured. You generally may request an Accelerated Death Benefit equal to up to the lesser of 90% of the Death Benefit (before subtracting any Indebtedness) or $250,000. We will reduce the amount you request by a discount for the early payment, a $100 processing fee, and the repayment of a pro rata portion of your Indebtedness. You may choose for the Accelerated Death Benefit to be paid in a lump sum or in installments, as described in the Contract. If you request an Accelerated Death Benefit, the balance of the Death Benefit (net of the amount previously requested) is payable upon the Insured's death, as long as the Contract is in force. You may request an Accelerated Death Benefit only once.

If your request for an Accelerated Death Benefit is based on the Insured's being chronically ill, in some circumstances a portion of your Accelerated Death Benefit may not qualify for exemption from federal income tax. Accordingly, you should consult your tax adviser before requesting an Accelerated Death Benefit. For more information, see "Federal Income Tax Considerations—Accelerated Death Benefit" on page 46.

This benefit may not be available in some states, and the terms may differ in some states. Please contact us for more information.

MATURITY BENEFIT

General. If the Insured is still living and the Contract is in force on the Maturity Date, we will pay you a Maturity Benefit. The Maturity Benefit will equal the Surrender Value on the Maturity Date. The Maturity Date will be the Contract Anniversary after the Insured's 100th birthday. For Survivorship Contracts, the Maturity Date will be the Contract Anniversary after the younger living Insured's 100th birthday.

Extended Maturity Agreement. You may continue your Contract after the Maturity Date if the Insured is still living on that date and you write to us before the Maturity Date to enter into an extended maturity agreement. Under that agreement, among other things:

(1)  the Death Benefit proceeds will equal the Surrender Value;

(2)  you will pay no further cost of insurance charges;

(3)  you may not pay additional Payments; and

(4)  the guaranteed Death Benefit does not apply.

Other Contract provisions may also be modified after the Maturity Date.

We will continue to charge the Separate Account Expense Charge during the maturity extension period, even though there no longer will be a mortality risk under your Contract. We continue to collect this charge to provide for the possibility that the total cost of death benefits already paid and to be paid in the future under all Contracts will exceed what we expect to collect from cost of insurance charges.

Your decision whether or not to enter into an extended maturity agreement will have tax consequences. Accordingly, before you make that decision you should consult your tax adviser.

PROCEEDS OPTIONS

We will pay the Surrender Value or Death Benefit proceeds under the Contract in a lump sum or under one of the proceeds options that we then offer. Surrender proceeds are payable in a lump sum unless you request one of the other proceeds options. Death Benefit proceeds are payable in a lump sum unless the beneficiary elects one of the other proceeds options. The amount applied to a proceeds option must be at least $2,000 of Account Value and result in installment Payments of not less than $20. Unless we consent in writing, the proceeds options described below are not available if the payee is an assignee, administrator, executor, trustee, association, partnership, or corporation. We will not permit surrenders or partial withdrawals after Payments under a proceeds option involving life contingencies, such as Option 4 below, commence. We will transfer to our general account any amount placed under a proceeds option and it will not be affected by the investment performance of the Variable Account.

You may request a proceeds option by writing to us at our Service Center before the death of the Insured. If you change the Beneficiary, the existing choice of proceeds option will become invalid and you may either notify us that you wish to continue the pre-existing choice of proceeds option or select a new one.

The following proceeds options are available under the Contract:

Option 1—Interest. We will pay interest monthly on proceeds left with us. We will credit interest to unpaid balances at a rate that we will declare annually. We will never declare an effective annual rate of less than 3 1/2%.

Option 2—Fixed Amount. We will pay equal monthly installments until the proceeds are exhausted. We will credit interest to unpaid balances at a rate that we will declare annually. We will never declare an effective annual rate of less than 3 1/2%.

Option 3—Fixed Period. We will pay monthly installments for a period selected by you of not more than 25 years.

Option 4—Life Income, with or without a Guarantee Period. We will pay proceeds in periodic payments to the payee for as long as the payee is alive. If no guarantee period is selected, payments will stop when the payee dies, and we will make no further payments to the payee or his or her beneficiary. Therefore, depending on when the payee dies, the total payments received may be more or less than the amount applied to this option. For example, if the payee dies before the second payment is due, the payee will receive only one payment. If a guarantee period is selected and the payee dies before the end of the guarantee period, however, we will continue payments to a named beneficiary until the end of the guarantee period. We offer guarantee periods of ten years, 15 years or 20 years. If you wish to ensure that the total payments to the payee and his or her beneficiary will at least equal the amount applied to this option, you should select a guarantee period that, when multiplied by the annual guaranteed payments, will provide at least that amount. If you select a shorter guarantee period, it is possible that the total payments received may be less than the amount applied to this option. We base the payments on the 1983 Individual Annuity Mortality Table, adjusted to include ten years of mortality improvement under Projection Scale G, which has the effect of lowering the purchase rates applied to amounts payable under this option.

Liberty Security Account®. Effective May 1, 2004, the Liberty Security Account was discontinued as a proceeds option for the Contracts. For payments of proceeds made prior to May 1, 2004, we will credit interest to those proceeds left with us in the Liberty Security Account. We will credit interest to your Liberty Security Account. We periodically may change that rate. The Beneficiary will be able to write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum amount of $250.

When we begin to make payments under Options 3 and 4, we will tell you the amount of your installment payment. Your installment payment will never be less than the amounts determined using the tables in the Contract. It may be higher.

In addition, we may agree to other proceeds option plans. Write or call us to obtain information about them.

CHARGES AND DEDUCTIONS

We assess charges and deductions against the Contract's Account Value and the Sub-Accounts. Additional deductions and expenses are paid out of the Portfolios' assets, as described in the prospectuses of the Portfolios.

Separate Account Expense Charge

On each Valuation Date, we will take a deduction from the Sub-Accounts to compensate Liberty Life for its expenses incurred in connection with this Contract. The Separate Account Expense Charge will be calculated at an annual rate equivalent to 1.65% of average daily net assets of each Sub-Account, as described in the Tables of Fees and Expenses beginning on page 5. The amount deducted is determined on each Valuation Date and is reflected in the calculation of Accumulation Unit Values.

The Separate Account Expense Charge, together with the Fixed Account Expense Charge described below, is intended to cover all expenses under the Contract other than distribution expenses, and the cost of insurance charges and the other expenses covered by the Monthly Deduction and premium expense charge, which are charged for separately and described below. Accordingly, the Expense Charges are intended to compensate us for incurring the following expenses and assuming certain risks under the Contracts:

—  mortality and expense risk;

—  a portion of state premium taxes and other state and local taxes;

—  certain federal taxes and other expenses associated with the receipt of Payments; and

—  a portion of our administrative expenses, such as salaries, postage, telephone, office equipment and periodic reports.

The mortality risk assumed in relation to the Contract includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims and the risks under the guaranteed Death Benefit. We also assume a risk that, on the Monthly Date preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

We currently are not maintaining a provision for taxes attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of Payments under the Contracts). In the future, however, we may make such a charge if federal tax laws change so that there is a tax imposed on the Variable Account. Charges for other taxes, if any, attributable to the Variable Account or to this class of Contracts may also be made.

Monthly Deduction

Each month on the Monthly Date we will take a Monthly Deduction from your Account Value. The Monthly Deduction will consist of (1) a cost of insurance charge, (2) a Contract fee (when due), and (3) the Fixed Account Expense Charge, as applicable. We deduct the Fixed Account Expense Charge from your Fixed Account balance. We deduct the remainder of the

Monthly Deduction proportionately from your interests in the Sub-Accounts and your Fixed Account balance.

Cost of Insurance Charge. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured(s). We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in the Contract.

The current monthly cost of insurance charge is the lesser of:

(a)  the applicable current asset-based cost of insurance rate times the Account Value on the Monthly Date; or

(b)  the applicable guaranteed cost of insurance rate multiplied by the net amount at risk on the Monthly Date.

Our current asset-based cost of insurance rate for the Single Life, Standard Rating Class (NT) is 0.45% of Account Value annually. Our current asset-based cost of insurance rate for Survivorship Contracts, when both Insureds are in the Standard Rating Class (NT), is 0.15% of Account Value annually. Rates for other classes may differ based on the type of Contract and the rating class and history of tobacco use of the Insured(s). The cost of insurance charge differs under Survivorship Contracts because we base it on the anticipated mortality of two Insureds and we do not pay the Death Benefit until both Insureds have died.

Your guaranteed cost of insurance rates are set forth in the mortality tables in your Contract. The net amount at risk is (a) – (b), where:

(a)  is the Death Benefit on the first day of the Contract Month divided by 1.0028709; and

(b)  the Account Value on that day before the deduction of the Monthly Deduction for the cost of insurance.

The net amount at risk approximates the portion of the Death Benefit that we would pay from our general assets if the Insured were to die before the next Monthly Date. Because your Account Value and the net amount for which we are at risk under your Contract may vary monthly, your cost of insurance charge is likely to differ each month. In general, under these formulas, when your current monthly cost of insurance charge is determined using the asset-based rate, an increase in your Account Value increases your current monthly cost of insurance charge, up to the guaranteed maximum cost of insurance charge determined as described above. Since that maximum charge is based on the net amount at risk, which generally declines as your Account Value increases, increases in your Account Value generally reduce the guaranteed maximum cost of insurance charge. Thus, if the asset-based charge would be higher than the guaranteed maximum charge, further increases in your Account Value generally will reduce your current cost of insurance charge.

The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, based on our expectations as to our future mortality experience and other factors. We guarantee, however, that we will never charge you a cost of insurance charge higher than the amount determined using the guaranteed cost of insurance rates shown in the Contract. We base our cost of insurance rates on the sex, issue Age, Contract Year, rating class, and history of tobacco use of the Insured, or of both Insureds for a Survivorship Contract. However, we issue unisex Contracts in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, Age last birthday, and history of tobacco use. Our cost of insurance rates for unisex Contracts will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.

Contract Fee. We charge a Contract fee of $30.00 per year. We deduct the Contract fee on each Contract Anniversary. If you surrender your Contract during a Contract Year, we will deduct the full Contract fee from your surrender proceeds. The Contract fee is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. We currently waive the Contract fee on a Contract if the Account Value is at least $50,000.

Fixed Account Expense Charge. On each Monthly Date we charge a Fixed Account Expense Charge of 0.04% of the Account Value in the Fixed Account, which is equivalent to an annual rate of 0.48% of the average monthly Account Value in the Fixed Account, as described in the Tables of Fees and Expenses beginning on page 5.

Portfolio Expenses

You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Account Value. The Variable Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For more information concerning the investment advisory fees and other charges assessed against the Portfolios, please refer to "Tables of Fees and Expenses—Annual Portfolio Operating Expenses" beginning on page 8. Additional details are provided in the prospectuses and the statements of additional information for the Portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of Variable Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We may receive Rule (12b-1) fees directly from the Franklin Templeton Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolio's shares held by applicable Franklin Templeton Sub-Accounts.

Transaction Fees

Withdrawal Charge. If you surrender your Contract or take a partial withdrawal during the first seven Contract Years, a withdrawal charge will apply. The withdrawal charge will be calculated at the rate shown below. For additional information concerning the rates applicable to you, please ask your representative or contact our Service Center.

If you surrender your Contract, the withdrawal charge will equal a percentage of your initial Payment net of all previous withdrawal amounts on which you paid a withdrawal charge. If you make a partial withdrawal from your Contract, the withdrawal charge will equal a percentage of the amount withdrawn until your total partial withdrawals on which you paid a withdrawal charge equals your initial Payment. Partial withdrawals above that amount are not subject to the withdrawal charge.

The rate used to determine the withdrawal charge depends on the year the withdrawal is made. The withdrawal charge declines to zero percent after the seventh Contract Year. The withdrawal charge is assessed at the following rates:

WITHDRAWAL CHARGE ON CONTRACTS ISSUED IN ALL JURISDICTIONS EXCEPT MARYLAND

Contract Year	Withdrawal Charge	Contract Year	Withdrawal Charge
1	9.75%	5	7.25%
2	9.50%	6	5.00%
3	9.25%	7	4.75%
4	7.50%	8+	0%

WITHDRAWAL CHARGE ON CONTRACTS ISSUED IN MARYLAND

Single Life Contracts

Contracts Year	Issue Ages 0 - 65	Issue Ages 66 - 80	Withdrawal Charge Issue Ages 81 - 85
1	9.75%	7.75%	7.25%
2	9.50%	7.50%	7.00%
3	9.25%	7.00%	6.75%
4	7.50%	6.75%	6.25%
5	7.25%	6.50%	6.00%
6	5.00%	5.00%	5.00%
7	4.75%	4.75%	4.75%
8+	0.00%	0.00%	0.00%

Survivorship Contracts(1)

Contracts Year	Issue Ages 0 - 65	Issue Ages 66 - 80	Withdrawal Charge Issue Ages 81 - 85
1	9.75%	8.50%	8.00%
2	9.50%	7.50%	7.00%
3	9.25%	6.75%	6.25%
4	7.50%	6.25%	5.75%
5	7.25%	5.75%	5.25%
6	5.00%	5.00%	5.00%
7	4.75%	4.75%	4.75%
8+	0.00%	0.00%	0.00%

(1)  Issue Ages refer to the Age of the younger Insured.

Except in South Carolina, we will waive the withdrawal charge on that portion of your withdrawals equal to the greater of:

(a)  ten percent of the Account Value less any prior partial withdrawals not subject to charges plus preferred loans taken since the most recent Contract Anniversary; or

(b)  earnings not previously withdrawn. For this purpose, "earnings" will equal the Account Value, minus the total Payments on your Contract, minus all outstanding preferred loans, minus any interest that has accrued on Indebtedness since the previous Contract Anniversary, plus all prior partial withdrawals other than withdrawals of earnings.

Additional Payments do not increase the amount of withdrawal charge you may be required to pay. Only your initial Payment is used in our formula for calculating withdrawal charges.

The withdrawal charge is imposed to cover our actual premium and other state taxes and distribution expenses, which include representatives' sales commissions and other sales and distribution expenses. We expect to recover total premium and other state taxes and distribution expenses of the Contracts over the life of the Contracts. However, to the extent premium and other state taxes and distribution costs are not recovered by the withdrawal charge, we may make up any shortfall from the assets of our general account, which includes funds derived from the daily deductions charged to the Sub-Accounts and other fees and charges under the Contracts.

— Medical Waiver of Withdrawal Charge. After the first Contract Year, we will waive the withdrawal charge on all withdrawals under your Contract if on at least 45 days of any continuous 60 day period beginning after the first Contract Year, the Insured or his or her spouse has a qualifying medical stay, as defined in the Contract. To obtain this waiver, you must apply in writing within 180 days of your initial eligibility and meet the requirements for the waiver outlined in the Contract. Please refer to your Contract or call us for additional information about this provision. This provision may not be available in some states and terms may differ in some states.

Partial Withdrawal Fee. In addition to a withdrawal charge, we charge a withdrawal fee on any partial withdrawal after the first in any Contract Year. The partial withdrawal fee will equal the lesser of $25 or two percent of the amount of the partial withdrawal. The partial withdrawal fee does not apply to full surrenders. The partial withdrawal fee is intended to compensate us for our administrative costs in effecting a partial withdrawal.

Transfer Fee. The Contract permits us to charge a maximum transfer fee of $25 per transfer on each transfer after the first 12 transfers in any Contract Year, including transfers under our Dollar Cost Averaging and Asset Rebalancing Programs. We currently are waiving the transfer fee on all transfers. We may impose a limit on the number of free transfers, or change that number, at any time. If we limit the number of free transfers, we will notify you of any reduction in the number of free transfers in advance of the effective date of the change.

We will deduct the transfer fee from the Account Value remaining in the Sub-Account or the Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will subtract it from the transferred amount.

To discourage frequent transfers of Account Value, we also may impose limits on the number of transfers in certain circumstances. For more information, see "Transfer Provisions—Limitations on Transfers" on page 26.

CONTRACT SURRENDER AND PARTIAL WITHDRAWALS

Surrender. While your Contract is in force, you may fully surrender your Contract. We will pay you the Surrender Value determined as of the day we receive your written request at our Service Center. We may require that you give us your Contract document before we pay you the Surrender Value. Before we pay a full surrender, you must provide us with tax withholding information.

The Surrender Value equals the Account Value, minus any applicable withdrawal charges as stated in your Contract, minus the Contract fee, minus any Indebtedness. The Surrender

Value will be calculated as of the end of the Valuation Period during which your surrender request was received. We generally will pay you the Surrender Value of the Contract within seven days of our receiving your complete request or the effective date of the surrender, whichever is later. The determination of the applicable withdrawal charge is described in "Charges and Deductions—Withdrawal Charge" beginning on page 35.

You may receive the Surrender Value in a lump sum or under any of the proceeds options described in "Death Benefit—Proceeds Options" on page 31.

Surrendering the Contract generally will be subject to income tax and a ten percent penalty tax. The tax consequences of surrendering the Contract are discussed in "Federal Income Tax Considerations" beginning on page 43.

Partial Withdrawals. Beginning in the second Contract Year, you may receive a portion of the Surrender Value by making a partial withdrawal from your Contract. You must request the partial withdrawal in writing. Your request will be effective on the date we receive it at our Service Center. Before we pay any partial withdrawal, you must provide us with tax withholding information. We generally will pay you the partial withdrawal amount within seven days of our receiving your complete request.

When you request a partial withdrawal, we will pay you the amount requested and subtract the amount requested plus any applicable withdrawal charge and withdrawal fee from your Account Value. We may waive the withdrawal charge on some or all of your withdrawals. The determination of the withdrawal charge is described in "Charges and Deductions—Withdrawal Charge" beginning on page 35.

During the first Contract Year, you may not make any partial withdrawals. After the first Contract Year, you may take partial withdrawals as often as you choose. You may not, however, withdraw less than $250 at one time. In addition, we may refuse to permit any partial withdrawal that would leave less than $500 in a Sub-Account from which the withdrawal was taken unless the entire Sub-Account balance is withdrawn. If a partial withdrawal plus any applicable withdrawal charge would reduce the Account Value to less than $10,000, we may treat your request as a request to withdraw the total Account Value and terminate your Contract. We may waive or change this limit.

— Allocating Partial Withdrawals among Sub-Accounts and the Fixed Account. You may specify how much of your partial withdrawal you wish to be taken from each Sub-Account. The amount requested from a specific Sub-Account may not exceed the value of that option less any applicable withdrawal charge and fee. If you do not specify the option from which you wish to take your partial withdrawal, we will take it proportionately from the Sub-Accounts and the Fixed Account.

— Effect of Partial Withdrawal on Death Benefit. A partial withdrawal will reduce the Initial Death Benefit under your Contract as well as the Account Value. We will reduce the Initial Death Benefit proportionately to the reduction in the Account Value caused by the partial withdrawal. Thereafter, we will calculate contract charges and any Death Benefit payable under your Contract using the revised Initial Death Benefit. We will notify you of the new Initial Death Benefit in our next quarterly or annual report to you.

— Tax Consequences of Partial Withdrawals. Withdrawals generally will be subject to income tax and a ten percent penalty tax. The tax consequences of partial withdrawals are discussed in "Federal Income Tax Considerations" beginning on page 43.

Systematic Withdrawals or Loans. You may enroll in our systematic withdrawal program by sending a completed enrollment form to our Service Center. We will pay systematic withdrawals or loans to you or a payee that you choose. Each systematic withdrawal Payment must be at least $250. We will take systematic withdrawal Payments proportionately from the Sub-Accounts and the Fixed Account, unless you instruct us otherwise. You may not withdraw or borrow more than a proportionate share from the Fixed Account under this program. We will treat systematic withdrawals in the same way as other partial withdrawals in applying the withdrawal charge and the withdrawal fee. In our discretion we may stop paying systematic withdrawals if your Account Value falls below our current minimum. Systematic loans are subject to the same limitations and requirements as other Contract loans, as described below in "Loans." We do not impose a separate charge for the program. We reserve the right to modify or suspend the systematic withdrawal or loan program. In our discretion, any change may apply to existing systematic plans. Please call or write to us at our Service Center for more information about our systematic withdrawal or loan program.

If you take Payments under our systematic withdrawal program prior to Age 59 1/2, you may be subject to a ten percent penalty tax, in addition to any other tax liability you may have. Accordingly, you should consult your tax adviser before entering into a systematic withdrawal plan. For more information, see "Contracts Which Are MECs—Penalty Tax" on page 47.

LOANS

Availability of Loans. While the Contract is in force, you may borrow money from us using the Contract as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 90% of the Surrender Value of your Contract as of the end of the Valuation Period in which we receive your loan request. Any outstanding Indebtedness will count against that limit. A loan against your Contract's Surrender Value may be taken at any time.

If you purchase a Contract in exchange for another life insurance contract under which a loan is outstanding, in our discretion we may permit you to continue that loan under your Contract. We will advise you of the applicable interest rate.

Limitations. The minimum loan amount is $250. In addition, if you have named an irrevocable Beneficiary, you must also obtain written consent from that individual or entity before we make a Contract loan to you.

Interest. The interest rate on all Contract loans is the loan interest rate shown in your Contract. Interest on Contract loans accrues daily and is due on each Contract Anniversary. If you do not pay the interest when due, the unpaid interest will become part of the Contract loan and will accrue interest at the same rate.

When we make a Contract loan to you, we will transfer to the Loan Account a portion of the Account Value equal to the loan amount. We will take the transfers proportionately from the Fixed Account and Sub-Accounts, unless you instruct us otherwise in writing. You may not transfer more than a pro-rata share from the Fixed Account.

We will credit interest to the portion of the Loan Account attributable to preferred loans at the loan interest rate shown in your Contract. We will treat as a preferred loan the portion of your loan equal in amount to (a) your Account Value, minus (b) your total Payments, minus (c) your current preferred loan balance, minus (d) any interest that has accrued on your Indebtedness since the previous Contract Anniversary, plus (e) all prior partial withdrawals in excess of earnings. We will credit interest to the remainder of the Loan Account at the minimum guaranteed interest rate shown in your Contract. On each Contract Anniversary, we will also transfer to the Loan Account an amount of Account Value equal to the amount by which the Indebtedness exceeds the value of the Loan Account.

Effect of Loans. A Contract loan, whether or not repaid, will have a permanent effect on your Account Value because the investment results of each Sub-Account and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Account Value will not increase as rapidly as it would if you had not taken a Contract loan. If the Sub-Accounts and/or Fixed Account earn less than that rate, then your Account Value will be greater than it would have been if you had not taken a Contract loan. Also, if you do not repay a Contract loan, your Indebtedness will be subtracted from the Death Benefit and Surrender Value otherwise payable.

If you have an outstanding Contract loan, the Guaranteed Death Benefit does not apply, and decreases in your Account Value, including decreases due to negative investment results in the Sub-Accounts you have chosen, could cause your Contract to enter the Grace Period and lapse. If you have an outstanding Contract loan and do not pay loan interest when due, unpaid interest will be added to your Contract loan and will bear interest at the same rate. If your investment gains are insufficient, your outstanding Contract loan could exceed your Surrender Value, resulting in your Contract entering the Grace Period.

Tax Consequences of Contract Loans. You may realize taxable income when you take a Contract loan. In most instances, a Contract is treated as a MEC for federal tax purposes. As a result, Contract loans are treated as withdrawals for tax purposes, and the amount of the loan equal to any increase in your Account Value may be treated as taxable income to you. In addition, you may also incur an additional ten percent penalty tax. You should also be aware that interest on Contract loans is generally not deductible. Although a Contract loan is treated as a withdrawal for tax purposes, however, it is treated differently for Contract purposes. For example, under the Contract, a Contract loan, unlike a partial withdrawal, does not reduce the Initial Death Benefit. Accordingly, before you take a Contract loan, you should consult your tax adviser and carefully consider the potential impact of a Contract loan on your rights and benefits under the Contract.

Loan Procedures. The loan amount available will be calculated as of the end of the Valuation Period during which your loan request is received. We generally will pay you the loan amount within seven days of our receiving your complete request.

In addition, you may repay all or any part of any Contract loan without penalty at any time while the Contract is still in effect and the Insured is living. If you have a Contract loan outstanding, we will treat any additional Payments we receive from you as a loan repayment, unless you instruct us otherwise in writing. The Payment will be processed as of the end of the Valuation

Period during which it is received. We will deduct an amount equal to your loan repayment from the Loan Account and allocate your Payment among the Sub-Accounts and the Fixed Account on the same basis as additional Payments are allocated, unless you instruct us otherwise.

LAPSE AND REINSTATEMENT

Lapse. The Contract will terminate and life insurance coverage will end when one of the following events first occurs:

(a)  you surrender your Contract;

(b)  the Contract reaches the Maturity Date;

(c)  the Grace Period ends; or

(d)  the Insured dies.

Grace Period. Your Contract will enter the Grace Period if on a Monthly Date the Surrender Value is insufficient to pay the Monthly Deduction and either you have any unpaid Indebtedness, or the Guaranteed Death Benefit period has ended. You will be given a 61-day Grace Period in which to pay an additional amount sufficient to keep the Contract in force after the end of the Grace Period.

At least 61 days before the end of the Grace Period, we will send you and any assignee a notice telling you that you must pay at least the amount shown in the notice by the end of the Grace Period to prevent your Contract from terminating. The amount shown in the notice will be determined as provided in the Contract. You may pay a larger amount if you wish. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Contract will lapse and coverage ends. The Contract will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by an amount equal to the Monthly Deductions due and unpaid. See "Death Benefit" beginning on page 29.

Reinstatement. If your Contract lapses during the life of the Insured, you may apply for reinstatement of the Contract by paying us the reinstatement Payment. You must apply for reinstatement within five years from the end of the Grace Period and before the Maturity Date while the Insured is living. A notice will be sent when the Contract lapses indicating the amount needed to reinstate the Contract. The reinstatement Payment is an amount sufficient (1) to pay all unpaid Monthly Deductions for the Grace Period and (2) to keep your Contract in force for three months. If you choose, you may pay a larger amount. If Indebtedness was outstanding at the time of the lapse, you must either repay or reinstate the loan before we will reinstate your Contract. In addition, you must provide evidence of insurability satisfactory to us. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the Payment paid at the time of reinstatement. All Contract charges will continue to be based on your original Contract Date. A Survivorship Contract may be reinstated only if both Insureds are still alive, or if one Insured is alive and the lapse occurred after the death of the first Insured.

GENERAL CONTRACT PROVISIONS

Ownership Rights. During the Insured's lifetime, the rights and privileges stated in the Contract may be exercised only by the Owner.

The Owner ("you") is named in the application on the Contract Date, and may be changed from time to time. Unless otherwise provided, the ownership rights of an individual who dies before the Insured will belong to the surviving joint owner, or if no joint owner, to the executors or administrators of that individual's estate. The ownership rights of a corporation, partnership or fiduciary will belong to its successors or assigns.

Only an officer of Liberty Life can modify, alter or waive Contract provisions, and only by a written instrument.

Beneficiary. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Contract. You may change the Beneficiary or Contingent Beneficiary at any time while the Insured is alive, except irrevocable Beneficiaries and irrevocable Contingent Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. A request for a change in Beneficiary or Contingent Beneficiary will take effect as of the date you signed the form after we acknowledge receipt in writing. Until we acknowledge receipt of change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a Payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the Payment or took the action in question.

If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary will be you or your estate.

Assignment. While the Insured is alive, you may assign the Contract as collateral security. You must notify us in writing if you assign the Contract. Until we receive notice from you, we are not liable for any action we may take or Payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent penalty tax. You should consult your tax adviser before assigning your Contract.

Periodic Reports. While your Contract is in force, we will send you a statement at least once each year showing information concerning your Contract transactions and the current status of your Contract. In addition, we will send you such reports or prospectuses concerning the Variable Account or the Portfolios of the underlying Sub-Accounts as may be required by the 1933 Act, as amended, and the 1940 Act, as amended. This information includes annual reports, semi-annual reports and supplements to current prospectuses. You will receive this information in printed form through the mail, unless you consent to available electronic forms of publication, which you can do at any time.

To the extent permitted by rules and regulations, we may provide one copy of each prospectus or report to persons who own more than one Contract.

DISTRIBUTION OF CONTRACTS

Liberty Life Distributors LLC. Liberty Life Distributors LLC ("LLD"), a wholly owned subsidiary of Liberty Life, serves as distributor of the Contracts. LLD is located at 100 Liberty Way, Dover, New Hampshire 03820. It is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered on a continuous basis and sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. LLD enters into selling agreements with affiliated and unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Contracts. In some states, Contracts may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

The maximum sales compensation payable by the Company is not more than seven percent of the initial Payment. In addition, we may pay or permit other promotional incentives in cash, or credit or other compensation. We also may pay override payments, expense reimbursement allowances, bonuses, broker-dealer fees, training allowances, and service fees.

Additional information about distribution of the Contracts is provided in the Statement of Additional Information ("SAI") in the section titled "Underwriters." See the back page of this prospectus for details about the SAI.

FEDERAL INCOME TAX CONSIDERATIONS

NOTE: The following discussion is based upon our understanding of current federal income tax law applicable to life insurance contracts in general. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the contracts. You bear the complete risk that the contracts may not be treated as "life insurance contracts" under federal income tax laws.

In addition, this discussion does not include a detailed description of the federal income tax consequences of the purchase of these contracts or any discussion of special tax rules that may apply to certain purchase situations. We also have not tried to consider any other possibly applicable tax laws, for example, the state tax consequences of the contracts. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the contract, as well as any other questions you may have concerning the tax status of the contract or the possibility of changes in the tax law.

Taxation of Liberty Life and the Variable Account. Liberty Life is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The operations of the Variable Account are taxed as part of the operations of Liberty Life. Investment income and realized capital gains are not taxed to the extent that they are applied under the Contracts.

Accordingly, we do not anticipate that Liberty Life will incur any federal income tax liability attributable to the operation of the Variable Account (as opposed to the federal tax related to the receipt of Payments under the Contracts). Therefore, we are not making any charge or provision for federal income taxes. However, if the tax treatment of the Variable Account is changed, we may charge the Variable Account for its share of the resulting federal income tax.

In several states, we may incur state and local taxes on the operations of the Variable Account. We currently are not making any charge or provision for them against the Variable Account. We do, however, use part of the withdrawal charge to offset these taxes. If these taxes should be increased, we may make a charge or provision for them against the Sub-Accounts. If we do so, the results of the Sub-Accounts will be reduced.

Tax Status of the Contract. The Contract is structured to satisfy the definition of a life insurance contract under the Tax Code. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the Beneficiary. The Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. The Death Benefit will also be included in your estate, if the Beneficiary is not your estate but you retained incidents of ownership in the Contract. Examples of incidents of ownership include the right to change Beneficiaries, to assign the Contract or revoke an assignment, and to pledge the Contract or obtain a Contract loan. If you own and are the Insured under a Contract and if you transfer all incidents of ownership in the Contract more than three years before your death, the Death Benefit will not be included in your gross estate. State and local estate and inheritance tax consequences may also apply.

In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of individuals) two or more generations below that of the transferor may be subject to the federal generation-skipping transfer tax.

In the absence of final regulations or other pertinent interpretations of the Tax Code, some uncertainty exists as to whether a substandard risk Contract will meet the statutory definition of a life insurance contract. If a Contract were deemed not to be a life insurance contract for tax purposes, it would not provide most of the tax advantages usually provided by a life insurance contract. We reserve the right to amend the Contracts to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service ("IRS").

In addition, you may use the Contract in various arrangements, including non-qualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax treatment of the proposed arrangement.

Diversification Requirements. Section 817(h) of the Tax Code requires that the underlying assets of variable life insurance contracts be adequately diversified. Regulations issued by the United States Treasury Department (the "Treasury Department") provide that a variable life insurance contract will not be treated as a life insurance contract for federal income tax purposes for any period and any subsequent period for which the investments are not adequately diversified. If the Contract were disqualified for this reason, you would lose the tax deferral advantages of the Contract and would be subject to current federal income taxes on all earnings allocable to the Contract.

The Treasury Department regulations provide that variable life insurance contracts such as the Contract meet the diversification requirements if, as of the close of each calendar quarter, or within 30 days after such last day the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. For purposes of determining whether or not the diversification standards of Section 817(h) of the Tax Code have been met, each United States government agency or instrumentality is treated as a separate issuer.

The Treasury Department regulations further provide an alternative to the provision described above. Under this alternative, an investment account will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the account is represented by any one investment; (2) no more than 70% of the value of the total assets of the account is represented by any two investments; (3) no more than 80% of the value of the total assets of the account is represented by any three investments; and (4) no more than 90% of the value of the total assets of the account is represented by any four investments.

These diversification standards are applied to each Sub-Account of the Variable Account by looking to the investments of the Portfolio underlying the Sub-Account. One of our criteria in selecting the Portfolios is that their investment managers intend to manage them in compliance with these diversification requirements.

Owner Control. In certain circumstances, variable life insurance Contract Owners will be considered the owners, for tax purposes, of separate account assets underlying their contracts. In those circumstances, the Contract Owners will be subject to current taxation on the income and gains from the separate account assets.

When the diversification regulations were issued, the Treasury Department announced that in the future, it would provide guidance on the extent to which variable Contract Owners could direct their investments among Sub-Accounts without being treated as owners of the underlying assets of the Variable Account. In Revenue Ruling 2003-91, the IRS described the circumstances under which Contract Owners will not possess sufficient control over the assets underlying their Contracts to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available investment options, all investment decisions concerning the investment options were made by the insurance company or an advisor in its sole and absolute discretion.

We do not believe that your rights under the Contract will result in you being treated as the owner of the assets of any Sub-Account of the Variable Account under Rev. Rule. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner for tax purposes of the underlying assets.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Income Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit payable under a Contract is excludable from gross income under the Tax Code. Certain transfers of the Contract, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the proceeds options, Payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Accelerated Death Benefit. In general, the tax treatment of an Accelerated Death Benefit is the same as the treatment of Death Benefits, as described above. However, where an Accelerated Death Benefit is based on the Insured's being "chronically ill" the Tax Code limits the amount of the Accelerated Death Benefit that will qualify for exclusion from federal income taxation. In some circumstances, an Accelerated Death Benefit under the Contract may exceed these limits, and the excess amount therefore may be taxable. Accordingly, if you are considering requesting an Accelerated Death Benefit, you should first consult a qualified tax adviser.

Tax Deferral During Accumulation Period. Under existing provisions of the Tax Code, except as described below, any increase in your Account Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Contract before the Insured dies. If you surrender your Contract, the Cash Value (less any Contract fee paid upon surrender) will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total Payments and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Contract constitute income depends, in part, upon whether the Contract is considered a MEC for federal income tax purposes.

Contracts Which Are MECs

Characterization of a Contract as a MEC. In general, this Contract will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, (2) no Payments or other consideration (other than the exchanged contract) are paid into the Contract during the first seven Contract Years, and (3) there is no withdrawal or reduction in the Death Benefit during the first seven Contract Years. In addition, even if the Contract initially is not a MEC, it may, in certain circumstances, become a MEC if there is a later increase in benefits or any other "material change" of the Contract within the meaning of the tax law.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Contract is a MEC, withdrawals from your Contract will be treated first as withdrawals of income and then as a recovery of Payments. Thus, you may realize taxable income upon a withdrawal if the Account Value exceeds the investment in the Contract. You may also realize taxable income when you take a Contract loan, because any loan (including unpaid loan interest) under the Contract will be treated as a withdrawal for tax purposes. In addition, if you assign or pledge any portion of the value of your Contract (or agree to assign or pledge any portion), the assigned or pledged portion of your Account Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a Contract which is a MEC, you should consult a qualified tax adviser.

Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to ten percent of the portion of the withdrawal that is includable in income, unless the withdrawals are made:(1) after you reach Age 59 1/2; (2) because you have become disabled (as defined in the Tax Code); or (3) as substantially equal periodic Payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, as defined in the Tax Code).

Payments under our systematic withdrawal program possibly may not qualify for the exception from penalty tax for "substantially equal periodic payments" which is described above. Accordingly, this Contract may be inappropriate for Contract Owners who expect to take substantially equal periodic payments prior to Age 59 1/2. You should consult a qualified tax adviser before entering into a systematic withdrawal plan.

Aggregation of Contracts. All life insurance contracts which are MECs and which are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one Contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income.

Contracts Which Are Not MECs

Tax Treatment of Withdrawals Generally. If your Contract is not a MEC, the amount of any withdrawal from the Contract will be treated first as a non-taxable recovery of Payments and then as income from the Contract. Thus, only the portion of a withdrawal that exceeds the investment in the Contract immediately before the withdrawal will be includable in taxable income.

Certain Distributions Required by the Tax Law in the First 15 Contract Years. As indicated above, the Tax Code limits the amount of Payments that may be made and the Account Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Tax Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Tax Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans. If your Contract is not a MEC, a loan received under the Contract generally will be treated as Indebtedness for tax purposes, rather than a withdrawal of Account Value. As a result, you will not realize taxable income on any part of the loan as long as the Contract remains in force. If you surrender your Contract, however, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your Contract loan is a preferred loan, a portion of your Contract loan may be includable in your taxable income. Generally, you may not deduct interest paid on loans under the Contract, even if you use the loan proceeds in your trade or business.

Survivorship Contract. Although we believe that the Contract, when issued as a Survivorship Contract, meets the definition of a life insurance contract under the Tax Code, the Tax Code does not directly address how it applies to Survivorship Contracts. In the absence of final regulations or other guidance under the Tax Code regarding this form of Contract, there is necessarily some uncertainty whether a Survivorship Contract will meet the Tax Code's definition of a life insurance contract. If you are considering purchasing a Survivorship Contract, you should consult a qualified tax adviser.

If the Contract Owner is the last surviving Insured, the Death Benefit proceeds will generally be includable in the Contract Owner's estate on his or her death for purposes of the federal estate tax. If the Contract Owner dies and was not the last surviving Insured, the fair market value of the Contract may be included in the Contract Owner's estate. In general, the Death Benefit proceeds are not included in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date. At the Maturity Date, we pay the Surrender Value to you. Generally, the excess of the Cash Value (less any applicable Contract fee) over your investment in the Contract will be includable in your taxable income at that time. If you extend the Maturity Date past the year in which the Insured reaches Age 100 pursuant to an extended maturity agreement (which must be done before the original Maturity Date), we believe the Contract will continue to qualify as life insurance under the Tax Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains Age 100 and would realize taxable income at that time, even if the Contract proceeds were not distributed at that time.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of your Payments we intend to permit for the Contracts will comply with the Tax Code definition of a life insurance contract. We will monitor the amount of your Payments, and, if your total Payments during a Contract Year exceed those permitted by the Tax Code, we will refund the excess Payments within 60 days of the end of the Contract Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. We reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of a life insurance contract.

Federal Income Tax Withholding. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Contract, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Contract Owner, you will be responsible for the Payment of any taxes and early distribution penalties that may be due on the amounts received under the Contract, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax Payments are insufficient to satisfy your total tax liability.

Tax Advice. This summary is not a complete discussion of the tax treatment of the Contract. You should seek tax advice from an attorney who specializes in tax issues.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account or Liberty Life Distributors LLC, the principal distributor of the Contracts. Liberty Life is engaged in routine lawsuits which, in our management's judgment, are not of material importance to its total assets or material with respect to the Variable Account.

LEGAL MATTERS

All matters of Massachusetts law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Massachusetts law, have been passed upon by William J. O'Connell, Esq., General Counsel and Assistant Secretary of Liberty Life. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson Street NW, Suite 400, East Lobby, Washington, DC 20007-5208, serves as special counsel to Liberty Life with respect to federal securities laws.

FINANCIAL STATEMENTS

The financial statements of the LLAC Variable Account as of December 31, 2006 and for each of the periods in the two years then ended, the financial statements of Liberty Life Assurance Company of Boston at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the accompanying Independent Registered Public Accounting Firm Reports appear in the SAI.

GLOSSARY OF TERMS USED IN THE PROSPECTUS

Please refer to this list for the meaning of the following terms:

Account Value—The sum of the values of your interests in the Sub-Accounts, the Fixed Account and the Loan Account.

Accumulation Unit—An accounting unit of measurement which we use to calculate the value of a Sub-Account.

Age—An Insured's age at his or her last birthday.

Asset Allocation Models—Models designed by Standard & Poor's Investment Advisory Services LLC as a suggestion on how to allocate Account Value among the Sub-Accounts under the Contract.

Asset Rebalancing—Our program under which we periodically readjust the percentage of your Account Value allocated to each Sub-Account to maintain a pre-set level.

Beneficiary(ies)—The person(s) named by you to receive the Death Benefit under the Contract.

Cash Value—The Account Value less any applicable withdrawal charges.

Contract Anniversary—The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date—The effective date of insurance coverage under your Contract. It is used to determine Contract Anniversaries, Contract Years and the Monthly Date.

Contract Owner—The person(s) having the privileges of ownership defined in the Contract. The Contract Owner(s) may or may not be the same person(s) as the Insured(s). If your Contract is issued pursuant to a tax-qualified retirement plan, your ownership privileges may be modified by the plan.

Contract Year—Each twelve-month period beginning on the Contract Date and each Contract Anniversary.

Death Benefit—The amount payable to the Beneficiary under the Contract upon the death of the Insured, before Payment of any unpaid Indebtedness.

Delivery Date—If your Contract is issued in the field under simplified underwriting or you pay your initial Payment upon receipt of your Contract, the date on which your Contract is personally delivered to you; otherwise five days after we mail your Contract for delivery to you.

Dollar Cost Averaging—Our program under which we periodically transfer a fixed dollar amount to the Sub-Accounts of your choice, until the source you designate is exhausted or you instruct us to stop.

Fixed Account—The portion of the Account Value allocated to our general account.

Grace Period—A 61-day period during which the Contract will remain in force so as to permit you to pay a sufficient amount to keep the Contract from lapsing.

Indebtedness—The sum of all unpaid Contract Loans and accrued loan interest.

Insured—A person whose life is Insured under the Contract.

Loan Account—An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Indebtedness.

Maturity Date—For Single life Contracts, the Contract Anniversary on or after the Insured's 100th birthday. For Survivorship Contracts, the Contract Anniversary on or after the younger Insured's 100th birthday.

Monthly Date—The same day in each month as the Contract Date. The day of the month on which the Monthly Deduction is taken from your Account Value.

Monthly Deduction—The amount deducted from the Account Value on each Monthly Date for the cost of insurance charge, the Contract fee (when due), the Expense Charge on the Fixed Account and the cost of any optional benefit rider.

Net Investment Factor—The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

Payment—An amount paid to us as payment for the Contract by you or on your behalf.

Portfolio(s)—The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

SEC—The United States Securities and Exchange Commission.

Sub-Account—A division of the Variable Account, which invests wholly in shares of one of the Portfolios.

Sub-Account Value—The value of the assets held in a Sub-Account.

Surrender Value—The Cash Value less any unpaid Indebtedness.

Tax Code—The Internal Revenue Code of 1986, as amended.

Valuation Date—Each day the New York Stock Exchange ("NYSE") is open for business and we are open. We currently are open for variable business on each day the NYSE is open, except for emergencies or other times permitted by the SEC.

Valuation Period—The period of time over which we determine the change in the value of the Sub-Accounts. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date, or the next day we are open, if later.

Variable Account—LLAC Variable Account, which is a segregated investment account of Liberty Life.

We, Us, Our, The Company—Liberty Life Assurance Company of Boston ("Liberty Life").

You, Your, Yours—The Owner of the Contract.

[THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Variable Account, Liberty Life, and the Contracts, you should read the SAI dated the same date as this prospectus. Please call our Service Center at 1-800-451-7065 extension 36203: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, net cash Surrender Values, and Cash Values; and (3) to ask questions about the Contract or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Variable Account and the Contract. Our reports and other information about the Variable Account and the Contract (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon Payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-09075

TITLE OF SECURITIES BEING REGISTERED:

Variable portion of modified single payment variable life insurance contracts.

MODIFIED SINGLE PAYMENT

VARIABLE LIFE INSURANCE CONTRACTS

(VARIABLE LIFE INSURANCE CONTRACTS IN SOUTH CAROLINA)

(SINGLE LIFE AND SURVIVORSHIP)

ISSUED BY

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

IN CONNECTION WITH ITS

LLAC VARIABLE ACCOUNT

175 BERKELEY STREET, P.O. BOX 140

BOSTON, MASSACHUSETTS 02117-0140

SERVICE CENTER

100 LIBERTY WAY

DOVER, NEW HAMPSHIRE 03820

1-800-451-7065 EXT. 36203

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the prospectus, dated May 1, 2007, for Modified Single Payment Variable Life Insurance Contracts (the “Contract” or “Contracts”) offered by Liberty Life Assurance Company of Boston (“Liberty Life”, “the Company”, “we”, “us”, “ours”). You should read this SAI together with the Contract’s prospectus, which we may amend from time to time.

To obtain a copy of a prospectus for the Contract, please call us at 1-800-451-7065 Ext. 36203 or write to our Service Center at the address provided above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE CONTRACTS AND FOR THE PORTFOLIOS IN WHICH THE LLAC VARIABLE ACCOUNT INVESTS.

THE CONTRACTS AND THE INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FDIC OR ANY OTHER FEDERAL GOVERNMENT AGENCY, NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ITS SUBSIDIARIES, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF VALUE.

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2007

RELATING TO PROSPECTUS DATED: MAY 1, 2007

2

Capitalized terms used in this SAI are defined where first used or in the Glossary beginning on page 46 of the Contract prospectus.

THE COMPANY

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON. Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance, group life, disability insurance and individual and group annuity contracts. Some of these contracts are eligible for dividends and some are not. The variable life insurance contracts described in the prospectus are not eligible for dividends. Liberty Life is licensed to do business in all states, in the District of Columbia, and in Canada. We intend to market the Contracts everywhere in the United States where we conduct life insurance business.

Liberty Life is 90% owned by Liberty Mutual Insurance Company (“Liberty Mutual”) and 10% owned by Liberty Mutual Fire Insurance Company (“LMFIC”), both of which are stock property and casualty insurance companies incorporated under the laws of the Commonwealth of Massachusetts. Liberty Mutual and LMFIC are both wholly-owned subsidiaries of Liberty Mutual Group Inc., a stock holding company incorporated under the laws of the Commonwealth of Massachusetts. Liberty Mutual Group Inc. is a wholly-owned subsidiary of LMHC Massachusetts Holdings Inc., a stock holding company incorporated under the laws of the Commonwealth of Massachusetts. LMHC Massachusetts Holdings Inc. is a wholly-owned subsidiary of Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company.

Liberty Life is obligated to pay all amounts promised to Contract Owners under the Contracts. Pursuant to a guarantee agreement effective February 3, 1998, Liberty Mutual unconditionally guarantees to us on behalf of and for the benefit of Liberty Life and owners of life insurance contracts and annuity contracts issued by Liberty Life that Liberty Mutual will, on demand, make funds available to us for the timely payment of contractual obligations under any insurance policy or annuity contract issued by us. Liberty Mutual’s commitment under the guarantee agreement supports our general account obligations, including our Fixed Account obligations under the Contracts and our obligation to pay death benefits in excess of the Account Values of the Contracts. While the guarantee agreement provides us with financial backing from Liberty Mutual, it does not create a direct contractual relationship between Liberty Mutual and you. Liberty Mutual may terminate this guarantee on notice to Liberty Life.

For additional information, please refer to the Contract prospectus, “Description of Liberty Life and the Variable Account,” on page 14.

THE VARIABLE ACCOUNT

LLAC VARIABLE ACCOUNT. LLAC Variable Account (“the Variable Account”) was originally established on July 10, 1998 as a segregated asset account of Liberty Life under the laws of the Commonwealth of Massachusetts. The Variable Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or Liberty Life.

SERVICES

SAFEKEEPING OF THE VARIABLE ACCOUNT’S ASSETS. Liberty Life holds the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS

PERIODIC REPORTS. We will maintain all records relating to the Variable Account and the Sub-Accounts. While your Contract is in force, we will send you a statement at least once each year showing information concerning your Contract transactions and the current status of your Contract. The statement will include the Account Value as of the end of the current and prior reporting period, the number, type and value of your interests in the Sub-Accounts to which you have allocated your Payments, the current Death Benefit, Surrender Value, indebtedness, partial withdrawals, Payments made, and deductions made since the last statement. We will also include any information required by applicable laws and regulations. If you ask us, we will send you an additional statement at any time. We may charge up to $25 for this additional statement. We will tell you the current charge before we send you the statement.

In addition, we will send you such reports or prospectuses concerning the Variable Account or the Portfolios of the underlying Sub-Accounts as may be required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. This information includes annual reports, semi-annual reports and supplements to current prospectuses. You will receive this information in printed form through the mail, unless you consent to available electronic forms of publication, which you can do at any time.

To the extent permitted by rules and regulations, we may provide one copy of each prospectus or report to persons who own more than one Contract.

We also will mail you confirmation notices or other appropriate notices of Contract transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. In addition, please review your periodic

3

statements and notices carefully, as they contain important information relating to the status of your Contract. It is your obligation to report to us, at the address or phone number provided on your statement, any errors or discrepancies concerning the information provided on the statement or notice.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the Contract must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the Contract, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATIONS. We reserve the right to modify the Contract without your express consent, in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the Contract will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

LIMIT ON RIGHT TO CONTEST. In the absence of fraud, we may not contest the insurance coverage under the Contract after the Contract has been in force for two years after the Contract Date while the Insured is alive. The two-year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

In issuing a Contract, we rely on your application. Your statements in that application and any supplemental applications, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with the Contract application to void the Contract or to deny a claim, unless that statement is a part of the application or an amendment thereto.

SUICIDE. If the Insured commits suicide while sane or kills him- or herself while insane within two years of the Contract Date, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay you an amount equal to the Account Value less any Indebtedness, or the minimum amount required by the state in which your Contract was issued, and the Contract will end.

MISSTATEMENT AS TO AGE AND SEX. If the Age or sex of the Insured is incorrectly stated in the application, we will adjust any proceeds appropriately as specified in the Contract.

SURVIVORSHIP CONTRACT. Under a Survivorship Contract, provisions regarding incontestability, suicide and misstatements of Age or sex apply to each Insured.

CREDITORS’ CLAIMS. To the extent permitted by law, no benefits payable under this Contract will be subject to the claims of your or the Beneficiary’s creditors.

DIVIDENDS. We will not pay any dividend under the Contract.

UNDERWRITERS

LIBERTY LIFE DISTRIBUTORS LLC. Liberty Life Distributors LLC (“LLD”), a wholly owned subsidiary of Liberty Life, serves as distributor of the Contracts. LLD is located at 100 Liberty Way, Dover, New Hampshire 03820. It is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered on a continuous basis and sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. LLD enters into selling agreements with affiliated and unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Contracts. In some states, Contracts may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

The maximum sales compensation payable by the Company is not more than seven percent of the initial Payment. In addition, we may pay or permit other promotional incentives in cash, or credit or other compensation. We also may pay override payments, expense reimbursement allowances, bonuses, broker-dealer fees, training allowances, and service fees.

The aggregate dollar amount of underwriting commissions paid to LLD for the years ended December 31, 2006, 2005 and 2004 were $491,626, $488,526, and $429,116, respectively. None of the underwriting commissions were retained by LLD for each of these periods. No other fees were paid to LLD for distribution services.

The distribution agreement with LLD provides for indemnification of LLD by Liberty Life for liability to Owners arising out of services rendered or contracts issued.

ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, Contracts may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for Contracts issued under these arrangements. Among other things, we may waive withdrawal charges and deductions to employees, officers, directors, agents, and immediate family members of the foregoing. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application for a Contract. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants and anticipated Payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Contract vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Contracts are purchased and certain

4

characteristics of the group’s members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Contract Owners and all other owners of all other contracts funded by the Variable Account.

UNDERWRITING PROCEDURES. Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to the Company, and (2) we may require that the Insured have a medical examination. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. Applicants who meet guidelines on issue age and Payment limitations may be eligible for simplified underwriting without a medical examination.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the Contract’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (“1980 CSO”), male or female (unisex rates may be required in some situations), smoker or nonsmoker, Age of the Insured.

A special risk class is used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), smoker or nonsmoker and Age of the Insured.

For additional information on charges, please refer to the Contract prospectus, “Charges and Deductions” beginning on page 39.

PERFORMANCE DATA

PERFORMANCE INFORMATION. From time to time, we may include in our marketing materials and Contract Owner reports performance information for the Sub-Accounts of the Variable Account available under the Contracts. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract Owner. Also, please note that performance figures shown do not reflect any applicable taxes.

The performance figures in these reports represent the total return for the Sub-Accounts for the periods indicated, and reflects all expenses of the underlying Portfolios, as well as the guaranteed maximum 1.65% Separate Account Expense Charge against amounts allocated to the underlying Portfolios. The rates of return do not reflect withdrawal charges, Monthly Deductions (including the cost of insurance charge), or premium taxes. These charges would reduce the average annual return reflected. Performance figures in these reports may run from the date of inception of the underlying Portfolios, which may predate when the Variable Account was established on July 10, 1998 and when the Contract first was available for sale on December 6, 1999. The average annual returns shown in the reports are calculated as follows:

P*(1+T)^n = ERV

where:

P              =  a hypothetical initial payment of $1,000

T             =  average annual total return

n              =  number of years

ERV        = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period or fractional portion thereof.

For additional information on Contract charges, please refer to the Contract prospectus, “Charges and Deductions” beginning on page 39.

ILLUSTRATIONS

NARRATIVE INFORMATION. The following tables have been prepared to help show how values under Single Life and Survivorship Contracts change with investment experience. The tables illustrate how Account Values, Surrender Values, and Death Benefits under a Contract issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios’ assets were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. These gross rates of return do not reflect the deduction of charges and expenses of the Portfolios. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Account Values, Surrender Values and Death Benefits may be different.

The amounts shown for the Account Value, Surrender Value and Death Benefit as of each Contract Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 1.65% of average daily net assets to compensate Liberty Life for its expenses incurred and for assuming mortality and expense risks under the Contracts. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.86%, which is the arithmetic average of the actual and

5

estimated fees and expenses for all of the Portfolios, without any expense reimbursements or fee waivers. If current expense reimbursements and fee waivers were included, the annual effective rate would have also been 0.84%. Liberty Life anticipates that expense reimbursement and fee waiver arrangements currently in effect will continue through the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

The tables also reflect applicable charges including an annual Contract fee of $30.00 per year, and monthly charges for providing insurance protection. Currently, no Contract fee is deducted in any year in which the Account Value exceeds $50,000. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. The current cost of insurance charge for Single Life Contracts, Standard Class Non Tobacco is equal to the lesser of (a) 0.45% annually of the Account Value or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Contracts, Standard Class Non Tobacco is equal to the lesser of (a) 0.15% annually of the Account Value or (b) the guaranteed cost of insurance charge. After deduction of these amounts (other than the cost of insurance charges and Contract fee), hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to approximate net annual investment rates of return of -0.84%, 5.16%, and 11.16%, respectively, on a current basis and -0.86%, 5.14% and 11.14%, respectively, on a guaranteed basis. Guaranteed cost of insurance rates vary by issue Age (or attained Age in the case of increases in the Initial Death Benefit), sex, rating class and Contract Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above.

The tables illustrate the Account Values, Surrender Values, and Death Benefits that would result based upon the hypothetical investment rates of return if no Payment other than the indicated initial Payment is paid, if the entire initial Payment is allocated to the Variable Account, and if no Contract loans are taken. The tables also assume that no partial withdrawals or transfers have been made.

Values are shown for Contracts which are issued to standard non-tobacco class Insureds. Values for Contracts issued on a basis involving a higher mortality risk would result in lower Account Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable guaranteed cost of insurance rate structure than males.

Where the Surrender Value in an illustration is zero, any Death Benefit shown is the Guaranteed Death Benefit. If no value is shown for the Death Benefit, then the Guaranteed Death Benefit period has expired and the

Contract has lapsed. If a Contract loan is outstanding, the Guaranteed Death Benefit will not prevent a Contract from lapsing in accordance with the Grace Period provisions.

The tables reflect the fact that no charges for federal, state or other income taxes are currently made against the Variable Account. If such a charge is made in the future, a higher gross rate of return than illustrated will be needed to produce the net after-tax returns shown in the tables.

Upon request, Liberty Life will furnish a comparable illustration based on the proposed Insured’s Age, sex, underwriting classification, proposed initial Payment, and any available agreements requested. Please contact your representative, call us at 1-800-451-7065 Ext. 36203 or write to our Service Center to request an illustration.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN BELOW ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

6

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

MALE STANDARD NON-TOBACCO ISSUE AGE 65

$30,000 INITIAL PAYMENT

$60,477 INITIAL DEATH BENEFIT

VALUES - CURRENT COST OF INSURANCE

	SINGLE PAYMENT PLUS	0% HYPOTHETICAL GROSS INVESTMENT RETURN			6% HYPOTHETICAL GROSS INVESTMENT RETURN			12% HYPOTHETICAL GROSS INVESTMENT RETURN
	INTEREST	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH
YEAR	AT 5%	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT
1	31,500	29,130	26,205	60,477	30,892	27,967	60,477	32,655	29,730	60,477
2	33,075	28,256	25,406	60,477	31,781	28,931	60,477	35,513	32,663	60,477
3	34,729	27,407	24,632	60,477	32,695	29,920	60,477	38,623	35,848	60,477
4	36,465	26,583	24,333	60,477	33,637	31,387	60,477	42,009	39,759	60,477
5	38,288	25,783	23,608	60,477	34,606	32,431	60,477	45,694	43,519	60,477
6	40,203	25,005	23,505	60,477	35,605	34,105	60,477	49,705	48,205	60,477
7	42,213	24,251	22,826	60,477	36,633	35,208	60,477	54,072	52,647	60,477
8	44,324	23,518	23,518	60,477	37,692	37,692	60,477	58,857	58,857	64,154
9	46,540	22,807	22,807	60,477	38,783	38,783	60,477	64,074	64,074	68,560
10	48,867	22,116	22,116	60,477	39,905	39,905	60,477	69,798	69,798	73,287
11	51,310	21,446	21,446	60,477	41,062	41,062	60,477	76,095	76,095	79,900
12	53,876	20,794	20,794	60,477	42,252	42,252	60,477	82,935	82,935	87,082
13	56,569	20,162	20,162	60,477	43,478	43,478	60,477	90,362	90,362	94,880
14	59,398	19,548	19,548	60,477	44,741	44,741	60,477	98,421	98,421	103,342
15	62,368	18,952	18,952	60,477	46,041	46,041	60,477	107,159	107,159	112,517
16	65,486	18,373	18,373	60,477	47,379	47,379	60,477	116,643	116,643	122,475
17	68,761	17,811	17,811	60,477	48,758	48,758	60,477	126,967	126,967	133,315
18	72,199	17,265	17,265	60,477	50,177	50,177	60,477	138,204	138,204	145,114
19	75,809	16,735	16,735	60,477	51,670	51,670	60,477	150,435	150,435	157,957
20	79,599	16,221	16,221	60,477	53,207	53,207	60,477	163,749	163,749	171,937
21	83,579	15,721	15,721	60,477	54,790	54,790	60,477	178,242	178,242	187,154
22	87,758	15,236	15,236	60,477	56,420	56,420	60,477	194,017	194,017	203,717
23	92,146	14,765	14,765	60,477	58,098	58,098	61,003	211,188	211,188	221,747
24	96,753	14,307	14,307	60,477	59,827	59,827	62,818	229,879	229,879	241,373
25	101,591	13,863	13,863	60,477	61,606	61,606	64,687	250,224	250,224	262,735
26	106,670	13,432	13,432	60,477	63,439	63,439	65,976	272,369	272,369	283,264
27	112,004	13,013	13,013	60,477	65,326	65,326	67,286	296,475	296,475	305,369
28	117,604	12,607	12,607	60,477	67,269	67,269	68,615	322,714	322,714	329,169
29	123,484	12,212	12,212	60,477	69,270	69,270	69,963	351,276	351,276	354,788
30	129,658	11,828	11,828	60,477	71,491	71,491	72,206	383,222	383,222	387,054
31	136,141	11,456	11,456	60,477	73,760	73,760	74,497	417,942	417,942	422,121
32	142,948	11,095	11,095	60,477	76,060	76,060	76,821	455,568	455,568	460,124
33	150,096	10,744	10,744	60,477	78,360	78,360	79,143	496,122	496,122	501,083
34	157,600	10,403	10,403	60,477	80,691	80,691	81,498	540,031	540,031	545,431
35	165,480	10,072	10,072	60,477	83,091	83,091	83,091	587,826	587,826	587,826

Assumptions:

(1) Assumes no Contract loans have been made.

(2) Values reflect current cost of insurance charges and contract fees.

(3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(5) When the Surrender Value is zero, any Death Benefit shown is the guaranteed Death Benefit. If no Death Benefit is shown, the guaranteed Death Benefit has expired and the Contract has lapsed. If a Contract loan were outstanding when the Surrender Value is zero, the Contract might lapse in accordance with the Grace Period provisions.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN BELOW ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

7

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

MALE STANDARD NON-TOBACCO ISSUE AGE 65

$30,000 INITIAL PAYMENT

$60,477 INITIAL DEATH BENEFIT

VALUES - GUARANTEED COST OF INSURANCE

	SINGLE PAYMENT PLUS	0% HYPOTHETICAL GROSS INVESTMENT RETURN			6% HYPOTHETICAL GROSS INVESTMENT RETURN			12% HYPOTHETICAL GROSS INVESTMENT RETURN
	INTEREST	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH
YEAR	AT 5%	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT
1	31,500	28,574	25,649	60,477	30,341	27,416	60,477	32,109	29,184	60,477
2	33,075	27,046	24,196	60,477	30,598	27,748	60,477	34,365	31,515	60,477
3	34,729	25,432	22,657	60,477	30,791	28,016	60,477	36,824	34,049	60,477
4	36,465	23,716	21,466	60,477	30,913	28,663	60,477	39,522	37,272	60,477
5	38,288	21,876	19,701	60,477	30,949	28,774	60,477	42,497	40,322	60,477
6	40,203	19,873	18,373	60,477	30,873	29,373	60,477	45,792	44,292	60,477
7	42,213	17,680	16,255	60,477	30,669	29,244	60,477	49,474	48,049	60,477
8	44,324	15,265	15,265	60,477	30,317	30,317	60,477	53,626	53,626	60,477
9	46,540	12,558	12,558	60,477	29,773	29,773	60,477	58,309	58,309	62,390
10	48,867	9,499	9,499	60,477	28,996	28,996	60,477	63,473	63,473	66,646
11	51,310	6,020	6,020	60,477	27,944	27,944	60,477	69,154	69,154	72,612
12	53,876	2,042	2,042	60,477	26,562	26,562	60,477	75,325	75,325	79,091
13	56,569	0	0	60,477	24,786	24,786	60,477	82,022	82,022	86,123
14	59,398	0	0	60,477	22,532	22,532	60,477	89,288	89,288	93,753
15	62,368	0	0	60,477	19,684	19,684	60,477	97,166	97,166	102,024
16	65,486	0	0	60,477	16,081	16,081	60,477	105,699	105,699	110,984
17	68,761	0	0	60,477	11,501	11,501	60,477	114,933	114,933	120,680
18	72,199	0	0	60,477	5,632	5,632	60,477	124,913	124,913	131,159
19	75,809	0	0	60,477	0	0	60,477	135,687	135,687	142,471
20	79,599	0	0	60,477	0	0	60,477	147,303	147,303	154,668
21	83,579	0	0	60,477	0	0	60,477	159,814	159,814	167,804
22	87,758	0	0	60,477	0	0	60,477	173,275	173,275	181,938
23	92,146	0	0	60,477	0	0	60,477	187,745	187,745	197,132
24	96,753	0	0	60,477	0	0	60,477	203,287	203,287	213,451
25	101,591	0	0	60,477	0	0	60,477	219,962	219,962	230,960
26	106,670	0	0	60,477	0	0	60,477	237,832	237,832	247,345
27	112,004	0	0	60,477	0	0	60,477	257,590	257,590	265,318
28	117,604	0	0	60,477	0	0	60,477	279,545	279,545	285,136
29	123,484	0	0	60,477	0	0	60,477	304,068	304,068	307,109
30	129,658	0	0	60,477	0	0	60,477	331,629	331,629	334,945
31	136,141	0	0	60,477	0	0	60,477	361,577	361,577	365,192
32	142,948	0	0	60,477	0	0	60,477	394,025	394,025	397,965
33	150,096	0	0	60,477	0	0	60,477	428,991	428,991	433,280
34	157,600	0	0	60,477	0	0	60,477	466,305	466,305	470,968
35	165,480	0	0	60,477	0	0	60,477	506,164	506,164	506,164

Assumptions:

(1) Assumes no Contract loans have been made.

(2) Values reflect guaranteed cost of insurance charges and contract fees.

(3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(5) When the Surrender Value is zero, any Death Benefit shown is the guaranteed Death Benefit. If no Death Benefit is shown, the guaranteed Death Benefit has expired and the Contract has lapsed. If a Contract loan were outstanding when the Surrender Value is zero, the Contract might lapse in accordance with the Grace Period provisions.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN BELOW ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

8

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

FEMALE STANDARD NON-TOBACCO ISSUE AGE 65

$30,000 INITIAL PAYMENT

$69,417 INITIAL DEATH BENEFIT

VALUES - CURRENT COST OF INSURANCE

	SINGLE PAYMENT PLUS	0% HYPOTHETICAL GROSS INVESTMENT RETURN			6% HYPOTHETICAL GROSS INVESTMENT RETURN			12% HYPOTHETICAL GROSS INVESTMENT RETURN
	INTEREST	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH
YEAR	AT 5%	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT
1	31,500	29,130	26,205	69,417	30,892	27,967	69,417	32,655	29,730	69,417
2	33,075	28,256	25,406	69,417	31,781	28,931	69,417	35,513	32,663	69,417
3	34,729	27,407	24,632	69,417	32,695	29,920	69,417	38,623	35,848	69,417
4	36,465	26,583	24,333	69,417	33,637	31,387	69,417	42,009	39,759	69,417
5	38,288	25,783	23,608	69,417	34,606	32,431	69,417	45,694	43,519	69,417
6	40,203	25,005	23,505	69,417	35,605	34,105	69,417	49,705	48,205	69,417
7	42,213	24,251	22,826	69,417	36,633	35,208	69,417	54,072	52,647	69,417
8	44,324	23,518	23,518	69,417	37,692	37,692	69,417	58,857	58,857	69,417
9	46,540	22,807	22,807	69,417	38,783	38,783	69,417	64,105	64,105	69,417
10	48,867	22,116	22,116	69,417	39,905	39,905	69,417	69,925	69,925	73,421
11	51,310	21,446	21,446	69,417	41,062	41,062	69,417	76,314	76,314	80,129
12	53,876	20,794	20,794	69,417	42,252	42,252	69,417	83,267	83,267	87,431
13	56,569	20,162	20,162	69,417	43,478	43,478	69,417	90,832	90,832	95,374
14	59,398	19,548	19,548	69,417	44,741	44,741	69,417	99,058	99,058	104,011
15	62,368	18,952	18,952	69,417	46,041	46,041	69,417	107,996	107,996	113,396
16	65,486	18,373	18,373	69,417	47,379	47,379	69,417	117,701	117,701	123,586
17	68,761	17,811	17,811	69,417	48,758	48,758	69,417	128,228	128,228	134,639
18	72,199	17,265	17,265	69,417	50,177	50,177	69,417	139,633	139,633	146,615
19	75,809	16,735	16,735	69,417	51,670	51,670	69,417	151,991	151,991	159,591
20	79,599	16,221	16,221	69,417	53,207	53,207	69,417	165,443	165,443	173,715
21	83,579	15,721	15,721	69,417	54,790	54,790	69,417	180,085	180,085	189,089
22	87,758	15,236	15,236	69,417	56,420	56,420	69,417	196,023	196,023	205,825
23	92,146	14,765	14,765	69,417	58,098	58,098	69,417	213,372	213,372	224,041
24	96,753	14,307	14,307	69,417	59,827	59,827	69,417	232,256	232,256	243,869
25	101,591	13,863	13,863	69,417	61,606	61,606	69,417	252,812	252,812	265,453
26	106,670	13,432	13,432	69,417	63,439	63,439	69,417	275,187	275,187	286,194
27	112,004	13,013	13,013	69,417	65,326	65,326	69,417	299,542	299,542	308,528
28	117,604	12,607	12,607	69,417	67,269	67,269	69,417	326,052	326,052	332,574
29	123,484	12,212	12,212	69,417	69,270	69,270	69,963	354,909	354,909	358,458
30	129,658	11,828	11,828	69,417	71,499	71,499	72,214	387,229	387,229	391,101
31	136,141	11,456	11,456	69,417	73,774	73,774	74,511	422,346	422,346	426,569
32	142,948	11,095	11,095	69,417	76,079	76,079	76,839	460,394	460,394	464,998
33	150,096	10,744	10,744	69,417	78,381	78,381	79,165	501,392	501,392	506,406
34	157,600	10,403	10,403	69,417	80,713	80,713	81,520	545,767	545,767	551,225
35	165,480	10,072	10,072	69,417	83,114	83,114	83,114	594,069	594,069	594,069

Assumptions:

(1) Assumes no Contract loans have been made.

(2) Values reflect current cost of insurance charges and contract fees.

(3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(5) When the Surrender Value is zero, any Death Benefit shown is the guaranteed Death Benefit. If no Death Benefit is shown, the guaranteed Death Benefit has expired and the Contract has lapsed. If a Contract loan were outstanding when the Surrender Value is zero, the Contract might lapse in accordance with the Grace Period provisions.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN BELOW ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

9

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

FEMALE STANDARD NON-TOBACCO ISSUE AGE 65

$30,000 INITIAL PAYMENT

$69,417 INITIAL DEATH BENEFIT

VALUES - GUARANTEED COST OF INSURANCE

	SINGLE PAYMENT PLUS	0% HYPOTHETICAL GROSS INVESTMENT RETURN			6% HYPOTHETICAL GROSS INVESTMENT RETURN			12% HYPOTHETICAL GROSS INVESTMENT RETURN
	INTEREST	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH
YEAR	AT 5%	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT
1	31,500	28,694	25,769	69,417	30,459	27,534	69,417	32,223	29,298	69,417
2	33,075	27,315	24,465	69,417	30,852	28,002	69,417	34,602	31,752	69,417
3	34,729	25,887	23,112	69,417	31,208	28,433	69,417	37,191	34,416	69,417
4	36,465	24,405	22,155	69,417	31,524	29,274	69,417	40,022	37,772	69,417
5	38,288	22,856	20,681	69,417	31,793	29,618	69,417	43,126	40,951	69,417
6	40,203	21,222	19,722	69,417	32,001	30,501	69,417	46,537	45,037	69,417
7	42,213	19,477	18,052	69,417	32,129	30,704	69,417	50,297	48,872	69,417
8	44,324	17,583	17,583	69,417	32,152	32,152	69,417	54,456	54,456	69,417
9	46,540	15,500	15,500	69,417	32,042	32,042	69,417	59,083	59,083	69,417
10	48,867	13,181	13,181	69,417	31,768	31,768	69,417	64,266	64,266	69,417
11	51,310	10,579	10,579	69,417	31,297	31,297	69,417	70,075	70,075	73,579
12	53,876	7,641	7,641	69,417	30,595	30,595	69,417	76,414	76,414	80,235
13	56,569	4,312	4,312	69,417	29,622	29,622	69,417	83,309	83,309	87,474
14	59,398	515	515	69,417	28,325	28,325	69,417	90,804	90,804	95,344
15	62,368	0	0	69,417	26,632	26,632	69,417	98,947	98,947	103,894
16	65,486	0	0	69,417	24,440	24,440	69,417	107,786	107,786	113,176
17	68,761	0	0	69,417	21,609	21,609	69,417	117,373	117,373	123,241
18	72,199	0	0	69,417	17,948	17,948	69,417	127,757	127,757	134,145
19	75,809	0	0	69,417	13,206	13,206	69,417	138,992	138,992	145,942
20	79,599	0	0	69,417	7,052	7,052	69,417	151,134	151,134	158,690
21	83,579	0	0	69,417	0	0	69,417	164,238	164,238	172,450
22	87,758	0	0	69,417	0	0	69,417	178,365	178,365	187,283
23	92,146	0	0	69,417	0	0	69,417	193,576	193,576	203,255
24	96,753	0	0	69,417	0	0	69,417	209,931	209,931	220,428
25	101,591	0	0	69,417	0	0	69,417	227,492	227,492	238,867
26	106,670	0	0	69,417	0	0	69,417	246,317	246,317	256,169
27	112,004	0	0	69,417	0	0	69,417	267,046	267,046	275,057
28	117,604	0	0	69,417	0	0	69,417	289,990	289,990	295,790
29	123,484	0	0	69,417	0	0	69,417	315,535	315,535	318,690
30	129,658	0	0	69,417	0	0	69,417	344,174	344,174	347,616
31	136,141	0	0	69,417	0	0	69,417	375,286	375,286	379,039
32	142,948	0	0	69,417	0	0	69,417	408,988	408,988	413,078
33	150,096	0	0	69,417	0	0	69,417	445,296	445,296	449,749
34	157,600	0	0	69,417	0	0	69,417	484,035	484,035	488,875
35	165,480	0	0	69,417	0	0	69,417	525,448	525,448	525,448

Assumptions:

(1) Assumes no Contract loans have been made.

(2) Values reflect guaranteed cost of insurance charges and contract fees.

(3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(5) When the Surrender Value is zero, any Death Benefit shown is the guaranteed Death Benefit. If no Death Benefit is shown, the guaranteed Death Benefit has expired and the Contract has lapsed. If a Contract loan were outstanding when the Surrender Value is zero, the Contract might lapse in accordance with the Grace Period provisions.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN BELOW ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

10

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

MALE STANDARD NON-TOBACCO ISSUE AGE 65

FEMALE STANDARD NON-TOBACCO ISSUE AGE 65

$30,000 INITIAL PAYMENT

$84,933 INITIAL DEATH BENEFIT

VALUES - CURRENT COST OF INSURANCE

	SINGLE PAYMENT PLUS	0% HYPOTHETICAL GROSS INVESTMENT RETURN			6% HYPOTHETICAL GROSS INVESTMENT RETURN			12% HYPOTHETICAL GROSS INVESTMENT RETURN
	INTEREST	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH
YEAR	AT 5%	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT
1	31,500	29,244	26,319	84,933	31,014	28,089	84,933	32,785	29,860	84,933
2	33,075	28,452	25,602	84,933	32,002	29,152	84,933	35,761	32,911	84,933
3	34,729	27,680	24,905	84,933	33,022	30,247	84,933	39,010	36,235	84,933
4	36,465	26,929	24,679	84,933	34,075	31,825	84,933	42,557	40,307	84,933
5	38,288	26,197	24,022	84,933	35,164	32,989	84,933	46,430	44,255	84,933
6	40,203	25,484	23,984	84,933	36,287	34,787	84,933	50,659	49,159	84,933
7	42,213	24,790	23,365	84,933	37,448	36,023	84,933	55,308	53,883	84,933
8	44,324	24,114	24,114	84,933	38,647	38,647	84,933	60,384	60,384	84,933
9	46,540	23,456	23,456	84,933	39,885	39,885	84,933	65,926	65,926	84,933
10	48,867	22,815	22,815	84,933	41,164	41,164	84,933	71,976	71,976	84,933
11	51,310	22,190	22,190	84,933	42,485	42,485	84,933	78,581	78,581	84,933
12	53,876	21,582	21,582	84,933	43,850	43,850	84,933	85,809	85,809	90,100
13	56,569	20,990	20,990	84,933	45,259	45,259	84,933	93,685	93,685	98,369
14	59,398	20,413	20,413	84,933	46,714	46,714	84,933	102,283	102,283	107,397
15	62,368	19,851	19,851	84,933	48,217	48,217	84,933	111,670	111,670	117,253
16	65,486	19,304	19,304	84,933	49,770	49,770	84,933	121,918	121,918	128,014
17	68,761	18,771	18,771	84,933	51,374	51,374	84,933	133,107	133,107	139,763
18	72,199	18,252	18,252	84,933	53,061	53,061	84,933	145,323	145,323	152,589
19	75,809	17,747	17,747	84,933	54,804	54,804	84,933	158,660	158,660	166,593
20	79,599	17,255	17,255	84,933	56,603	56,603	84,933	173,221	173,221	181,883
21	83,579	16,775	16,775	84,933	58,462	58,462	84,933	189,119	189,119	198,575
22	87,758	16,308	16,308	84,933	60,382	60,382	84,933	206,475	206,475	216,799
23	92,146	15,854	15,854	84,933	62,365	62,365	84,933	225,424	225,424	236,696
24	96,753	15,411	15,411	84,933	64,414	64,414	84,933	246,113	246,113	258,418
25	101,591	14,980	14,980	84,933	66,529	66,529	84,933	268,700	268,700	282,135
26	106,670	14,560	14,560	84,933	68,714	68,714	84,933	293,360	293,360	305,094
27	112,004	14,151	14,151	84,933	70,971	70,971	84,933	320,283	320,283	329,891
28	117,604	13,752	13,752	84,933	73,302	73,302	84,933	349,677	349,677	356,670
29	123,484	13,364	13,364	84,933	75,709	75,709	84,933	381,768	381,768	385,586
30	129,658	12,986	12,986	84,933	78,196	78,196	84,933	416,805	416,805	420,973
31	136,141	12,618	12,618	84,933	80,764	80,764	84,933	455,057	455,057	459,608
32	142,948	12,260	12,260	84,933	83,416	83,416	84,933	496,820	496,820	501,788
33	150,096	11,911	11,911	84,933	86,156	86,156	87,018	542,416	542,416	547,840
34	157,600	11,571	11,571	84,933	88,986	88,986	89,875	592,196	592,196	598,118
35	165,480	11,240	11,240	84,933	91,908	91,908	91,908	646,545	646,545	646,545

Assumptions:

(1) Assumes no Contract loans have been made.

(2) Values reflect current cost of insurance charges and contract fees.

(3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(5) When the Surrender Value is zero, any Death Benefit shown is the guaranteed Death Benefit. If no Death Benefit is shown, the guaranteed Death Benefit has expired and the Contract has lapsed. If a Contract loan were outstanding when the Surrender Value is zero, the Contract might lapse in accordance with the Grace Period provisions.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN BELOW ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

11

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

MALE STANDARD NON-TOBACCO ISSUE AGE 65

FEMALE STANDARD NON-TOBACCO ISSUE AGE 65

$30,000 INITIAL PAYMENT

$84,933 INITIAL DEATH BENEFIT

VALUES - GUARANTEED COST OF INSURANCE

	SINGLE PAYMENT PLUS	0% HYPOTHETICAL GROSS INVESTMENT RETURN			6% HYPOTHETICAL GROSS INVESTMENT RETURN			12% HYPOTHETICAL GROSS INVESTMENT RETURN
	INTEREST	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH	ACCOUNT	SURRENDER	DEATH
YEAR	AT 5%	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT	VALUE	VALUE	BENEFIT
1	31,500	29,238	26,313	84,933	31,008	28,083	84,933	32,779	29,854	84,933
2	33,075	28,425	25,575	84,933	31,980	29,130	84,933	35,745	32,895	84,933
3	34,729	27,579	24,804	84,933	32,938	30,163	84,933	38,946	36,171	84,933
4	36,465	26,691	24,441	84,933	33,872	31,622	84,933	42,401	40,151	84,933
5	38,288	25,746	23,571	84,933	34,774	32,599	84,933	46,133	43,958	84,933
6	40,203	24,724	23,224	84,933	35,628	34,128	84,933	50,168	48,668	84,933
7	42,213	23,604	22,179	84,933	36,419	34,994	84,933	54,538	53,113	84,933
8	44,324	22,356	22,356	84,933	37,125	37,125	84,933	59,283	59,283	84,933
9	46,540	20,939	20,939	84,933	37,718	37,718	84,933	64,451	64,451	84,933
10	48,867	19,308	19,308	84,933	38,167	38,167	84,933	70,109	70,109	84,933
11	51,310	17,408	17,408	84,933	38,435	38,435	84,933	76,347	76,347	84,933
12	53,876	15,181	15,181	84,933	38,484	38,484	84,933	83,277	83,277	87,441
13	56,569	12,558	12,558	84,933	38,270	38,270	84,933	90,871	90,871	95,415
14	59,398	9,455	9,455	84,933	37,739	37,739	84,933	99,132	99,132	104,089
15	62,368	5,764	5,764	84,933	36,820	36,820	84,933	108,110	108,110	113,516
16	65,486	1,338	1,338	84,933	35,417	35,417	84,933	117,860	117,860	123,753
17	68,761	0	0	84,933	33,398	33,398	84,933	128,435	128,435	134,857
18	72,199	0	0	84,933	30,582	30,582	84,933	139,892	139,892	146,886
19	75,809	0	0	84,933	26,729	26,729	84,933	152,285	152,285	159,900
20	79,599	0	0	84,933	21,524	21,524	84,933	165,674	165,674	173,958
21	83,579	0	0	84,933	14,542	14,542	84,933	180,118	180,118	189,124
22	87,758	0	0	84,933	5,199	5,199	84,933	195,680	195,680	205,464
23	92,146	0	0	84,933	0	0	84,933	212,423	212,423	223,044
24	96,753	0	0	84,933	0	0	84,933	230,413	230,413	241,933
25	101,591	0	0	84,933	0	0	84,933	249,716	249,716	262,202
26	106,670	0	0	84,933	0	0	84,933	270,395	270,395	281,211
27	112,004	0	0	84,933	0	0	84,933	293,156	293,156	301,950
28	117,604	0	0	84,933	0	0	84,933	318,344	318,344	324,711
29	123,484	0	0	84,933	0	0	84,933	346,386	346,386	349,850
30	129,658	0	0	84,933	0	0	84,933	377,828	377,828	381,606
31	136,141	0	0	84,933	0	0	84,933	411,985	411,985	416,104
32	142,948	0	0	84,933	0	0	84,933	448,985	448,985	453,475
33	150,096	0	0	84,933	0	0	84,933	488,847	488,847	493,736
34	157,600	0	0	84,933	0	0	84,933	531,378	531,378	536,692
35	165,480	0	0	84,933	0	0	84,933	576,833	576,833	576,833

Assumptions:

(1) Assumes no Contract loans have been made.

(2) Values reflect guaranteed cost of insurance charges and contract fees.

(3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(5) When the Surrender Value is zero, any Death Benefit shown is the guaranteed Death Benefit. If no Death Benefit is shown, the guaranteed Death Benefit has expired and the Contract has lapsed. If a Contract loan were outstanding when the Surrender Value is zero, the Contract might lapse in accordance with the Grace Period provisions.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN BELOW ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

12

EXPERTS

The consolidated financial statements of Liberty Life Assurance Company of Boston at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of LLAC Variable Account at December 31, 2006 and for the year then ended appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus, this SAI and the registration statement of which they are parts, including the hypothetical Contract illustrations, have been examined by Richard B. Lassow, FSA, MAAA, Vice President and Actuary of the Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

LLAC VARIABLE ACCOUNT
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2006
Statement of Operations for the year ended December 31, 2006
Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

LIBERTY LIFE ASSURANCE COMPANY OF  BOSTON

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2006 and 2005
Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004
Consolidated Statements of Changes in Stockholders’ Equity as of December 31, 2006, 2005 and 2004
Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

Notes to Consolidated Financial Statements

The financial statements of Liberty Life included herein should be considered only as bearing on the ability of Liberty Life to meet its obligations under the Contracts.

13

AUDITED FINANCIAL STATEMENTS

LLAC Variable Account

Year ended December 31, 2006

LLAC Variable Account

Audited Financial Statements

Year ended December 31, 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors of Liberty Life Assurance Company
of Boston and Contract Owners of LLAC Variable Account

We have audited the accompanying statements of assets and liabilities of LLAC Variable Account (the Account – comprised of:  AIM V.I. New Technology Fund; AIM V.I. Capital Appreciation Fund; AIM V.I. Government Securities Fund; AIM V.I. International Equity Fund; Columbia Asset Allocation Fund, Variable Series; Columbia High Yield Fund, Variable Series; Columbia Large Cap Growth Stock Fund, Variable Series; Columbia Large Cap Value Fund, Variable Series; Columbia Money Market Fund; Columbia Small Cap Value Fund, Variable Series; Columbia Strategic Income Fund, Variable Series; Dreyfus Stock Index Fund Dreyfus Variable Investment Fund - Capital Appreciation Portfolio; Dreyfus Investment Portfolio - Emerging Leaders Fund; Dreyfus Investment Portfolio - Technology Growth Fund; Dreyfus Socially Responsible Growth Fund; Franklin Growth and Income Securities Fund; Franklin Large Cap Growth Securities Fund; Franklin Money Market Fund; Franklin Strategic Income Securities Fund; MFS VIT Capital Opportunities Series; MFS VIT Emerging Growth Series; MFS VIT High Income Series; MFS VIT Investors Trust Series; MFS VIT Research Series; MFS VIT Utilities Series; Templeton Growth Securities Fund) as of December 31, 2006, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising LLAC Variable Account at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the periods then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

April 25, 2007
Boston, MA

1

LLAC Variable Account

Statement of Assets and Liabilities

December 31, 2006

Assets

			Market
	Shares	Cost	Value
Investments:
AIM V.I. New Technology Fund	143	$1,751	$2,004
AIM V.I. Capital Appreciation Fund	61,234	1,291,740	1,605,567
AIM V.I. Government Securities Fund	23,672	288,050	279,335
AIM V.I. International Equity Fund	45,336	958,840	1,334,242
Columbia Asset Allocation Fund, Variable Series	13,392	184,610	211,867
Columbia High Yield Fund, Variable Series	14,193	158,551	163,508
Columbia Large Cap Growth Stock Fund, Variable Series	23,974	567,732	651,612
Columbia Large Cap Value Fund, Variable Series	46,073	675,384	903,485
Columbia Money Market Fund	276,857	276,856	276,856
Columbia Small Cap Value Fund, Variable Series	70,817	1,064,644	1,463,779
Columbia Strategic Income Fund, Variable Series	47,652	472,934	462,222
Dreyfus Stock Index Fund	78,716	2,179,663	2,845,509
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	8,567	302,507	364,513
Dreyfus Investment Portfolio - Emerging Leaders Fund	49,499	1,072,169	1,064,728
Dreyfus Investment Portfolio - Technology Growth Fund	53,236	447,568	502,546
Dreyfus Socially Responsible Growth Fund	2,430	61,711	69,144
Franklin Growth and Income Securities Fund	95,750	1,397,191	1,591,359
Franklin Large Cap Growth Securities Fund	83,793	1,179,335	1,380,066
Franklin Money Market Fund	1,020,387	1,020,387	1,020,388
Franklin Strategic Income Securities Fund	55,716	654,876	700,345
MFS VIT Capital Opportunities Series	37,507	487,665	581,642
MFS VIT Emerging Growth Series	56,991	1,004,020	1,176,300
MFS VIT High Income Series	62,031	598,232	623,097
MFS VIT Investors Trust Series	49,949	866,807	1,083,271
MFS VIT Research Series	58,208	938,336	1,050,054
MFS VIT Utilities Series	20,132	425,905	589,258
Templeton Growth Securities Fund	88,779	1,148,018	1,414,250

Total assets			$23,410,947

Liabilities			—

Net Assets			$23,410,947

Net Assets
Variable life contracts			$23,410,947

2

LLAC Variable Account

Statement of Operations

For the year ended December 31, 2006

	AIM V.I. New Technology Fund	AIM V.I. Capital Appreciation Fund	AIM V.I. Government Securities Fund	AIM V.I. International Equity Fund	Columbia Asset Allocation Fund, Variable Series

Investment Income:
Dividends	$—	$893	$11,198	$12,691	$15,800

Total investment income	—	893	11,198	12,691	15,800

Expenses:
Mortality and expense risks and administrative charges	234	130,774	11,922	108,097	7,838

Net investment income (loss)	(234)	(129,881)	(724)	(95,406)	7,962

Realized gains (losses) on investments
Realized gain on sale of portfolio shares	128	12,353	403	82,050	1,506

Total realized gains (losses) on investments	128	12,353	403	82,050	1,506

Change in unrealized appreciation/ (depreciation) during the year	92	78,947	(1,811)	201,914	4,954

Net increase (decrease) in net assets from operations	$(14)	$(38,581)	$(2,132)	$188,558	$14,422

3

	Columbia High Yield Fund, Variable Series	Columbia Large Cap Growth Stock Fund, Variable Series	Columbia Large Cap Value Fund, Variable Series	Columbia Money Market Fund	Columbia Small Cap Value Fund, Variable Series

Investment Income:
Dividends	$15,207	$2,267	$11,686	$12,378	$42,108

Total investment income	15,207	2,267	11,686	12,378	42,108

Expenses:
Mortality and expense risks and administrative charges	8,806	41,797	49,341	20,386	114,642

Net investment income (loss)	6,401	(39,530)	(37,655)	(8,008)	(72,534)

Realized gains (losses) on investments
Realized gain on sale of portfolio shares	432	(12,581)	25,402	—	48,727

Total realized gains (losses) on investments	432	(12,581)	25,402	—	48,727

Change in unrealized appreciation/ (depreciation) during the year	(1,825)	72,400	106,217	—	140,063

Net increase (decrease) in net assets from operations	$5,008	$20,289	$93,964	$(8,008)	$116,256

4

	Columbia Strategic Income Fund, Variable Series	Dreyfus Stock Index Fund	Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	Dreyfus Investment Portfolio - Emerging Leaders Fund	Dreyfus Investment Portfolio - Technology Growth Fund

Investment Income:
Dividends	$46,098	$44,951	$5,347	$120,692	$—

Total investment income	46,098	44,951	5,347	120,692	—

Expenses:
Mortality and expense risks and administrative charges	34,925	215,739	17,391	92,540	46,748

Net investment income (loss)	11,173	(170,788)	(12,044)	28,152	(46,748)

Realized gains (losses) on investments
Realized gain on sale of portfolio shares	6,416	92,765	6,383	21,636	7,855

Total realized gains (losses) on investments	6,416	92,765	6,383	21,636	7,855
Change in unrealized appreciation/ (depreciation) during the year	(22,718)	246,460	41,560	(59,826)	12,062

Net increase (decrease) in net assets from operations	$(5,129)	$168,437	$35,899	$(10,038)	$(26,831)

5

	Dreyfus Socially Responsible Growth Fund	Franklin Growth and Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Strategic Income Securities Fund

Investment Income:
Dividends	$78	$114,789	$9,779	$38,570	$24,563

Total investment income	78	114,789	9,779	38,570	24,563

Expenses:
Mortality and expense risks and administrative charges	3,686	134,870	108,292	68,605	37,081

Net investment income (loss)	(3,608)	(20,081)	(98,513)	(30,035)	(12,518)

Realized gains (losses) on investments
Realized gain on sale of portfolio shares	(1,814)	45,798	17,288	—	10,243

Total realized gains (losses) on investments	(1,814)	45,798	17,288	—	10,243

Change in unrealized appreciation/ (depreciation) during the year	8,038	64,434	105,576	—	15,180

Net increase (decrease) in net assets from operations	$2,616	$90,151	$24,351	$(30,035)	$12,905

6

	MFS VIT Capital Opportunities Series	MFS VIT Emerging Growth Series	MFS VIT High Income Series	MFS VIT Investors Trust Series	MFS VIT Research Series

Investment Income:
Dividends	$2,206	$—	$43,878	$4,733	$4,532

Total investment income	2,206	—	43,878	4,733	4,532

Expenses:
Mortality and expense risks and administrative charges	54,116	98,837	44,509	76,513	86,595

Net investment income (loss)	(51,910)	(98,837)	(631)	(71,780)	(82,063)

Realized gains (losses) on investments
Realized gain on sale of portfolio shares	10,633	14,712	2,545	16,855	1,541

Total realized gains (losses) on investments	10,633	14,712	2,545	16,855	1,541

Change in unrealized appreciation/ (depreciation) during the year	54,999	71,669	10,077	101,417	90,234

Net increase (decrease) in net assets from operations	$13,722	$(12,456)	$11,991	$46,492	$9,712

7

	MFS VIT Utilities Series	Templeton Growth Securities Fund

Investment Income:
Dividends	$30,818	$42,447

Total investment income	30,818	42,447

Expenses:
Mortality and expense risks and administrative charges	41,287	106,613

Net investment income (loss)	(10,469)	(64,166)

Realized gains (losses) on investments
Realized gain on sale of portfolio shares	44,537	22,646

Total realized gains (losses) on investments	44,537	22,646

Change in unrealized appreciation/ (depreciation) during the year	71,446	170,525

Net increase (decrease) in net assets from operations	$105,514	$129,005

8

LLAC Variable Account

Statements of Changes in Net Assets

For the years ended December 31, 2006 and 2005

	AIM V.I. New Technology Fund		AIM V.I. Capital Appreciation Fund		AIM V.I. Government Securities Fund		AIM V.I. International Equity Fund
	2006	2005	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(234)	$(143)	$(129,881)	$(109,033)	$(724)	$(3,182)	$(95,406)	$(40,003)
Realized gains (losses)	128	37	12,353	2,450	403	167	82,050	30,202
Change in unrealized appreciation (depreciation) during the year	92	(2)	78,947	103,378	(1,811)	(4,690)	201,914	68,857
Net increase (decrease) in net assets resulting from operations	(14)	(108)	(38,581)	(3,205)	(2,132)	(7,705)	188,558	59,056

Contract transactions:
Purchase payments from contract owners	386	283	372,210	333,927	15,132	16,611	305,002	168,199
Contract terminations and annuity payouts	(663)	—	(87,190)	(55,231)	(18,647)	(4,312)	(65,502)	(21,817)
Transfers between sub-accounts, net	10	511	77,308	60,189	7,748	2,969	(86,645)	481,413
Contract Loans	54	2	(42,818)	(28,743)	(2,467)	(2,608)	(29,882)	(14,264)
Other transfers (to) from Liberty Life Assurance Company of Boston	(3)	(1)	(85)	2,125	126	3	486	2,535
Net increase (decrease) in net assets resulting from contract transactions	(216)	795	319,425	312,267	1,892	12,663	123,459	616,066

Total increase (decrease) in net assets	(230)	687	280,844	309,062	(240)	4,958	312,017	675,122

Net assets at beginning of period	2,234	1,547	1,324,723	1,015,661	279,575	274,617	1,022,225	347,103

Net assets at end of period	$2,004	$2,234	$1,605,567	$1,324,723	$279,335	$279,575	$1,334,242	$1,022,225

9

	Columbia Asset Allocation Fund, Variable Series		Columbia High Yield Fund, Variable Series		Columbia Large Cap Growth Stock, Variable Series		Columbia Large Cap Value Fund, Variable Series
	2006	2005	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,962	$(3,157)	$6,401	$(9,306)	$(39,530)	$(42,308)	$(37,655)	$(93,407)
Realized gains (losses)	1,506	306	432	(2,608)	(12,581)	(12,043)	25,402	83,737
Change in unrealized appreciation (depreciation) during the year	4,954	6,731	(1,825)	5,690	72,400	36,755	106,217	(17,171)
Net increase (decrease) in net assets resulting from operations	14,422	3,880	5,008	(6,224)	20,289	(17,596)	93,964	(26,841)

Contract transactions:
Purchase payments from contract owners	12,122	12,860	15,099	16,228	93,003	105,063	90,060	196,961
Contract terminations and annuity payouts	(4,318)	(4,131)	(9,888)	(68,977)	(55,007)	(31,160)	(79,651)	(64,613)
Transfers between sub-accounts, net	(119)	890	1,665	1,409	3,409	751	(12,402)	(559,651)
Contract Loans	—	—	(7,262)	(2,414)	(16,473)	(22,671)	(17,959)	(34,546)
Other transfers (to) from Liberty Life Assurance Company of Boston	(8)	(163)	(14)	159	(994)	(129)	233	263
Net increase (decrease) in net assets resulting from contract transactions	7,677	9,456	(400)	(53,595)	23,938	51,854	(19,719)	(461,586)

Total increase (decrease) in net assets	22,099	13,336	4,608	(59,819)	44,227	34,258	74,245	(488,427)

Net assets at beginning of period	189,768	176,432	158,900	218,719	607,385	573,127	829,240	1,317,667

Net assets at end of period	$211,867	$189,768	$163,508	$158,900	$651,612	$607,385	$903,485	$829,240

10

	Columbia Money Market Fund		Columbia Small Cap Value Fund, Variable Series		Columbia Strategic Income Fund, Variable Series		Dreyfus Stock Index Fund
	2006	2005	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,008)	$(13,708)	$(72,534)	$(87,441)	$11,173	$(41,305)	$(170,788)	$(172,843)
Realized gains (losses)	—	—	48,727	26,202	6,416	900	92,765	8,804
Change in unrealized appreciation (depreciation) during the year	—	—	140,063	28,075	(22,718)	8,237	246,460	70,548
Net increase (decrease) in net assets resulting from operations	(8,008)	(13,708)	116,256	(33,164)	(5,129)	(32,168)	168,437	(93,491)

Contract transactions:
Purchase payments from contract owners	43,916	47,559	319,097	273,516	82,950	115,310	555,286	590,285
Contract terminations and annuity payouts	(14,763)	(13,281)	(59,263)	(43,417)	(29,389)	(17,889)	(203,298)	(103,332)
Transfers between sub-accounts, net	4,879	(13,723)	(2,140)	85,797	(164,183)	13,093	(307,879)	13,566
Contract Loans	(9,707)	(2,581)	(32,615)	(32,375)	(6,520)	(6,981)	(52,968)	(61,132)
Other transfers (to) from Liberty Life Assurance Company of Boston	(28)	(18)	(99)	2,822	16	(109)	(1,036)	2,613
Net increase (decrease) in net assets resulting from contract transactions	24,297	17,956	224,980	286,343	(117,125)	103,424	(9,895)	442,000

Total increase (decrease) in net assets	16,289	4,248	341,236	253,179	(122,254)	71,256	158,542	348,509

Net assets at beginning of period	260,567	256,319	1,122,543	869,364	584,476	513,220	2,686,967	2,338,458

Net assets at end of period	$276,856	$260,567	$1,463,779	$1,122,543	$462,222	$584,476	$2,845,509	$2,686,967

11

	Dreyfus Variable Investment Fund - Capital Appreciation Portfolio		Dreyfus Investment Portfolio - Emerging Leaders Fund		Dreyfus Investment Portfolio - Technology Growth Fund		Dreyfus Socially Responsible Growth Fund
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(12,044)	$(86,983)	$28,152	$(49,318)	$(46,748)	$(27,845)	$(3,608)	$(3,923)
Realized gains (losses)	6,383	83,946	21,636	95,243	7,855	6,503	(1,814)	531
Change in unrealized appreciation (depreciation) during the year	41,560	(43,895)	(59,826)	(98,758)	12,062	14,778	8,038	2,046
Net increase (decrease) in net assets resulting from operations	35,899	(46,932)	(10,038)	(52,833)	(26,831)	(6,564)	2,616	(1,346)

Contract transactions:
Purchase payments from contract owners	28,283	193,709	275,813	295,481	143,177	100,672	5,162	6,695
Contract terminations and annuity payouts	(29,015)	(39,589)	(51,662)	(40,611)	(27,013)	(9,733)	(4,956)	(2,578)
Transfers between sub-accounts, net	(2,063)	(778,160)	70,644	(244,416)	39,475	111,329	(5,597)	(1,411)
Contract Loans	(5,061)	(23,081)	(27,506)	(22,197)	(11,521)	(5,837)	(366)	(528)
Other transfers (to) from Liberty Life Assurance Company of Boston	(159)	(78)	(219)	1,847	134	1,624	(381)	(22)
Net increase (decrease) in net assets resulting from contract transactions	(8,015)	(647,199)	267,070	(9,896)	144,252	198,055	(6,138)	2,156

Total increase (decrease) in net assets	27,884	(694,131)	257,032	(62,729)	117,421	191,491	(3,522)	810

Net assets at beginning of period	336,629	1,030,760	807,696	870,425	385,125	193,634	72,666	71,856

Net assets at end of period	$364,513	$336,629	$1,064,728	$807,696	$502,546	$385,125	$69,144	$72,666

12

	Franklin Growth and Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund		Franklin Strategic Income Securities Fund
	2006	2005	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(20,081)	$(58,911)	$(98,513)	$(144,139)	$(30,035)	$(42,335)	$(12,518)	$1,013
Realized gains (losses)	45,798	8,555	17,288	111,835	—	—	10,243	5,789
Change in unrealized appreciation (depreciation) during the year	64,434	(6)	105,576	(115,443)	—	—	15,180	(22,158)
Net increase (decrease) in net assets resulting from operations	90,151	(50,362)	24,351	(147,747)	(30,035)	(42,335)	12,905	(15,356)

Contract transactions:
Purchase payments from contract owners	384,502	310,288	303,350	432,270	174,217	163,588	90,567	53,200
Contract terminations and annuity payouts	(82,029)	(36,733)	(77,114)	(66,876)	(71,731)	(25,829)	(42,714)	(9,049)
Transfers between sub-accounts, net	(161,153)	332,483	(23,182)	(611,870)	37,904	22,330	194,764	8,521
Contract Loans	(30,822)	(16,357)	(26,119)	(33,656)	(15,755)	(19,893)	(8,371)	(2,457)
Other transfers (to) from Liberty Life Assurance Company of Boston	(240)	2,449	(901)	1,837	(165)	(23,335)	1,030	(557)
Net increase (decrease) in net assets resulting from contract transactions	110,258	592,130	176,034	(278,295)	124,470	116,861	235,276	49,658

Total increase (decrease) in net assets	200,409	541,768	200,385	(426,042)	94,435	74,526	248,181	34,302

Net assets at beginning of period	1,390,950	849,182	1,179,681	1,605,723	925,953	851,427	452,164	417,862

Net assets at end of period	$1,591,359	$1,390,950	$1,380,066	$1,179,681	$1,020,388	$925,953	$700,345	$452,164

13

	MFS VIT Capital Opportunities Series		MFS VIT Emerging Growth Series		MFS VIT High Income Series		MFS VIT Investors Trust Series
	2006	2005	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(51,910)	$(29,163)	$(98,837)	$(46,315)	$(631)	$(7,973)	$(71,780)	$(36,853)
Realized gains (losses)	10,633	3,888	14,712	2,326	2,545	9,931	16,855	6,606
Change in unrealized appreciation (depreciation) during the year	54,999	4,420	71,669	62,734	10,077	(33,699)	101,417	43,228
Net increase (decrease) in net assets resulting from operations	13,722	(20,855)	(12,456)	18,745	11,991	(31,741)	46,492	12,981

Contract transactions:
Purchase payments from contract owners	162,746	112,785	279,912	164,844	117,778	129,764	205,644	130,065
Contract terminations and annuity payouts	(29,516)	(9,575)	(59,434)	(30,696)	(29,690)	(19,552)	(63,749)	(20,592)
Transfers between sub-accounts, net	5,624	144,677	43,900	504,494	6,789	(54,664)	2,919	242,834
Contract Loans	(13,200)	(6,839)	(34,197)	(14,970)	(10,104)	(7,323)	(17,772)	(5,274)
Other transfers (to) from Liberty Life Assurance Company of Boston	32	1,299	68	1,825	44	(493)	198	1,500
Net increase (decrease) in net assets resulting from contract transactions	125,686	242,347	230,249	625,497	84,817	47,732	127,240	348,533

Total increase (decrease) in net assets	139,408	221,492	217,793	644,242	96,808	15,991	173,732	361,514

Net assets at beginning of period	442,234	220,742	958,507	314,265	526,289	510,298	909,539	548,025

Net assets at end of period	$581,642	$442,234	$1,176,300	$958,507	$623,097	$526,289	$1,083,271	$909,539

14

	MFS VIT Research Series		MFS VIT Utilities Series		Templeton Growth Securities Fund
	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(82,063)	$(25,293)	$(10,469)	$(16,977)	$(64,166)	$(93,386)
Realized gains (losses)	1,541	(5,419)	44,537	16,154	22,646	142,846
Change in unrealized appreciation (depreciation) during the year	90,234	35,855	71,446	19,051	170,525	(70,322)
Net increase (decrease) in net assets resulting from operations	9,712	5,143	105,514	18,228	129,005	(20,862)

Contract transactions:
Purchase payments from contract owners	257,123	120,161	108,564	55,044	314,879	305,999
Contract terminations and annuity payouts	(40,795)	(20,114)	(40,997)	(16,919)	(64,975)	(47,796)
Transfers between sub-accounts, net	20,687	580,240	(28,485)	185,355	335,907	(477,190)
Contract Loans	(20,008)	(4,012)	(10,121)	(7,112)	(23,661)	(22,894)
Other transfers (to) from Liberty Life Assurance Company of Boston	121	2,433	209	1,544	197	1,357
Net increase (decrease) in net assets resulting from contract transactions	217,128	678,708	29,170	217,912	562,347	(240,524)

Total increase (decrease) in net assets	226,840	683,851	134,684	236,140	691,352	(261,386)

Net assets at beginning of period	823,214	139,363	454,574	218,434	722,898	984,284

Net assets at end of period	$1,050,054	$823,214	$589,258	$454,574	$1,414,250	$722,898

15

LLAC Variable Account

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

December 31, 2006

1.  Organization

LLAC Variable Account (the Account) is a separate investment account established by Liberty Life Assurance Company of Boston (the Company) to receive and invest premium payments from group and individual variable life insurance contracts issued by the Company.  The Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds.  The eligible fund options are as follows:

AIM Variable Insurance Funds, Inc.
AIM V.I. New Technology Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Government Securities Fund
AIM V.I. International Equity Fund

Dreyfus Funds
Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio
Dreyfus Investment Portfolio - Emerging Leaders Fund
Dreyfus Investment Portfolio - Technology Growth Fund
Dreyfus Socially Responsible Growth Fund

Franklin Templeton Funds, Inc.
Franklin Growth and Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Money Market Fund
Franklin Strategic Income Securities Fund
Templeton Growth Securities Fund

Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Strategic Income Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Asset Allocation Fund, Variable Series
Columbia Money Market Fund

16

Columbia Funds Variable Insurance Trust I
Columbia High Yield Fund, Variable Series

MFS Variable Insurance Trust
MFS VIT Capital Opportunities Series
MFS VIT Emerging Growth Series
MFS VIT Research Series
MFS VIT Utilities Series
MFS VIT Investors Trust Series
MFS VIT High Income Series

During the year ended December 31, 2006, the following Account’s fund names changed from:

•      Colonial Small Cap Value Fund, Variable Series to Columbia Small Cap Value Fund, Variable Series;

•      Colonial Strategic Income Fund, Variable Series to Columbia Strategic Income Fund, Variable Series;

•      Liberty Asset Allocation Fund Variable Series to Columbia Asset Allocation Fund, Variable Series;

•      Liberty Money Market Fund to Columbia Money Market Fund

On May 1, 2006, the Columbia High Yield Fund, Variable Series merged with the net assets of the Nations High Yield Bond Portfolio, which is not a fund option for the Account.  The merged fund retained the name of the Columbia High Yield Fund, Variable Series.  The merger has no effect on units or values.

During the year ended December 31, 2005, one of the Account’s funds, the SteinRoe Growth Stock, Variable Series changed its name to Columbia Large Capital Growth fund.

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

17

Investments

Investments in shares of the eligible funds are sold to the Account at the reported net asset values. Transactions are recorded on the trade date.  Income from dividends is recorded on the ex-dividend date.  Realized gains and losses on sales of investments are computed on the basis of identified cost of the investment sold.

Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts.  As a result, no charge is being made currently to the Account for federal income taxes.  The Company will review periodically the status of this policy in the event of changes in the tax law.  A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.  Expenses

Liberty’s Spectrum Select, a modified single payment variable universal life insurance contract (SPVUL), has no deductions made from purchase payments for sales charges at the time of purchase.  In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted.   A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contractholder’s account at the beginning of each contract month.  An annual contract fee to cover the cost of contract administration is deducted from each contractholder’s account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk fees at an annual rate of 1.65% of contract value.

Liberty’s Spectrum Select Plus, a flexible premium variable universal life insurance contract (FPVUL), has a deduction made from each purchase payment for taxes and sales charges at the time of purchase.  In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted.   A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contractholder’s account at the beginning of each contract month.  A monthly contract fee to cover the cost of contract administration is deducted from each contractholder’s account at the beginning of each contract month.  Daily deductions are made from each sub-account for assumption of mortality and expense risk fees at an annual rate of 0.60% of contract value.

18

4.  Affiliated Company Transactions

The Company has absorbed all organizational expenses including the fees of registering the Account and its contracts for distribution under federal and state securities laws.

5.  Contract Loans

Contractholders are permitted to borrow against the cash value of their account.  The loan proceeds are deducted from the Account and recorded in the Company’s general account as an asset.

6.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a life insurance contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

19

7. Purchases and Sales of Investments

The cost of shares purchased, including reinvestment of dividend distributions, and proceeds from shares sold by the Variable Account during 2006 are shown below:

Fund	Purchases	Sales

AIM V.I. New Technology Fund	$467	$917
AIM V.I. Capital Appreciation Fund	275,810	86,266
AIM V.I. Government Securities Fund	29,940	28,772
AIM V.I. International Equity Fund	186,766	158,714
Columbia Asset Allocation Fund, Variable Series	27,793	12,154
Columbia High Yield Fund, Variable Series	28,199	22,199
Columbia Large Cap Growth Stock Fund, Variable Series	87,854	103,287
Columbia Large Cap Value Fund, Variable Series	61,977	119,350
Columbia Money Market Fund	50,699	34,411
Columbia Small Cap Value Fund, Variable Series	258,387	105,941
Columbia Strategic Income Fund, Variable Series	118,511	224,465
Dreyfus Stock Index Fund	368,821	549,449
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	22,307	42,367
Dreyfus Investment Portfolio - Emerging Leaders Fund	389,862	94,642
Dreyfus Investment Portfolio - Technology Growth Fund	124,714	27,211
Dreyfus Socially Responsible Growth Fund	4,271	14,018
Franklin Growth and Income Securities Fund	338,615	248,439
Franklin Large Cap Growth Securities Fund	197,804	120,283
Franklin Money Market Fund	245,263	150,829
Franklin Strategic Income Securities Fund	276,717	53,960
MFS VIT Capital Opportunities Series	106,781	33,006
MFS VIT Emerging Growth Series	201,406	69,994
MFS VIT High Income Series	127,386	43,200
MFS VIT Investors Trust Series	137,474	82,016
MFS VIT Research Series	179,059	43,996
MFS VIT Utilities Series	125,638	106,937
Templeton Growth Securities Fund	588,900	90,721

	$4,561,421	$2,667,544

20

8.  Changes in Units Outstanding

The changes in units outstanding during 2006 and 2005 are shown below:

	2006			2005
	Units	Units	Net Increase	Units	Units	Net Increase
Fund	Issued	Redeemed	(decrease) in Units	Issued	Redeemed	(decrease) in Units

AIM V.I. New Technology Fund	26	80	(54)	97	15	82
AIM V.I. Capital Appreciation Fund	35,217	11,155	24,062	39,409	10,359	29,050
AIM V.I. Government Securities Fund	1,688	2,232	(544)	1,411	1,086	325
AIM V.I. International Growth Fund	16,611	14,065	2,546	73,367	8,498	64,869
Columbia Asset Allocation Fund, Variable Series	10,668	10,475	193	1,463	1,092	371
Columbia High Yield Fund, Variable Series	8,547	9,274	(727)	1,041	7,320	(6,279)
Columbia Large Cap Growth Stock Fund, Variable Series	17,378	19,241	(1,863)	12,187	10,210	1,977
Columbia Large Cap Value Fund, Variable Series	6,258	11,074	(4,816)	8,110	56,339	(48,229)
Columbia Money Market Fund	5,399	4,848	551	7,928	7,969	(41)
Columbia Small Cap Value Fund, Variable Series	5,424	478	4,946	12,971	3,408	9,563
Columbia Strategic Income Fund, Variable Series	1,909	12,234	(10,325)	7,277	2,392	4,885
Dreyfus Stock Index Fund	4,874	26,834	(21,960)	46,473	17,823	28,650
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	7,441	9,511	(2,070)	12,924	88,584	(75,660)
Dreyfus Investment Portfolio - Emerging Leaders Fund	27,848	15,013	12,835	17,419	24,385	(6,966)
Dreyfus Investment Portfolio - Technology Growth Fund	80,421	67,148	13,273	28,005	3,585	24,420
Dreyfus Socially Responsible Growth Fund	4,741	6,149	(1,408)	934	1,064	(130)
Franklin Growth and Income Securities Fund	5,727	6,885	(1,158)	48,629	3,728	44,901
Franklin Large Cap Growth Securities Fund	11,004	2,700	8,304	32,957	79,277	(46,320)
Franklin Money Market Fund	7,579	1,353	6,226	15,855	9,551	6,304
Franklin Strategic Income Securities Fund	31,574	17,071	14,503	4,601	2,105	2,496
MFS VIT Capital Opportunities Series	12,392	3,531	8,861	28,480	1,688	26,792
MFS VIT Emerging Growth Series	33,082	11,617	21,465	111,082	10,731	100,351
MFS VIT High Income Series	9,431	5,993	3,438	8,272	7,396	876
MFS VIT Investors Trust Series	9,927	4,022	5,905	39,982	6,312	33,670
MFS VIT Research Series	19,868	4,804	15,064	79,673	2,931	76,742
MFS VIT Utilities Series	6,163	6,702	(539)	18,007	3,058	14,949
Templeton Growth Securities Fund	40,859	5,662	35,197	14,352	41,054	(26,702)
	422,058	290,151	131,905	672,906	411,960	260,946

21

9.  Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31, 2006			For the year or period ended December 31, 2006
		Unit Fair Value		Expense Ratio*	Investment**	Total Return***
Subaccount	Units	lowest to highest	Net Assets	lowest to highest	Income Ratio	lowest to highest

AIM V.I. New Technology Fund	223	$8.87 to $13.93	2,004	0.60% to 1.65%	0.00%	8.66% to 9.78%
AIM V.I. Capital Appreciation Fund	195,277	$6.82 to $8.65	1,605,567	0.60% to 1.65%	0.06%	4.60% to 5.75%
AIM V.I. Government Securities Fund	22,070	$12.41 to $13.36	279,335	0.60% to 1.65%	4.01%	1.80% to 2.93%
AIM V.I. International Equity Fund	111,657	$10.20 to $12.37	1,334,242	0.60% to 1.65%	1.08%	26.08% to 27.53%
Columbia Asset Allocation Fund, Variable Series[1]	18,844	$10.96 to $12.00	211,867	0.60% to 1.65%	7.87%	9.93% to 11.11%
Columbia High Yield Fund, Variable Series	14,759	$10.69 to $11.59	163,508	0.60% to 1.65%	9.43%	7.22% to 8.32%
Columbia Large Cap Growth Stock Fund, Variable Series	103,670	$5.63 to $6.78	651,612	0.60% to 1.65%	0.36%	8.48% to 9.53%
Columbia Large Cap Value Fund, Variable Series[2]	66,409	$13.47 to $13.77	903,485	0.60% to 1.65%	1.35%	16.20% to 17.44%
Columbia Money Market Fund[3]	24,433	$10.54 to $11.72	276,856	0.60% to 1.65%	4.61%	3.03% to 4.09%
Columbia Small Cap Value Fund, Variable Series[4]	55,999	$24.22 to $26.65	1,463,779	0.60% to 1.65%	3.26%	17.63% to 18.87%
Columbia Strategic Income Fund, Variable Series[5]	31,654	$14.29 to $15.24	462,222	0.60% to 1.65%	8.81%	5.31% to 6.42%
Dreyfus Stock Index Fund	274,778	$10.30 to $10.51	2,845,509	0.60% to 1.65%	1.62%	13.69% to 14.86%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	32,727	$11.10 to $11.18	364,513	0.60% to 1.65%	1.53%	15.03% to 15.38%
Dreyfus Investment Portfolio - Emerging Leaders Fund	69,847	$14.51 to $15.39	1,064,728	0.60% to 1.65%	12.89%	6.46% to 7.55%
Dreyfus Investment Portfolio - Technology Growth Fund	63,578	$7.84 to $8.53	502,546	0.60% to 1.65%	0.00%	2.65% to 3.70%
Dreyfus Socially Responsible Growth Fund	10,149	$6.57 to $7.21	69,144	0.60% to 1.65%	0.11%	7.35% to 8.58%
Franklin Growth and Income Securities Fund	116,926	$13.42 to $14.07	1,591,359	0.60% to 1.65%	7.70%	14.86% to 16.09%
Franklin Large Cap Growth Securities Fund	136,340	$9.94 to $10.21	1,380,066	0.60% to 1.65%	0.76%	9.11% to 10.26%
Franklin Money Market Fund	98,544	$10.04 to $10.68	1,020,388	0.60% to 1.65%	3.96%	2.45% to 3.49%
Franklin Strategic Income Securities Fund	48,117	$14.23 to $14.88	700,345	0.60% to 1.65%	4.26%	6.51% to 7.59%
MFS VIT Capital Opportunities Series	62,654	$9.27 to $9.43	581,642	0.60% to 1.65%	0.43%	11.86% to 13.19%
MFS VIT Emerging Growth Series	178,708	$5.01 to $7.04	1,176,300	0.60% to 1.65%	0.00%	6.14% to 7.15%
MFS VIT High Income Series	45,386	$13.37 to $14.00	623,097	0.60% to 1.65%	7.64%	8.52% to 9.72%
MFS VIT Investors Trust Series	100,399	$10.51 to $10.98	1,083,271	0.60% to 1.65%	0.48%	11.22% to 12.38%
MFS VIT Research Series	110,525	$8.39 to $9.93	1,050,054	0.60% to 1.65%	0.48%	8.68% to 9.85%
MFS VIT Utilities Series	36,050	$14.32 to $17.59	589,258	0.60% to 1.65%	5.90%	29.13% to 30.49%
Templeton Growth Securities Fund	90,936	$15.35 to $16.69	1,414,250	0.60% to 1.65%	3.97%	19.81% to 21.06%

1 Formerly Liberty Asset Allocation Fund Variable Series

2  Formerly Liberty Growth and Income Fund Variable Series

3  Formerly Liberty Money Market Fund

4 Formerly Colonial Small Cap Value Fund, Variable Series

5 Formerly Colonial Strategic Income Fund, Variable Series

22

	At December 31, 2005			For the year or period ended December 31, 2005
		Unit Fair Value		Expense Ratio*	Investment**	Total Return***
Subaccount	Units	lowest to highest	Net Assets	lowest to highest	Income Ratio	lowest to highest

AIM V.I. New Technology Fund	277	$8.08 to $12.82	2,234	0.60% to 1.65%	0.00%	0.53% to 1.57%
AIM V.I. Capital Appreciation Fund	171,215	$6.52 to $8.18	1,324,723	0.60% to 1.65%	0.07%	7.10% to 8.25%
AIM V.I. Government Securities Fund	22,614	$12.19 to $12.98	279,575	0.60% to 1.65%	3.26%	(0.02)% to 1.04%
AIM V.I. International Equity Fund	109,111	$8.09 to $9.70	1,022,225	0.60% to 1.65%	0.92%	16.04% to 17.17%
Colonial Small Cap Value Fund, Variable Series	51,053	$20.59 to $22.42	1,122,543	0.60% to 1.65%	0.20%	3.94% to 5.03%
Colonial Strategic Income Fund, Variable Series	41,979	$13.57 to $14.32	584,476	0.60% to 1.65%	0.00%	(0.06)% to 1.01%
Columbia High Yield Fund, Variable Series	15,486	$9.97 to $10.70	158,900	0.60% to 1.65%	0.00%	0.82% to 1.89%
Columbia Large Cap Growth Stock Fund, Variable Series	105,533	$5.19 to $6.19	607,385	0.60% to 1.65%	0.57%	3.0% to 4.12%
Dreyfus Stock Index Fund	296,738	$9.06 to $9.15	2,686,967	0.60% to 1.65%	1.62%	3.09% to 3.99%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	34,797	$9.65 to $9.69	336,629	0.60% to 1.65%	0.03%	2.64% to 3.79%
Dreyfus Investment Portfolio - Emerging Leaders Fund	57,012	$13.63 to $14.31	807,696	0.60% to 1.65%	5.70%	3.31% to 4.43%
Dreyfus Investment Portfolio - Technology Growth Fund	50,305	$7.56 to $8.31	385,125	0.60% to 1.65%	0.00%	2.07% to 3.15%
Dreyfus Socially Responsible Growth Fund	11,557	$6.12 to $6.64	72,666	0.60% to 1.65%	0.00%	1.92% to 3.0%
Franklin Growth and Income Securities Fund	118,087	$11.56 to $12.25	1,390,950	0.60% to 1.65%	2.85%	1.85% to 2.88%
Franklin Large Cap Growth Securities Fund	128,036	$9.11 to $9.26	1,179,681	0.60% to 1.65%	0.74%	(0.61)% to 0.46%
Franklin Money Market Fund	92,318	$9.80 to $10.32	925,953	0.60% to 1.65%	2.30%	0.65% to 1.68%
Franklin Strategic Income Securities Fund	33,614	$13.36 to $13.83	452,164	0.60% to 1.65%	5.39%	(0.20)% to 0.85%
Liberty Asset Allocation Fund, Variable Series	18,651	$9.97 to $10.80	189,768	0.60% to 1.65%	2.45%	4.83% to 5.89%
Liberty Growth and Income Fund, Variable Series	71,225	$11.47 to $11.85	829,240	0.60% to 1.65%	0.00%	4.65% to 5.71%
Liberty Money Market Fund	23,882	$10.23 to $11.26	260,567	0.60% to 1.65%	2.70%	1.12% to 2.24%
MFS VIT Capital Opportunities Series	53,793	$8.19 to $8.43	442,234	0.60% to 1.65%	0.54%	0.07% to 1.12%
MFS VIT Emerging Growth Series	157,243	$4.72 to $6.57	958,507	0.60% to 1.65%	0.00%	7.50% to 8.53%
MFS VIT Investors Trust Series	94,494	$9.45 to $9.77	909,539	0.60% to 1.65%	0.42%	5.61% to 6.68%
MFS VIT High Income Series	41,948	$12.32 to $12.76	526,289	0.60% to 1.65%	6.99%	0.45% to 1.58%
MFS VIT Research Series	95,461	$7.72 to $9.04	823,214	0.60% to 1.65%	0.13%	6.06% to 7.21%
MFS VIT Utilities Series	36,589	$11.09 to $13.48	454,574	0.60% to 1.65%	0.40%	14.94% to 16.10%
Templeton Growth Securities Fund	55,739	$12.68 to $13.93	722,898	0.60% to 1.65%	1.42%	7.06% to 8.20%

23

	At December 31, 2004			For the year or period ended December 31, 2004
		Unit Fair Value		Expense Ratio*	Investment**	Total Return***
Subaccount	Units	lowest to highest	Net Assets	lowest to highest	Income Ratio	lowest to highest

AIM V.I. New Technology Fund	195	$7.95 to $12.75	$1,546	0.60% to 1.65%	0.00%	2.99% to 4.19%
AIM V.I. Capital Appreciation Fund	142,165	$6.09 to $7.56	1,015,661	0.60% to 1.65%	0.00%	4.82% to 5.88%
AIM V.I. Government Securities Fund	22,289	$12.19 to $12.85	274,617	0.60% to 1.65%	2.63%	0.91% to 1.98%
AIM V.I. International Equity Fund	44,242	$6.97 to $8.28	347,103	0.60% to 1.65%	0.67%	21.85% to 23.40%
Colonial Small Cap Value Fund, Variable Series	41,490	$19.81 to $21.35	869,364	0.60% to 1.65%	3.35%	20.72% to 21.93%
Colonial Strategic Income Fund, Variable Series	37,094	$13.58 to $14.18	513,220	0.60% to 1.65%	14.25%	8.38% to 9.5%
Columbia High Yield Fund, Variable Series	21,765	$9.89 to $10.50	218,719	0.60% to 1.65%	5.36%	5.44% to 6.49%
Dreyfus Stock Index Fund	268,088	$8.79 to $8.80	2,338,458	0.60% to 1.65%	1.87%	8.78% to 10.01%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	110,456	$9.30 to $9.44	1,030,760	0.60% to 1.65%	2.10%	3.40% to 4.38%
Dreyfus Investment Portfolio - Emerging Leaders Fund	63,978	$13.19 to $13.70	870,425	0.60% to 1.65%	10.00%	12.54% to 13.79%
Dreyfus Investment Portfolio - Technology Growth Fund	25,885	$6.00 to $6.45	193,634	0.60% to 1.65%	0.00%	(1.21)% to (.14)%
Dreyfus Socially Responsible Growth Fund	11,687	$5.26 to $6.46	71,856	0.60% to 1.65%	0.40%	4.53% to 5.56%
Franklin Growth and Income Securities Fund	73,183	$11.24 to $12.03	849,182	0.60% to 1.65%	2.75%	8.77% to 9.98%
Franklin Large Cap Growth Securities Fund	174,356	$9.17 to $9.22	1,605,723	0.60% to 1.65%	0.47%	6.13% to 7.33%
Franklin Money Market Fund	86,014	$9.74 to $10.15	851,427	0.60% to 1.65%	0.46%	(1.22)% to (0.20)%
Franklin Strategic Income Securities Fund	31,118	$13.39 to $13.71	417,862	0.60% to 1.65%	3.19%	7.98% to 9.16%
Liberty All-Star Equity Fund, Variable Series	—	$- to $-	—	0.60% to 1.65%	0.00%	0% to 0%
Liberty Asset Allocation Fund, Variable Series	18,280	$9.51 to $10.20	176,432	0.60% to 1.65%	2.32%	8.19% to 9.32%
Liberty Growth and Income Fund, Variable Series	119,454	$10.85 to $11.32	1,317,667	0.60% to 1.65%	2.13%	11.97% to 13.14%
Liberty Money Market Fund	23,923	$10.12 to $11.01	256,319	0.60% to 1.65%	0.88%	(0.78)% to 0.27%
MFS VIT Capital Opportunities Series	27,001	$8.10 to $8.42	220,741	0.60% to 1.65%	0.47%	10.64% to 11.72%
MFS VIT Emerging Growth Series	56,892	$4.39 to $6.05	314,265	0.60% to 1.65%	0.00%	11.14% to 12.24%
MFS VIT Investors Trust Series	60,824	$8.95 to $9.16	548,025	0.60% to 1.65%	0.76%	9.55% to 10.63%
MFS VIT High Income Series	41,072	$12.26 to $12.56	510,298	0.60% to 1.65%	4.37%	7.45% to 8.46%
MFS VIT Research Series	18,719	$7.28 to $8.43	139,363	0.60% to 1.65%	1.04%	13.93% to 15.16%
MFS VIT Utilities Series	21,640	$9.65 to $11.61	218,434	0.60% to 1.65%	1.50%	27.98% to 29.43%
SteinRoe Growth Stock Fund, Variable Series	103,556	$5.04 to $5.94	573,127	0.60% to 1.65%	0.15%	(3.45)% to (2.46)%
Templeton Growth Securities Fund	82,442	$11.72 to $13.01	984,284	0.60% to 1.65%	0.96%	14.12% to 15.35%

24

	At December 31, 2003			For the year or period ended December 31, 2003
		Unit Fair Value		Expenses Ratio*	Investment	Total Return***
Subaccount	Units	lowest to highest	Net Assets	lowest to highest	Income Ratio**	lowest to highest

AIM V.I. New Technology Fund	144	$7.63 to $12.38	$1,096	0.60% to 1.65%	0.00%	23.80% to 51.39%
AIM V.I. Capital Appreciation Fund	122,760	$5.81 to $7.14	824,911	0.60% to 1.65%	0.00%	27.41% to 28.88%
AIM V.I. Government Securities Fund	44,293	$12.08 to $12.60	542,739	0.60% to 1.65%	4.19%	(0.58)% to 0.48%
AIM V.I. International Equity Fund	48,003	$5.72 to $6.71	303,887	0.60% to 1.65%	0.39%	27.11% to 28.30%
Colonial Small Cap Value Fund, Variable Series	38,540	$16.41 to $17.51	663,321	0.60% to 1.65%	3.15%	37.09% to 38.64%
Colonial Strategic Income Fund, Variable Series	7,497	$12.53 to $12.95	94,593	0.60% to 1.65%	7.42%	16.45% to 17.73%
Columbia High Yield Fund, Variable Series	22,233	$9.38 to $9.86	211,202	0.60% to 1.65%	7.37%	13.83% to 15.05%
Dreyfus Stock Index Fund	235,073	$7.99 to $8.09	1,869,617	0.60% to 1.65%	1.53%	26.41% to 27.43%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	65,138	$8.91 to $9.13	583,004	0.60% to 1.65%	1.67%	19.19% to 20.41%
Dreyfus Investment Portfolio - Emerging Leaders Fund	46,553	$11.72to $12.04	558,566	0.60% to 1.65%	0.00%	45.23% to 46.65%
Dreyfus Investment Portfolio - Technology Growth Fund	16,533	$7.34 to $8.24	123,513	0.60% to 1.65%	0.00%	48.47% to 50.10%
Dreyfus Socially Responsible Growth Fund	11,993	$5.74 to $6.11	70,074	0.60% to 1.65%	0.12%	23.97% to 25.20%
Franklin Growth and Income Securities Fund	62,715	$10.22 to $11.06	660,868	0.60% to 1.65%	2.37%	23.71% to 24.94%
Franklin Large Cap Growth Securities Fund	127,086	$8.59 to $8.64	1,093,902	0.60% to 1.65%	0.68%	24.86% to 26.14%
Franklin Money Market Fund	55,580	$9.86 to $10.17	554,241	0.60% to 1.65%	(0.24)%	(1.40)% to (0.29)%
Franklin Strategic Income Securities Fund	21,651	$12.40 to $12.56	269,213	0.60% to 1.65%	2.52%	18.21% to 19.39%
Liberty All-Star Equity Fund, Variable Series	9,492	$8.68 to $9.81	87,467	0.60% to 1.65%	0.20%	38.44% to 39.94%
Liberty Asset Allocation Fund, Variable Series	19,336	$8.79 to $9.33	171,506	0.60% to 1.65%	3.08%	18.30% to 19.62%
Liberty Growth and Income Fund, Variable Series	86,438	$9.59 to $10.11	851,420	0.60% to 1.65%	1.72%	17.69% to 19.13%
Liberty Money Market Fund	22,927	$10.20 to $10.98	243,396	0.60% to 1.65%	0.68%	(0.97)% to 0.00%
MFS VIT Capital Opportunities Series	36,852	$7.25 to $7.61	269,833	0.60% to 1.65%	0.22%	25.16% to 26.75%
MFS VIT Emerging Growth Series	57,604	$3.95 to $5.39	279,234	0.60% to 1.65%	0.00%	28.25% to 29.57%
MFS VIT Investors Trust Series	75,731	$8.17 to $8.28	622,665	0.60% to 1.65%	0.83%	20.15% to 21.41%
MFS VIT High Income Series	29,836	$11.41 to $11.58	343,356	0.60% to 1.65%	3.65%	15.96% to 17.21%
MFS VIT Research Series	19,434	$6.39 to $7.32	126,246	0.60% to 1.65%	0.67%	22.65% to 23.86%
MFS VIT Utilities Series	23,438	$7.54 to $8.97	183,250	0.60% to 1.65%	2.29%	33.69% to 35.09%
SteinRoe Growth Stock Fund, Variable Series	99,957	$5.22 to $6.09	561,049	0.60% to 1.65%	0.39%	23.11% to 24.29%
Templeton Growth Securities Fund	43,461	$10.16 to $11.40	449,280	0.60% to 1.65%	0.14%	29.99% to 31.27%

25

	At December 31, 2002			For the year or period ended December 31, 2002
		Unit Fair Value		Expenses Ratio*	Investment	Total Return***
Subaccount	Units	lowest to highest	Net Assets	lowest to highest	Income Ratio**	lowest to highest

AIM V.I. New Technology Fund	68	$5.04 to $10.00	$343	0.60% to 1.65%	0.00%	(45.45)% to 0.00%
AIM V.I. Capital Appreciation Fund	105,565	$4.56 to $5.54	522,335	0.60% to 1.65%	0.00%	(25.61)% to (24.83)%
AIM V.I. Government Securities Fund	37,071	$12.15 to $12.54	451,949	0.60% to 1.65%	2.08%	7.81% to 8.95%
AIM V.I. International Equity Fund	89,901	$4.50 to $5.23	450,993	0.60% to 1.65%	0.72%	(17.13)% to (16.19)%
Colonial Small Cap Value Fund, Variable Series	30,889	$11.97 to $12.63	382,850	0.60% to 1.65%	4.02%	(7.71)% to (6.79)%
Colonial Strategic Income Fund, Variable Series	7,759	$10.76 to $11.00	83,800	0.60% to 1.65%	7.95%	6.75% to 7.84%
Columbia High Yield Fund, Variable Series	14,167	$8.24 to $8.57	118,219	0.60% to 1.65%	8.54%	(5.40)% to (4.35)%
Dreyfus Stock Index Fund	206,896	$6.27 to $6.40	1,283,323	0.60% to 1.65%	1.51%	(23.72)% to (22.78)%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	47,108	$7.40 to $7.66	349,982	0.60% to 1.65%	1.10%	(18.07)% to (17.23)%
Dreyfus Investment Portfolio - Emerging Leaders Fund	37,161	$8.07 to $8.21	304,398	0.60% to 1.65%	0.00%	(21.19)% to (20.37)%
Dreyfus Investment Portfolio - Technology Growth Fund	13,285	$4.89 to $5.55	66,574	0.60% to 1.65%	0.00%	(40.39)% to (39.78)%
Dreyfus Socially Responsible Growth Fund	10,989	$4.63 to $4.88	51,517	0.60% to 1.65%	0.23%	(30.17)% to (29.38)%
Franklin Growth and Income Securities Fund	34,086	$8.18 to $8.94	300,105	0.60% to 1.65%	0.36%	(17.15)% to (16.19)%
Franklin Large Cap Growth Securities Fund	92,856	$6.81 to $6.92	635,875	0.60% to 1.65%	0.76%	(24.37)% to (23.65)%
Franklin Money Market Fund	40,756	$10.00 to $10.20	409,973	0.60% to 1.65%	1.03%	(0.60)% to 0.49%
Franklin Strategic Income Securities Fund	19,995	$10.49 to $10.52	209,933	0.60% to 1.65%	0.02%	3.05% to 4.16%
Liberty All-Star Equity Fund, Variable Series	9,688	$6.27 to $7.01	63,937	0.60% to 1.65%	0.20%	(27.26)% to (26.44)%
Liberty Asset Allocation Fund, Variable Series	18,185	$7.43 to $7.80	135,758	0.60% to 1.65%	3.23%	(13.10)% to (12.26)%
Liberty Growth and Income Fund, Variable Series	60,175	$8.05 to $8.59	499,789	0.60% to 1.65%	1.35%	(23.17)% to (22.45)%
Liberty Money Market Fund	21,862	$10.30 to $10.98	232,796	0.60% to 1.65%	1.16%	(0.39)% to 0.73%
MFS VIT Capital Opportunities Series	26,619	$5.72 to $6.08	154,915	0.60% to 1.65%	0.04%	(30.83)% to (30.16)%
MFS VIT Emerging Growth Series	53,043	$3.08 to $4.16	198,072	0.60% to 1.65%	0.00%	(35.02)% to (34.18)%
MFS VIT Investors Trust Series	104,199	$6.80 to $6.82	709,756	0.60% to 1.65%	0.48%	(22.29)% to (21.43)%
MFS VIT High Income Series	21,491	$9.84 to $9.88	211,862	0.60% to 1.65%	6.02%	0.92% to 1.96%
MFS VIT Research Series	18,999	$5.21 to $5.91	100,024	0.60% to 1.65%	0.28%	(25.78)% to (25.00)%
MFS VIT Utilities Series	23,700	$5.64 to $6.64	137,965	0.60% to 1.65%	3.51%	(23.99)% to (23.24)%
SteinRoe Growth Stock Fund, Variable Series	89,106	$4.24 to $4.90	410,391	0.60% to 1.65%	0.19%	(31.28)% to (30.50)%
Templeton Growth Securities Fund	1,322	$7.74 to $8.77	11,500	0.60% to 1.65%	1.86%	(19.84)% to (18.95)%

26

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges for the periods indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

As the total return is presented as a range of minimum to maximum values, based on the product group representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

27

Audited Consolidated Financial Statements

Liberty Life Assurance Company of Boston

Years ended December 31, 2006 and 2005

Liberty Life Assurance Company of Boston

Audited Consolidated Financial Statements

Years ended December 31, 2006 and 2005

Report of Independent Registered Public Accounting Firm

The Board of Directors

Liberty Life Assurance Company of Boston

We have audited the accompanying consolidated balance sheets of Liberty Life Assurance Company of Boston and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Liberty Life Assurance Company of Boston and subsidiaries at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

April 17, 2007
Boston, Massachusetts

1

Liberty Life Assurance Company of Boston

Consolidated Balance Sheets

	December 31
	2006	2005
	(In Thousands)
Assets
Investments:
Fixed maturities, available for sale (Cost: 2006 $6,613,974; 2005 $5,732,858)	$6,871,514	$6,111,141
Equity securities, available for sale (Cost: 2006 $1,125; 2005: $1,022)	1,147	1,039
Mortgage loans	65,637	0
Policy loans	85,307	81,304
Short-term investments	22,602	37,395
Other invested assets	113,361	116,009
Total investments	7,159,568	6,346,888

Cash and cash equivalents	342,000	332,450
Amounts recoverable from reinsurers	119,389	110,859
Premiums receivable	25,900	22,486
Investment income due and accrued	81,750	70,377
Due from Parent	2,375	4,134
Deferred policy acquisition costs	252,418	228,446
Other assets	21,938	28,760
Assets held in separate accounts	3,048,773	2,570,079

Total assets	$11,054,111	$9,714,479

Liabilities and Stockholders’ Equity
Liabilities:
Future policy benefits	$3,671,472	$3,032,797
Policyholders’ and beneficiaries’ funds	2,648,621	2,485,014
Policy and contract claims	52,140	50,996
Dividends to policyholders	11,691	11,233
Experience rating refund reserves	12,712	10,284
Liability for participating policies	96,315	93,385
Federal income taxes	9,142	4,592
Deferred federal income taxes	179,874	195,846
Accrued expenses and other liabilities	301,131	237,681
Liabilities related to separate accounts	3,048,773	2,570,079
Total liabilities	10,031,871	8,691,907

Stockholders’ equity:
Common stock, $312.50 par value; 8,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in capital	416,500	416,500
Retained earnings	455,495	397,674
Accumulated other comprehensive income	147,745	205,898
Total stockholders’ equity	1,022,240	1,022,572

Total liabilities and stockholders’ equity	$11,054,111	$9,714,479

See accompanying notes to consolidated financial statements.

2

Liberty Life Assurance Company of Boston

Consolidated Statements of Operations

	Year ended December 31
	2006	2005	2004
	(In Thousands)
Revenues:
Premiums, net	$1,062,916	$591,546	$501,351
Net investment income	418,095	374,280	348,468
Realized capital and other gains on investments	19,763	24,380	30,248
Contractholder charges and assessments	42,849	37,270	32,003
Other revenues	52,722	48,756	36,910
Total revenues	1,596,345	1,076,232	948,980

Benefits and expenses:
Death and other policy benefits	527,696	485,229	458,824
Recoveries from reinsurers on ceded claims	(24,303)	(29,579)	(21,750)
Provision for future policy benefits and other policy liabilities	654,595	211,207	134,774
Interest credited to policyholders	125,065	115,751	118,471
Deferred policy acquisition costs amortization	15,799	12,895	13,658
Deferred policy acquisition costs capitalized	(32,575)	(31,877)	(27,899)
General expenses	198,692	167,701	144,435
Insurance taxes and licenses	17,789	19,664	15,554
Dividends to policyholders	11,393	10,839	11,104
Total benefits and expenses	1,494,151	961,830	847,171

Income before federal income taxes and earnings of participating policies	102,194	114,402	101,809

Federal income tax expense	37,343	40,460	34,053

Income before earnings of participating policies	64,851	73,942	67,756

Earnings of participating policies net of federal income tax benefit of $3,267 in 2006, $3,421 in 2005, $3,863 in 2004	2,930	3,288	4,217

Net income	$61,921	$70,654	$63,539

See accompanying notes to consolidated financial statements.

3

Liberty Life Assurance Company of Boston

Consolidated Statements of Changes in Stockholders’ Equity

(In Thousands)

				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total
Balance at January 1, 2004	$2,500	$131,500	$263,481	$267,258	$664,739

Additional paid-in capital from Parent		185,000			185,000

Comprehensive income (loss):
Net income			63,539		63,539

Other comprehensive income, net of tax:
Change in net unrealized gains on investments				23,087	23,087
Foreign currency translation adjustment				(239)	(239)
Total comprehensive income					86,387

Balance at December 31, 2004	2,500	316,500	327,020	290,106	936,126

Additional paid-in capital from Parent		100,000			100,000

Comprehensive income (loss):
Net income			70,654		70,654

Other comprehensive income, net of tax:
Change in net unrealized gains on investments				(84,208)	(84,208)

Total comprehensive loss					(13,554)

Balance at December 31, 2005	2,500	416,500	397,674	205,898	1,022,572

Dividend to Parent			(4,100)		(4,100)

Comprehensive income (loss):
Net income			61,921		61,921

Other comprehensive income, net of tax:
Change in net unrealized gains on investments				(58,916)	(58,916)
Foreign currency translation adjustment				763	763

Total comprehensive income					3,768

Balance at December 31, 2006	$2,500	$416,500	$455,495	$147,745	$1,022,240

See accompanying notes to consolidated financial statements.

4

Liberty Life Assurance Company of Boston

Consolidated Statements of Cash Flows

	Year ended December 31
	2006	2005	2004
	(In Thousands)

Cash flows from operating activities
Net income	$61,921	$70,654	$63,539

Adjustments to reconcile net income to net cash provided by operating activities:
Realized capital and other gains on investments	(19,763)	(24,380)	(30,248)
Accretion of bond discount	(26,805)	(29,092)	(26,083)
Interest credited to policyholders	125,065	115,751	118,471
Deferred policy acquisition costs amortization	15,799	12,895	13,658
Changes in assets and liabilities:
Amounts recoverable from reinsurers	(8,530)	(14,994)	(31,902)
Premiums receivable	(3,414)	7,116	(4,570)
Investment income due and accrued	(11,373)	(4,996)	(2,972)
Deferred policy acquisition costs capitalized	(32,575)	(31,877)	(27,899)
Other assets	(720)	(3,190)	(757)
Future policy benefits	661,638	223,497	151,862
Policy and contract claims	1,144	7,181	(69)
Dividends to policyholders	458	(250)	(632)
Experience rating refund liabilities	2,428	3,670	3,085
Liability for participating policies	2,930	3,288	4,217
Federal income taxes	4,552	(14,838)	23,934
Deferred federal income taxes	15,692	7,839	35,268
Due from Parent	1,759	2,289	(52,043)
Accrued expenses and other liabilities	2,307	24,835	13,279
Net cash provided by operating activities	792,513	355,398	250,138

Cash flows from investing activities
Proceeds from fixed maturities sold	919,648	568,620	768,210
Proceeds from fixed maturities matured	94,091	83,592	59,535
Cost of fixed maturities acquired	(1,867,645)	(1,113,869)	(1,199,253)
Proceeds from equity securities sold	2,040	1,991	4,284
Cost of equity securities acquired	(405)	(680)	(1,695)
Change in policy loans	(4,003)	(4,720)	(5,343)
Investment cash in transit	7,542	(1,511)	1,425
Foreign currency adjustment	763	0	0
Proceeds from short-term investments sold or matured	14,804	183,257	214,178
Cost of short-term investments acquired	0	(172,766)	(130,220)
Net proceeds from reverse repurchase agreements	0	(30,890)	15,251
Proceeds from other long-term investments sold	91,776	41,067	19,416
Cost of other long-term investments acquired	(137,160)	(69,327)	(27,484)
Net cash used in investing activities	(878,549)	(515,236)	(281,696)

Cash flows from financing activities
Additional paid-in capital	0	100,000	185,000
Dividend to Parent	(4,100)	0	0
Policyholders’ deposits on investment contracts	240,111	264,358	240,959
Policyholders’ withdrawals from investment contracts	(201,569)	(181,303)	(163,083)
Change in securities loaned	61,144	23,120	13,078
Net cash provided by financing activities	95,586	206,175	275,954

Change in cash and cash equivalents	9,550	46,337	244,396
Cash and cash equivalents, beginning of year	332,450	286,113	41,717

Cash and cash equivalents, end of year	$342,000	$332,450	$286,113

See accompanying notes to consolidated financial statements.

5

Liberty Life Assurance Company of Boston

Notes to Consolidated Financial Statements

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies

Organization

Liberty Life Assurance Company of Boston and its subsidiaries (the Company) is domiciled in the Commonwealth of Massachusetts.  The Company is 90% owned by Liberty Mutual Insurance Company and 10% owned by Liberty Mutual Fire Insurance Company.  Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company are both wholly owned by Liberty Mutual Group, Inc. (Liberty Mutual). Liberty Mutual Group, Inc. is wholly owned by LMHC Massachusetts Holdings Inc., which is wholly owned by Liberty Mutual Holding Company Inc.

The Company insures life, annuity and accident and health risks for groups and individuals.  The Company also issues structured settlement contracts and administers separate account contracts.  The Company is licensed and sells its products in all 50 states, the District of Columbia, Canada and Puerto Rico.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes.  Actual results could differ from those estimates.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries.  All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

6

Recent Accounting Pronouncements

In January 2003, the FASB issued interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” (FIN 46).  FIN 46 requires certain variable interest entities (VIEs) to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or the entity does not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

FIN 46 was revised in late 2003 and is effective in 2004 for the Company for all new VIEs created or acquired after December 31, 2003.  For VIEs created or acquired by the Company prior to December 31, 2003, the provisions of FIN 46 were applied in 2006.  There was no material impact on the Company’s financial statements as a result of adoption of FIN 46.

The Company’s exposure to investment structures subject to analysis under FIN 46(R), relate primarily to investments in private equity and real estate limited partnerships that are accounted for under the equity method.  The Company is not the primary beneficiary of any VIEs and does not consolidate.  The Company has investments n 24 VIEs for which it is not the primary beneficiary at December 31, 2006.  The Company’s investments in VIEs were $19 million and $13 million at December 31, 2006 and 2005, respectively.  The Company’s maximum exposure to losses from VIEs is $49 million and $30 million as of December 31, 2006 and 2005, respectively.  In addition to the VIEs disclosed above, the Company has investments in 5 additional VIEs at December 31, 2006 which are part of the Company’s un-guaranteed Separate Accounts.  The Company’s investments in VIEs were $106 million and $65 million at December 31, 2006 and 2005, respectively.  The Separate Accounts maximum exposure to losses from VIEs is $147 million and $157 million as of December 31, 2006 and 2005, respectively, and there is no recourse provision to the general credit of the Company beyond the full amount of the Company’s loss exposure.

Effective January 1, 2006, the Company adopted Financial Accounting Standards Board (FASB) Statement of Position No. FAS 115-1 and FAS 124-1, “Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments” (“FSP FAS 115-1 and FAS 124-1”), which provides guidance on determining whether investment impairment is other-than-temporary regardless of the intent to sell and when a security is impaired due to fluctuations in interest rates.  The adoption of the statement did not have a material impact on the Company’s consolidated financial statements.

7

Future Adoption of New Accounting Standards

In September 2005, the Accounting Standards Executive Committee (“AcSec”) issued Statement of Position No.  05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”).  This SOP provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” (“FAS 97”).  As defined by the SOP, an internal replacement is a modification in product benefits, features, rights, or coverage that occurs by exchange of a contract for a new contract, or by amendment, endorsement, rider, or by election of a feature or coverage within an existing contract.  The guidance in this SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged.  This statement is effective for the Company on January 1, 2007 and its adoption is not expected to materially impact the Company’s financial position or results of operations.

In June 2006, the FASB issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statements No. 109” (“FIN 48”).  The interpretation requires companies to recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The amount recognized would be the amount that represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized.  A liability would be recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.  FIN 48 will require a tabular reconciliation of the change in the aggregate unrecognized tax benefits claimed, or expected to be claimed, in tax returns and disclosures relating to accrued interest and penalties for unrecognized tax benefits.  Discussion will also be required for those uncertain tax positions where it is reasonably possible that the estimate of the tax benefit will change significantly in the next 12 months.  The Company is required to adopt FIN 48 effective January 1, 2007.  Adoption of FIN 48 is not expected to have a material impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”).  This statement defines fair value, establishes a framework for measuring the fair value under the accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements.  SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards.  The statement established a fair value hierarchy

8

that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Levels 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset and liability.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about the risk).  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.  The Company is required to adopt SFAS 157 effective January 1, 2008.  The Company is in the process of evaluating the impact of adoption.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of SFAS 115” (“SFAS 159”).  SFAS 159 permits all entities to chose, at specified election dates, to measure eligible items at fair value (the “fair value option”).  An entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date eliminating complex hedge accounting provisions.  The decision about whether to elect the fair value option is applied on an instrument by instrument basis and is irrevocable unless a new election date occurs and is applied only to an entire instrument.  SFAS 159 also provides guidance on disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.  SFAS 159 is effective for the Company on January 1, 2008.  The Company is in the process of evaluating the impact of adoption.

Investments

Fixed maturity and equity securities are classified as available for sale and are carried at fair value.  Unrealized gains and losses on fixed maturity and equity securities are reflected in accumulated other comprehensive income, net of applicable deferred income taxes.  The cost of fixed maturity and equity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of realized capital and other gains (losses) on investments.

9

For the mortgage-backed bond fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the security.  When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income using the retrospective method.

Cash and cash equivalents include cash and all highly liquid investments with maturities of three months or less at the date of acquisition.  The company’s cash and cash equivalents are carried at cost that approximates fair value.

Short-term investments include investments with maturities between three months and one year at the date of acquisition are considered available for sale, and are carried at amortized cost that approximates fair value.

Mortgage loans are stated at amortized cost less a valuation allowance for potentially uncollectible amounts.

Other invested assets, principally investments in limited partnerships, are accounted for using the equity method, unless the investment is so minor that the company has no influence over the partnership’s operating and finance policies.  Investments in excess of three percent of a limited partnership are considered more than minor.  If the private equity is considered minor, the investment is accounted for using the cost method.

Recognition of unrealized gains and losses of private equity investments accounted for the equity method are recorded based on by the underlying equity with the change in value included in the ‘Realized capital and other gains on the investments’ line within the Statement of Operations or Stockholder’s Equity.

Policy loans are reported at unpaid loan balances that approximate fair value.

Realized gains and losses on sales of investments are recognized in income using the specific identification method.  Unrealized losses that are other-than-temporary are recognized as realized losses.  The Company reviews fixed income and public equity securities for impairment on a quarterly basis and private equity and co-investment securities on a semi-annual basis.  Securities are reviewed for both quantitative and qualitative considerations including, but not limited to,

10

(1) the extent of the decline in fair value below book value, (2) the duration of the decline, (3) significant adverse changes in the financial condition or near term prospects for the investment or issuer, (4) significant changes in the business climate or credit ratings of the issuer, (5) the intent and ability of the company to hold its investment for a period sufficient to allow for any anticipated recovery, (6) general market conditions and volatility, (7) industry factors, and (8) the past impairment history of the security holding or the issuer.  All mortgage backed securities and asset backed securities that represent beneficial interests in securitized assets, other than high credit quality securities are adjusted using the prospective method when there is a change in estimated future cash flows.  If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value.  If high credit quality securities are adjusted, the retrospective method is used.  In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business.  Such costs include commissions, certain costs of policy underwriting and variable agency expenses.  Acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment, mortality and expense margins.  Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities the Company has designated as available for sale.  This adjustment, net of tax, is included with the net unrealized gains or losses that are reflected in accumulated other comprehensive income.

11

Recognition of Traditional Life Premium Revenue and Related Expenses

Premiums on traditional life insurance policies are recognized as revenue when due.  Benefits and expenses are associated with premiums so as to result in the recognition of profits over the life of the policies.  This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.

Recognition of Universal Life Revenue and Policy Account Balances

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders’ account balances.  Included in such assessments are mortality charges, surrender charges and administrative fees.  Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals.  Credited interest rates were between 3.50% and 6.25%, 3.50% and 7.00%, and 3.50% and 8.00% in 2006, 2005 and 2004, respectively.

The Company writes certain annuity and structured settlement contracts without mortality risk which are accounted for as investment contracts.  Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract.  This method of computing the liability for future policy benefits effectively results in recognition of profits over the benefit period.  Policy account balances consist of consideration received plus credited interest less policyholder withdrawals.  Credited interest rates for deferred annuity contracts were between 2.75% and 6.90% for each of the years ended 2006, 2005 and 2004.  Credited interest rates for structured settlement and other immediate annuity contracts were between 1% and 12% for each of the years ended 2006, 2005 and 2004.

Future Policy Benefits

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience.  Interest rate assumptions were between 4.50% and 10.25% for all years of issue.

Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issues prior to 1986, the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues, the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993-1998 issues and the 1975-1980

12

Select and Ultimate Basic Tables for 1999 and subsequent issues.  Withdrawal assumptions generally are based on the Company’s experience.

The liability for future policy benefits with respect to structured settlement contracts with life contingencies and single premium group annuities (group pension) is determined based on interest crediting rates between 1% and 12%.  The mortality assumptions for the group pension business are based on the 1971 GAM Tables.  The structured settlement and other immediate annuity business mortality assumptions for issues through 1999 are based on the 1971 IAM Tables.  Mortality assumptions for issues from 2000 to present are based on either the Annuity 2000 Table or an experience adjusted Annuity 2000 Table. Future policy benefits for long-term disability cases are computed using the 1987 Commissioners’ Group Disability Table adjusted for the Company’s experience.

Policy and Contract Claims

Policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company’s past experience.  Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled.  Such differences represent changes in estimates and are recorded in the statement of operations in the year the claims are settled.

Reinsurance

All assets and liabilities related to reinsurance ceded contracts are reported on a gross basis in the balance sheets.  The statements of operations reflect premiums, benefits and settlement expenses net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

13

Federal Income Taxes

Income taxes have been provided using the liability method in accordance with SFAS No. 109, Accounting for Income Taxes.  Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Participating Policies

Participating policies approximate 14%, 15% and 14% of ordinary life insurance in force at December 31, 2006, 2005 and 2004, respectively, and 25%, 23% and 20% of ordinary insurance premium revenue in 2006, 2005 and 2004, respectively.  Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders.  As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders.  Undistributed earnings of the participating block of business is represented by the liability for participating policies in the consolidated balance sheets.  The payment of dividends to stockholders is further restricted by insurance laws of the Commonwealth of Massachusetts.

Foreign Currency Translation

The Company enters into certain transactions that are denominated in a currency other than the U.S. dollar.  Functional currencies are assigned to foreign currencies.  These amounts are accumulated and then converted to U.S. dollars.  The unrealized gain or loss from the translation is reflected in accumulated other comprehensive income, net of deferred federal income taxes.  The translations are calculated using current exchange rates for the balance sheet and average exchange rates for the statement of operations.

14

Separate Accounts

Separate account assets and liabilities reported in the consolidated balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk.  Separate account contract holders have no claim against the assets of the general account of the Company.  Separate account assets are reported at fair value.  The operations of the separate accounts are not included in the consolidated financial statements.  Fees charged on separate account policyholder deposits are included in other income.

2.  Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of investments in fixed maturities available for sale are summarized below:

	December 31, 2006
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$446,978	$103,505	$(765)	$549,718

Debt securities issued by states and municipalities	94,579	5,254	(646)	99,187
Corporate securities	4,057,989	170,398	(55,187)	4,173,200
U.S. government guaranteed mortgage-backed securities	2,014,428	58,147	(23,166)	2,049,409

Total fixed maturities available for sale	$6,613,974	$337,304	$(79,764)	$6,871,514

15

	December 31, 2005
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$145,878	$31,300	$(120)	$177,058

Debt securities issued by states and municipalities	97,836	8,292	(171)	105,957
Corporate securities	3,643,221	327,621	(40,700)	3,930,142
U.S. government guaranteed mortgage-backed securities	1,845,923	70,393	(18,332)	1,897,984

Total fixed maturities available for sale	$5,732,858	$437,606	$(59,323)	$6,111,141

The amortized cost and fair value of the Company’s investment in fixed maturities available for sale by contractual maturity are summarized below:

	December 31, 2006
	Amortized	Fair
	Cost	Value

Maturity in one year or less	$101,199	$101,934
Maturity after one year through five years	650,910	672,835
Maturity after five years through ten years	1,268,609	1,300,291
Maturity after ten years	2,578,828	2,747,045
U.S. government guaranteed mortgage-backed securities	2,014,428	2,049,409

Total fixed maturities available for sale	$6,613,974	$6,871,514

16

The expected maturities in the foregoing table may differ from the contractual maturities because certain eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

At December 31, 2006, bonds with a carrying value of $9,102 were on deposit with state insurance departments to satisfy regulatory requirements.

Equity Securities and Other Invested Assets

The cost, gross unrealized gains and losses, and fair value of the Company’s investments in equity securities and other invested assets are summarized below:

	December 31, 2006
		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Equity securities	$1,125	$23	$(1)	$1,147
Other invested assets	101,794	18,938	(7,371)	113,361

Total	$102,918	$18,962	$(7,372)	$114,508

	December 31, 2005
		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Equity Securities	$1,022	$18	$(1)	$1,039
Other invested assets	105,857	14,815	(4,663)	116,009

Total	$106,879	$14,833	$(4,664)	$117,048

17

Net Investment Income

Major categories of the Company’s net investment income are summarized below:

	Year ended December 31
	2006	2005	2004
Investment income:
Fixed maturities	$402,400	$364,393	$345,526
Policy loans	4,712	4,513	4,387
Short-term investments and cash equivalents	11,411	8,221	2,146
Other invested assets	4,173	3,377	1,407
Gross investment income	422,696	380,504	353,466

Less investment expenses	4,601	6,224	4,998

Net investment income	$418,095	$374,280	$348,468

Realized Capital and Other Gains on Investments

Realized capital and other gains on investments were derived from the following sources:

	Year ended December 31
	2006	2005	2004

Fixed maturities:
Gross realized gains	$15,767	$17,019	$25,817
Gross realized losses	15,350	8,508	6,291

Net realized gains and losses on other invested assets	19,346	15,869	10,722
Net realized capital and other gains on investments	$19,763	$24,380	$30,248

18

Concentration of Investments

During the years ended December 31, 2006, 2005 and 2004 other-than-temporary impairments recognized were $9,965, $2,528 and $1,132, respectively.

There were no investments in a single entity’s fixed maturities in excess of ten percent of stockholders’ equity at December 31, 2006 and 2005.

The following tables show a schedule of the Company’s unrealized losses and fair value by security type by duration that individual securities have been in continuous unrealized loss position at December 31, 2006, and 2005, that are not deemed to be other-than-temporarily impaired.

	Year Ended December 31, 2006
	Less Than 12 Months		Greater Than 12 Months
		Fair Value of		Fair Value of
		Instruments		Instruments
		with		with
	Unrealized	Unrealized	Unrealized	Unrealized
	Losses	Losses	Losses	Losses
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$585	$50,479	$180	$5,218
Debt securities issued by states and municipalities	268	20,340	378	6,636
Corporate fixed maturity securities	12,555	773,386	42,632	773,438
U.S. government guaranteed mortgage-backed securities	3,017	326,540	20,149	627,193
Equity securities	0	1	1	3
Total	$16,425	$1,170,746	$63,340	$1,412,488

19

	Year Ended December 31, 2005
	Less Than 12 Months		Greater Than 12 Months
		Fair Value of		Fair Value of
		Instruments		Instruments
		with		with
	Unrealized	Unrealized	Unrealized	Unrealized
	Losses	Losses	Losses	Losses
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$120	$5,293	$0	$0
Debt securities issued by states and municipalities	86	5,267	85	1,374
Corporate fixed maturity securities	35,829	958,073	4,871	68,388
U.S. government guaranteed mortgage-backed securities	10,305	617,409	8,027	125,728
Equity securities	1	2	0	1
Total	$46,341	$1,586,044	$12,983	$195,491

There were $73 million, or approximately 91%, of the unrealized losses as of December 31, 2006 on securities where the market value of the security is 10% or less below the book value for the security.  The increase in unrealized losses is indicative of the increase in long term interest rates from December 31, 2005 to December 31, 2006.  The unrealized losses as of December 31, 2006 involve approximately 1,353 lots across more than approximately 420 different securities within the holdings of the Company.

The Company employs a systematic methodology to evaluate declines in fair value below the book value for equity securities and other investments.  The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below carrying value is evaluated in a disciplined manner.  Based on that evaluation and the Company’s ability and intent to hold these investments for a reasonable period for time sufficient for a recovery of fair value, the Company views the decline in market value of these investments as being temporary in accordance with the Company’s impairment policy.

20

In December 2006, the Company acquired $66,000 in participation certificates in commercial mortgage loans as a result of a distribution of assets in the dissolution of a limited partnership investment.  The loans received from the partnership were originated and underwritten by the general partner, who is a third party commercial loan manager that continues to originate and underwrite commercial mortgage loans in which the Company participates.  The Company’s participation in any one commercial mortgage loan acquired does not exceed 49% of the loan value.

3.  Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The Company cedes business to reinsurers to share risks under life, health, and annuity contracts for the purpose of providing the Company with increased capacity to write larger risks and maintain its exposure to loss within capital resources.  The effect of reinsurance assumed and ceded on premiums was as follows:

	Year ended December 31, 2006
		Assumed	Ceded to
	Direct	From Other	Other	Net
	Amount	Companies	Companies	Amount

Individual Life and Annuity	$696,468	$151	$34,864	$661,755
Group Life and Disability	412,681	0	11,543	401,138
Group Pension and Other	25	0	2	23

Total premiums	$1,109,174	$151	$46,409	$1,062,916

21

	Year ended December 31, 2005
		Assumed	Ceded to
	Direct	From Other	Other	Net
	Amount	Companies	Companies	Amount

Individual Life and Annuity	$282,106	$128	$33,641	$248,593
Group Life and Disability	361,583	0	18,406	343,177
Group Pension and Other	362	(579)	6	(224)

Total premiums	$644,051	$(451)	$52,053	$591,546

	Year ended December 31, 2004
		Assumed	Ceded to
	Direct	From Other	Other	Net
	Amount	Companies	Companies	Amount

Individual Life and Annuity	$192,262	$217	$25,981	$166,498
Group Life and Disability	350,526	1	15,691	334,836
Group Pension and Other	20	0	3	17

Total premiums	$542,808	$218	$41,675	$501,351

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.

The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.  To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

22

4.  Federal Income Taxes

The Company is included in a consolidated federal income tax return with Liberty Mutual and its other subsidiaries.  Under a written tax sharing agreement, approved by the Board of Directors, Liberty Mutual collects from and refunds to the subsidiaries the amount of taxes or benefits determined as if Liberty Mutual and the subsidiaries filed separate returns.

Federal income tax expense attributable to income from operations was composed of the following:

	Year ended December 31
	2006	2005	2004

Current	$21,652	$32,621	$(1,216)
Deferred	15,691	7,839	35,269

Federal income tax expense	$37,343	$40,460	$34,053

A reconciliation of federal income tax expense as recorded in the consolidated statements of operations with expected federal income tax expense computed at the applicable federal income tax rate of 35% is summarized below:

	Year ended December 31
	2006	2005	2004

Expected income tax expense	$35,768	$40,041	$35,633
Adjustments to income taxes resulting from:
Reconciliation of prior year tax return	0	0	162
Other, net	1,575	419	(1,742)

Federal income tax expense	$37,343	$40,460	$34,053

The Company made tax payments of $17,102, $47,457 and $10,563 during 2006, 2005 and 2004, respectively.

23

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are summarized below:

	December 31
	2006	2005
Deferred tax assets:
Dividends to policyholders	$2,730	$2,571
Unearned interest on policy loans	103	103
Unearned group premium adjustment	70	66
Unrealized loss on other long-term investments	17,884	16,029
Other	169	356

Total deferred tax assets	20,956	19,126

Deferred tax liabilities:
Future policy benefits	(63,581)	(50,071)
Deferred acquisition costs	(45,820)	(44,001)
Bonds purchased at market discount	(2,594)	(3,575)
Bonds market valuation adjustment	(78,144)	(109,807)
Loss on other long term investments	(9,213)	(6,923)
Due and uncollected premium adjustment	(437)	(585)
Other	(1,041)	(10)

Total deferred tax liabilities	(200,830)	(214,972)

Net deferred tax liability	(179,874)	$(195,846)

In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no valuation allowance has been established.

Prior to 1984, a portion of the Company’s income was not taxed, but was accumulated in a “policyholders’ surplus account” (PSA). In the event that those amounts are distributed to stockholders’, or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates.  The American Job Creations Act of 2004 was passed on October 22, 2004. This Act allows for the PSA to be distributed without being subjected to tax, however, the distributions must be made during the 2005 or 2006 tax years.  The Company made a distribution of $4,100 in 2006.  The current balance in the PSA is $0.

24

5.  Unpaid Claims Liability for Group Accident and Health Business

The following table provides a reconciliation of the beginning and ending balances of unpaid claim liabilities for Group Accident and Health Business, principally included in future policy benefits, net of reinsurance recoverables:

	Year ended December 31
	2006	2005

Unpaid claim liabilities, at beginning of year	$774,898	$737,401
Less reinsurance recoverables	33,550	35,803
Net balance at beginning of year	741,348	701,598

Claims incurred related to:
Current year	299,512	253,576
Prior years - incurred	(47,836)	(40,482)
Prior years - interest	32,472	31,520
Total incurred	284,148	244,614

Claims paid related to:
Current year	77,231	62,500
Prior years	146,389	142,364
Total paid	223,620	204,864

Net balance at end of year	801,876	741,348
Add reinsurance recoverables	30,117	33,550

Unpaid claim liabilities, at end of year	$831,993	$774,898

The favorable development in 2006 and 2005 related to claims incurred in prior years resulted from the Company’s actual experience being better than expected.  Interest accrued on prior year reserves has been calculated and accumulated monthly on the opening reserve balance using the discount rate specific to each yearly reserve block.

25

6.  Risk-Based Capital and Retained Earnings

Life insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the National Association of Insurance Commissioners (NAIC).  Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it.  At December 31, 2006, the Company exceeds the RBC requirements.

The payment of dividends by the Company to stockholders is limited and cannot be made except from earned profits.  The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Commonwealth of Massachusetts Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations.

According to a resolution voted by the Board of Directors of the Company, not more than the larger of 10% of statutory profits on participating business or fifty cents per thousand dollars of participating business in force in a given year may accrue to the benefit of stockholders.  The amount of statutory unassigned (deficit) surplus held for the benefit of participating policyholders and stockholders was $(36,541) and $485,864, respectively, at December 31, 2006.  Dividends paid to policyholders were $10,935 and $11,090 in 2006 and 2005, respectively. Dividends paid to stockholders were $4,100 and $0 in 2006 and 2005, respectively.

7.  Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts.  Those actions are considered by the Company in estimating reserves for policy and contract liabilities.  The Company’s management believes that the resolution of those actions will not have a material effect on the Company’s consolidated financial position or results of operations.

The Company is subject to insurance guaranty fund laws in the states in which it does business.  These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies.  Many states allow these assessments to be credited against future premium taxes.  The Company recognizes its obligations for guaranty fund assessments at the time the events occur on which assessments are expected to be based.  Expenses incurred for guaranty fund assessments included in ‘Insurance taxes and licenses’ line in the Statement of Operations were $48, $(11) and $102 in 2006, 2005 and 2004, respectively.

26

8.  Separate Accounts

Separate accounts held by the Company primarily represent funds that are administered for pension plans.  The assets consist of common stock, long-term bonds, real estate and short-term investments which are carried at estimated fair value.  Investment income and changes in asset values do not affect the operating results of the Company.  Separate accounts business is maintained independently from the general account of the Company.  The Company provides administrative services for these contracts.  Fees earned by the Company related to these contracts included in other revenues were $5,463, $6,516, and $2,597 for the years ended December 31, 2006, 2005, and 2004, respectively.

9.  Benefit Plans

Significant benefit plans are sponsored by Liberty Mutual and the associated costs are shared by members of the Liberty Companies.  Liberty Mutual’s sponsored plans are summarized as follows:

(a) Pension Plan

Liberty Mutual sponsors noncontributory defined benefit pension plans (the Plans) covering U.S. employees who have attained age 21 and have completed one year of service and Canadian employees who have completed one year of service.  The benefits are based on years of service and the employee’s “final average compensation” which is the employee’s average annual compensation for the highest five consecutive calendar years during the ten years immediately preceding retirement.

Under an intercompany expense allocation, there was no pension expense charged to the Company in 2006, 2005 and 2004.

(b) Postretirement Benefits

Liberty Mutual provides certain health care and life insurance benefits (postretirement) for retired employees.  Substantially all employees may become eligible for these benefits if they reach retirement age and have ten years of service working for the Liberty Companies.  Alternatively, retirees may elect certain prepaid health care benefit plans.  Life insurance benefits are based upon a participant’s final compensation subject to the plan maximum.

27

Under an intercompany expense allocation, $1,489, $1,316 and $1,399 of postretirement expense was charged to the Company in 2006, 2005 and 2004, respectively.

 (c) Thrift-Incentive Plan

Liberty Mutual sponsors a defined contribution savings plan for all employees of the Liberty Companies who meet certain eligibility requirements.  During 2006, 2005 and 2004 employees were permitted to contribute a percentage of their annual compensation on a combined before-tax and after-tax basis, subject to certain limitations imposed by the Tax Reform Act of 1986.  In 2006, 2005 and 2004 Liberty Mutual matched a percentage of contributions made by employees.  Under the intercompany pooling arrangement, the Company’s expense related to the Thrift-Incentive Plan is borne by Liberty Mutual.

10.  Related-Party Transactions

Under a Service Agreement between the Company and Liberty Mutual, Liberty Mutual provides the Company with personnel, office space, equipment, computer processing and other services.  The Company reimburses Liberty Mutual for these services at cost, and for any other special services supplied at the Company’s request.  Substantially all of the Company’s general expenses incurred in 2006, 2005 and 2004 related to this agreement.

The Company holds assets in its separate accounts supporting the Liberty Mutual Pension Plan.  The value of the plan assets as of December 31, 2006 and 2005 that were held in the separate accounts of the Company totaled $2,891,459 and $2,451,784 respectively.

The Company insures the group term life and disability risks for Liberty Mutual employees.  Premiums associated with these policies amounted to $27,540 $38,270 and $20,817 in 2006, 2005 and 2004, respectively.

The Company insures key officers of the Liberty Mutual Group under an Optional Life Insurance Plan.  Premiums associated with this plan amounted to $22,624, $20,803 and $18,696 in 2006, 2005 and 2004, respectively.

Liberty Mutual purchases structured settlement annuity contracts, with and without life contingencies, from the Company.  Premiums under these contracts amounted to $170,438, $134,369 and $112,064 in 2006, 2005 and 2004, respectively.  The related policy and contract

28

reserves with respect to all structured settlement annuity contracts purchased by Liberty Mutual amounted to $1,626,221 and $1,492,735 at December 31, 2006 and 2005, respectively.

The financial statements have been prepared from the records maintained by the Company, and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation.

11.  Deferred Policy Acquisition Costs

Details with respect to deferred policy acquisition costs are summarized below:

	Year ended December 31
	2006	2005

Balance, beginning of year	$228,446	$188,976
Additions	32,575	31,877
Amortization	(15,799)	(12,895)
Valuation adjustment for unrealized gains on fixed maturities	7,196	20,488

Balance, end of year	$252,418	$228,446

12.  Statutory Financial Information

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.  Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC.  Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above.  The Company has not obtained any permitted accounting practices.

Statutory net (loss) income and capital and surplus are as follows:

	2006	2005	2004

Statutory net income (loss)	$12,915	$38,489	$(20,330)
Statutory capital and surplus	449,323	431,685	302,619

29

13. Stockholders’ Equity

The components of accumulated other comprehensive income are as follows:

	Net	Foreign	Accumulated
	Unrealized	Currency	Other
	Gains	Translation	Comprehensive
	(Losses)	Adjustment	Income (Loss)
Balance at January 1, 2004	$265,032	$2,226	267,258
Unrealized investment gains (net of deferred income tax expense of $18,207)	33,793		33,973
Less reclassification adjustment for investment gains, realized in net income (net of tax expense of $8,426)	(15,648)		(15,648)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $578)	1,073		1,073
Adjustment for pension loss reserve (net of deferred income tax expense of $2,083)	3,869		3,869
Net unrealized gains	23,087		23,087
Foreign currency translation adjustment		(239)	(239)
Balance at December 31, 2004	288,119	1,987	290,106
Unrealized investment losses (net of deferred income tax benefit of $48,943)	(90,890)		(90,890)
Less reclassification adjustment for investment gains, realized in net income (net of tax expenses of $3,234)	(6,006)		(6,006)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $7,171)	13,318		13,318
Adjustment for pension loss reserve (net of deferred income tax benefit of $339)	(630)		(630)
Net unrealized losses	(84,208)		(84,208)
Foreign currency translation adjustment
Balance at December 31, 2005	203,911	1,987	205,898
Unrealized investment losses (net of deferred income tax benefit of $41,464)	(77,117)		(77,117)
Less reclassification adjustment for investment gains, realized in net income (net of tax expenses of $755)	(1,402)		(1,402)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $2,519)	4,677		4,677
Adjustment for pension loss reserve (net of deferred income tax expense of $8,037)	14,926		14,926
Net unrealized losses	(58,916)		(58,916)
Foreign currency translation adjustment		763	763
Balance at December 31, 2006	144,995	2,750	147,745

30

Net unrealized investment gains, included in the consolidated balance sheets as a component of stockholders’ equity are summarized below:

	December 31
	2006	2005	2004

Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$257,540	$378,283	$527,377
Equity investments and other	22	17	(4)

Total	257,562	378,300	527,373

Amounts of unrealized investment losses attributable to:
Deferred policy acquisition costs	684	(6,512)	(27,001)
Loss reserve	(35,107)	(58,070)	(57,101)
Deferred federal income taxes	(78,144)	(109,807)	(155,152)

Total	(112,567)	(174,389)	(239,254)

Net unrealized investment gains	$144,995	$203,911	$288,119

14.  Segment Information

The Company’s business is organized in three principal segments: Individual Life and Annuity, Group Life and Disability, and Group Pension and Other.  In the Individual Life and Annuity segment, the Company sells a variety of individual products, including participating whole life, term insurance, universal life, structured settlements, and immediate and deferred annuity contracts. These products are sold through a combination of distribution channels, including Liberty Mutual personal markets agents, direct marketers, and banks.  In the Group Life and Disability segment, the Company sells group life and long-term and short-term disability products to corporate and organizational customers through the Company’s group market agency force.  The Group Pension and Other segment is a closed block of active pension customers, as well as international customer life and disability products.

31

The accounting policies of the segments are the same as those described in Note 1.  The Company evaluates performance based on income before federal income taxes and earnings of participating policies of the segments.

The following table summarizes selected financial information by segment:

	Year ended December 31
	2006	2005	2004
Revenues:
Individual Life and Annuity	$1,047,584	$596,947	$500,166
Group Life and Disability	495,452	432,707	418,695
Group Pension and Other	53,309	46,578	30,119

Total revenues	$1,596,345	$1,076,232	$948,980

Income before federal income taxes and earnings of participating policies:
Individual Life and Annuity	$43,656	$66,161	$71,180
Group Life and Disability	32,740	29,277	27,833
Group Pension and Other	25,798	18,964	2,796

Total income before federal income taxes and earnings of participating policies	$102,194	$114,402	$101,809

	December 31
	2006	2005
Assets:
Individual Life and Annuity	$5,905,640	$5,077,098
Group Life and Disability	1,168,137	1,083,145
Group Pension and Other	3,980,334	3,554,236

Total assets	$11,054,111	$9,714,479

32

	Year ended December 31
	2006	2005	2004
Net investment income:
Individual Life and Annuity	$329,717	$294,134	$277,599
Group Life and Disability	60,043	58,387	57,975
Group Pension and Other	28,335	21,759	12,894

Total net investment income	$418,095	$374,280	$348,468

Deferred acquisition cost amortization:
Individual Life and Annuity	$(15,799)	$(12,895)	$(13,527)
Group Life and Disability	0	0	(130)
Group Pension and Other	0	0	0

Total deferred acquisition cost amortization	$(15,799)	$(12,895)	$(13,657)

Equity in net income of investees accounted for by the equity method:
Individual Life and Annuity	0	0	0
Group Life and Disability	0	0	0
Group Pension and Other	$8,791	$3,574	$2,284

Total equity in net income of investees accounted for by the equity method	$8,791	$3,574	$2,284

Income Tax Expense:
Individual Life and Annuity	$15,279	$23,155	$24,454
Group Life and Disability	11,459	10,247	9,632
Group Pension and Other	10,605	7,058	(33)

Income Tax Expense	$37,343	$40,460	$34,053

33

15.  Fair Value of Financial Instruments

The following methods and assumptions were used by the Company in estimating the “fair value” disclosures for financial instruments in the consolidated financial statements and notes thereto:

Fixed maturities

Fair values for publicly-traded fixed maturities are determined using values reported by an independent pricing service.  Fair values of private placement fixed maturities are determined by obtaining market indications from various broker-dealers.

Equity securities

The fair values for equity securities are based upon quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage loans

The fair value of commercial mortgage loans were estimated using option adjusted valuation discount rates.

Policy loans

The carrying amounts reported in the consolidated balance sheets for these financial instruments approximate their fair values.

Short-term investments

The carrying amounts reported in the consolidated balance sheets for these financial instruments approximate their fair values.

Other invested assets

The fair values of other invested assets are based on the fair value of the underlying funds.

34

Individual and group annuities

The fair values for the Company’s liabilities under investment-type insurance contracts, including individual and group annuities, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.  Fair values for deferred annuity contracts are equal to current net surrender value.

Additional data with respect to fair values of the Company’s investments is disclosed in Note 2.

The carrying amount and fair value of the Company’s financial instruments are summarized below:

	December 31, 2006		December 31, 2005
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

Fixed maturities	$6,871,514	$6,871,514	$6,111,141	$6,111,141
Equity securities	1,147	1,147	1,039	1,039
Mortgage Loans	65,637	63,914	0	0
Policy loans	85,307	85,307	81,304	81,304
Short-term investments	22,602	22,602	37,395	37,395
Other invested assets	113,361	113,361	116,009	116,009
Individual and group annuities	937,759	998,548	923,363	1,045,802

35

PART C

OTHER INFORMATION

ITEM 26 — EXHIBITS

1. Board of Directors Resolutions.

(a) Resolution of the Board of Directors of Liberty Life Assurance Company of Boston authorizing establishment of LLAC Variable Account (3).

2. Custodian Agreements. Not applicable.

3. Underwriting Contracts.

(a) Distribution Agreement (5)
(b) Form of Broker-Dealer and General Agent Sales Agreement (15)

(c) Schedule of Sales Commission (3)

4. Contracts.

(a) Specimen Single Life Contract (5)
(i) Specimen Single Life Contract (6)
(ii)Specimen Single Life Contract (8)

(b) Specimen Survivorship Agreement (1)
(i) Specimen Survivorship Agreement (6)
(ii)Specimen Survivorship Agreement (8)

(c) Specimen Extended Maturity Benefit Agreement (4)

(d) Specimen Group Contract (individual coverage) (5)
(i) Specimen Group Contract (individual coverage) (6)
(ii)Specimen Group Contract (individual coverage) (8)

(e) Specimen Certificate (individual coverage) (5)
(i) Specimen Certificate (individual coverage) (6)
(ii)Specimen Certificate (individual coverage) (8)

(f) Specimen Group Contract (joint and last survivor coverage) (5)
(i) Specimen Group Contract (joint and last survivor coverage) (6)
(ii)Specimen Group Contract (joint and last survivor coverage) (8)

(g) Specimen Certificate (joint and last survivor coverage) (5)
(i) Specimen Certificate (joint and last survivor coverage) (6)
(ii)Specimen Certificate (joint and last survivor coverage) (8)

(h) Specimen Last Survivor Death Benefit Agreement (for Group Contract) (4)
(i)  Specimen Last Survivor Death Benefit Agreement (for Group Contract) (6)
(ii)Specimen Last Survivor Death Benefit Agreement (for Group Contract) (8)

(i) Specimen Last Survivor Death Benefit Agreement (for Certificate) (4)
(i) Specimen Last Survivor Death Benefit Agreement (for Certificate) (6)
(ii)Specimen Last Survivor Death Benefit Agreement (for Certificate) (8)

5. Applications.

(a) Specimen Application (filed herewith)

(b) Specimen Application (general use) (3)

(c) Specimen Variable Life Insurance Supplemental Application (15)

6. Depositor’s Certificate of Incorporation and By-Laws.

(a) Articles of Incorporation of Liberty Life Assurance Company of Boston, as amended (1)
(b) By-Laws of Liberty Life Assurance Company of Boston (2)

7. Reinsurance Contracts.

(a) Automatic Self Administered YRT Reinsurance Agreement between Liberty Life Assurance Company of Boston and Swiss Re Life & Health America (10)

(b) Form of Automatic Self Administered YRT Reinsurance Agreement between Liberty Life Assurance Company of Boston and Swiss Re Life & Health America (16)

8. Participation Agreements.

(a)(1) Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors, LLC (5)

(a)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and AIM Advisers, Inc. (5)

(a)(3) Amendment No. 1 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors, LLC (6)

(a)(4) Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, A I M Distributors, Inc., Liberty Life Assurance Company of Boston, and Liberty Life Distributors LLC (13)

(b)(1) Participation Agreement by and among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributor, Inc. (5)

(b)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and Liberty Advisory Services Corp. (5)

(b)(3) Amendment 1 to Participation Agreement by and among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributor, Inc. (5)

(b)(4) Amendment No. 2 to Participation Agreement Among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributors, Inc. (11)

(b)(5) Amendment No. 1 to Administrative Services Agreement between Liberty Life Assurance Company of Boston and Liberty Advisory Services Corp. (15)

(c)(1) Fund Participation Agreement between Liberty Life Assurance Company of Boston and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a/Dreyfus Stock Index Fund) (5)

(c)(2) Administrative Services Agreement between The Dreyfus Corporation and Liberty Life Assurance Company of Boston (5)

(c)(3) Amendment to Fund Participation Agreement between Liberty Life Assurance Company of Boston and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) and Dreyfus Investment Portfolios (6)

(c)(4) Amendment to Administrative Services Agreement between The Dreyfus Corporation and Liberty Life Assurance Company of Boston (6)

(d)(1) Participation Agreement by and among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (5)

(d)(2) Amendment to Participation Agreement by and among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (5)

(d)(3) Amendment 2 to Participation Agreement by and among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (6)

(d)(4) Amendment  to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (17)

(d)(5) Amendment 4 to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (17)

(e)(1) Participation Agreement by and among Liberty Life Assurance Company of Boston, Stein Roe Variable Investment Trust, Stein Roe & Farnham, Incorporated and Keyport Financial Services Corp. (5)

(e)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and Stein Roe & Farnham, Inc. (5)

(e)(3) Amendment 1 to Participation Agreement by and among Liberty Life Assurance Company of Boston, Stein Roe Variable Investment Trust, Stein Roe & Farnham, Incorporated and Keyport Financial Services Corp. (5)

(e)(4) Amendment No. 1 to Administrative Services Agreement between Liberty Life Assurance Company of Boston and Stein Roe & Farnham, Incorporated (15)

(f)(1) Participation Agreement by and among Liberty Life Assurance Company of Boston, and Franklin Templeton Variable Insurance Products Trust (6)

(f)(2) Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Liberty Life Assurance Company of Boston (13)

(g)(1) Participation Agreement as of February 2, 2007 by and among Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Liberty Life Assurance Company of Boston (17)

(g)(2) Administrative Services Agreement as of February 2, 2007 between Liberty Life Assurance Company of Boston and Columbia Management Distributors, Inc. (17)

9. Administrative Contracts. Not applicable.

10. Other Material Contracts.

(a)  AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 as of March 21, 2007 by and between AIM Investment Services, Inc. and Liberty Life Assurance Company of Boston (17)

(b) 2006 Supplemental Agreement as of October 1, 2006 by and between Dreyfus Service Corporation and Liberty Life Assurance Company of Boston (17)

(c) Rule 22c-2 Shareholder Information Agreement as of April 16, 2007 by and between MFS Fund Distributors, Inc. and Liberty Life Assurance Company of Boston (17)

(d) Rule 22c-2 Agreement as of April 16, 2007 by and between Columbia Management Services, Inc. and Liberty Life Assurance Company of Boston (17)

(e) Shareholder Information Agreement as of April 16, 2007 among Franklin/Templeton Distributors, Inc., Liberty Life Assurance Company of Boston and LLAC Variable Account (17)

11. Legal Opinion.
(a) Opinion of William J. O’Connell, Esquire (5)

12. Actuarial Opinion.

(a) Opinion of Richard B. Lassow, FSA, MAAA (filed herewith)

13. Calculation.

(a) Illustration Sample Calculation (filed herewith)

14. Other Opinions.

(a) Consent of Independent Registered Public Accounting Firm (filed herewith)

15. Omitted Financial Statements. Not applicable.

16. Initial Capital Agreements. Not applicable.

17. Redeemability Exemption.

(a) Procedures memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) (16)

18. Powers of Attorney.
(a) Power of Attorney for Edmund F. Kelly, A. Alexander Fontanes, Christopher C. Mansfield and Jean M. Scarrow (9)

(b) Power of Attorney for Dennis J. Langwell and Laurance H. S. Yahia (12)

(c) Power of Attorney for Stephen M. Batza (13)

(1) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement of Variable Account J of Liberty Life Assurance Company of Boston (File No. 333-29811; 811-08269), filed on July 17, 1997.

(2) Incorporated by reference to Registration Statement of Variable Account J of Liberty Life Assurance Company of Boston (File No.333-29811; 811-08269), filed on June 23, 1997.

(3) Incorporated by reference to Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed October 21, 1998.

(4) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed May 14, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed April 11, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed October 24, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed December 14, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed April 18, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-65957), filed February 18, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 28, 2003.

(12) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 30, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed February 28, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-65957), filed February 28, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 28, 2006.

(16) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-65957), filed April 28, 2006.

(17) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 30, 2007.

ITEM 28 — DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Edmund F. Kelly	Chairman of the Board of Directors, President & Chief Executive Officer

Stephen M. Batza	Director & Chief Operating Officer-Individual

Jean M. Scarrow	Director & Chief Operating Officer-Group

A. Alexander Fontanes	Director & Vice President

Dennis J. Langwell	Director & Vice President

J. Paul Condrin, III	Director

Christopher C. Mansfield	Director

Gary J. Ostrow	Vice President & Director of Corporate Taxation

Dexter R. Legg	Secretary & VP

Douglass J. Wood	Vice President, Chief Financial Officer & Comptroller

Laurance H. S. Yahia	Treasurer

Ronald D. Ulich	Assistant Treasurer

James W. Jakobek	Assistant Treasurer

William J. O’Connell	Assistant Secretary

Diane S. Bainton	Assistant Secretary

James R. Pugh	Assistant Secretary

Charlene M. Albanese	Assistant Secretary

Katherine L. Flora	Assistant Secretary

The principal business address of Mr. Wood is 100 Liberty Way, Dover, New Hampshire 03820. The principal business address of the remaining foregoing officers and directors is 175 Berkeley Street, Boston, Massachusetts 02117.

ITEM 29 - PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Acronym	Legal Entity Name	Address	Parent Co.	Percentage Ownership By Immediate Insurance Parent Undertaking	US State or Country of Domicile
AISC	Access Insurance Services Co.	One Liberty Centre, Portland, OR 97232	LNW	100%	OR
AMBCO	AMBCO Capital Corporation	350 East 96th Street, Indianapolis, IN 46240	AACC	100%	IL
AFIC	America First Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%	NH
AFLIC	America First Lloyd’s Insurance Company	3400 Waterview Parkway, Suite 200,Richardson, TX 75000-1474	Affiliate Entity**	No Shares	TX
AACC	American Ambassador Casualty Company	3333 Warrenville Road Lisle, IL 60532	PIC	100%	IL
AICL	Arlington Insurance Company Ltd.	73 Front St., Hamilton HM11, Bermuda	LMHB	100%	Bermuda
BARCO	BARCO Assignments Ltd.	1st Floor, Trident House, Broad Street, St. Michael, Barbados	LLAC	19.92%	Barbados
BHCA	Berkeley Holding Company Associates, Inc.	175 Berkeley Street, Boston, MA 02117	LRE	100%	MA
BMC	Berkeley Management Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%	TX
BCIC	Bridgefield Casualty Insurance Company	2310 Commerce Point Drive, Lakeland, FL 33801	BEIC	100%	FL
BEIC	Bridgefield Employers Insurance Company	2310 Commerce Point Drive, Lakeland, FL 33801	SHS	100%	FL
BDLLC	Brooke Drilling, LLC	175 Berkeley Street, Boston, MA 02117	LEHLLC	100%	DE
CAIOH	Capitol Agency, Inc. The (Ohio Corporation)	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	OH
CAITN	Capitol Agency, Inc., The (Tennessee Corporation)	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	TN
CAIAZ	Capitol Agency, Inc. , The (Arizona Corporation)	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	AZ
CDMI	Cascade Disability Management, Inc.	4601 North East 77th Avenue, Vancouver, WA 98662	LMMC	100%	WA
N/A	Charbella Energy Ltd.	BakerBotts 41 Lothbury London EC2R 7HF	LEHLLC	100%	UK
CIVT	CI Investments Ltd.	13/F DCH Commercial Centre, 25 Westlands Road, Quarry Bay, Hong Kong	LIPL LIIC	99.99% 0.01%	Hong Kong
CCIC	Colorado Casualty Insurance Company	10700 East Geddes Ave., Englewood, CO 80112	LMIC	100%	CO
CAISCA	Companies Agency Insurance Services of California	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	CA
CAAL	Companies Agency of Alabama, Inc.	Suite 161, Montlimar Place 1100 Montlimar Drive Mobile, AL 36609	WSC	100%	AL
CAGA	Companies Agency of Georgia, Inc.	Suite 300, 925 North Point Parkway Alpharetta, GA 30055	WSC	100%	GA
CAKY	Companies Agency of Kentucky, Inc.	Suite 601, 9200 Shelbyville Road Louisville, KY 40222-5144	WSC	100%	KY

CAMA	Companies Agency of Massachusetts, Inc.	34 Crosby Drive Bedford, MA 01730-1402	WSC	100%	MA
CAMI	Companies Agency of Michigan, Inc.	Suite 370, One Towne Square 26100 Northwestern Highway Southfield, MI 48076	WSC	100%	MI
CANY	Companies Agency of New York, Inc.	1000 Pittsford-Victor Road Pittsford, NY 14534	WSC	100%	NY
CAPA	Companies Agency of Pennsylvania, Inc.	Suite 122, Penn Center West Four Pittsburgh, PA 15276	WSC	100%	PA
CAPX	Companies Agency of Phoenix, Inc.	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	AZ
CIC	Consolidated Insurance Company	350 E. 96th Street, Indianapolis, IN 46240	IIC	100%	IN
CVC	Copley Venture Capital, Inc.	175 Berkeley Street, Boston, MA 02117	LFSI	100%	MA
CSC	Countrywide Services Corporation	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	DE
DSI	Diversified Settlements, Inc.	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%	NH
EIOW	Employers Insurance Company of Wausau	2000 Westwood Drive, Wausau, WI 54401	LMGI	100%	WI
EIC	Excelsior Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%	NH
FSAI	First State Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	KY
FLSAI	Florida State Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	FL
N/A	Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros	Paseo de las Estrellas, n4 28042 Madrid, Spain	LSCSYR	100%	Spain
GLOBE	Globe American Casualty Company	6281 Tri-ridge Blvd., Loveland, OH	PIC	100%	OH
GEIC	Golden Eagle Insurance Corporation	525 B Street, San Diego, CA 92101	LMIC	100%	CA
GSAIFI	Gulf States AIF, Inc.	3400 Waterview Parkway, Suite 200, Richardson, TX 75000-1474	LIHUSP&C	100%	TX
HSIC	Hawkeye-Security Insurance Company	N14 W24200 Tower Place, Pewaukee, WI 53072	PIC	100%	WI
HIA	Helmsman Insurance Agency LLC	175 Berkeley Street, Boston, MA 02117	LCS	100%	MA
HIAIL	Helmsman Insurance Agency of Illinois, Inc.	175 Berkeley Street, Boston, MA 02117	HIA	100%	IL
HIATX	Helmsman Insurance Agency of Texas, Inc.	175 Berkeley Street, Boston, MA 02117	HIA	100%	TX
HMSI	Helmsman Management Services LLC	175 Berkeley Street, Boston, MA 02117	LCS	100%	MA
HSHF	Heritage/Summit Health Care Inc.	2310 Commerce Point Drive Lakeland, FL 33801	SCI	100%	FL

HYIALLC	High Yield Investment Advisors, LLC	175 Berkeley Street, Boston, MA 02117	AFIC AACC PIIC BCIC BEIC CCIC CIC EIOW EIC GLOBE GEIC IIC LICA LIC LIUI LLAC LMIC LNW CUMIS LSIC LM M&B MAFCC MWIC MIDC MMIC PIC SDIC FIRST TNIC HSIC WBIC WGIC WUIC

2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%
2.94%

					DE
IIC	Indiana Insurance Company	350 E. 96th Street, Indianapolis, IN 46240	LIHUSP&C	100%	IN
N/A	Inversiones 3461 C.A.	Torre Seguros Caracas, Nivel C-4, Centro Commercial Parque Canaima, Avenida Francisco de Miranda, Los Grandes, Caracas, 1060 Venezuela	CAVSC	100%	Venezuala
N/A	Inversions 6757 C.A.	Torre Seguros Caracas, Nivel C-4, Centro Commercial Parque Canaima, Avenida Francisco de Miranda, Los Grandes, Caracas, 1060 Venezuela	CAVSC	100%	Venezuala
ICCC	Inversora Centro Commercial C.A.	Avenida Francisco de Miranda, Torre Seguros Venezuela, Nivel C-1, Centro Commercial El Parque, Los Palas Grandes, Caracas, Venezuela	CAVSC	100%	Venezuela
ISG	Inversora Segucar C.A.	Avenida Francisco de Miranda, Torre Seguros Venezuela, Nivel C-1, Centro Commercial El Parque, Los Palas Grandes, Caracas, Venezuela.	CAVSC	99.99%	Venezuela
KHLLC	Kellen Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LEHLLC	100%	DE
KTCL	Kritiya Tun Company Ltd	87/1 Capitol Tower, All Seasons Place, 18th Floor, Wireless Road, Khwaeng Lumpini, Khet Pathumwan, Bangkok, Thailand	LIHKL	48.99%	Thailand
LLIB	La Libertad Compania de Inversiones y Servicios S.A.	Avenida Calle 72 # 10-07, Bogota, D.C. Republica de Colombia	LSEG VIDA LICOL	49.74% 9.5% 40.72%	Colombia
LEXCO	Lexco Limited	73 Front Street, Hamilton HM11, Bermuda	LMHC	100%	Bermuda
LICOL	LI (Colombia) Holdings Limited	Cannon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda	LATIN	100%	Bermuda
ART	Liberty ART Sociedad Anonima	Av Leandro N. Alem 518, 6th Floor, Buenos Aires, Argentina	LATIN	99.99%	Argentina
LAC	Liberty Assignment Corporation	175 Berkeley Street, Boston, MA 02117	LLAC	100%	DE
LCLLC	Liberty China LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%	DE
CITYH	Liberty Citystate Holdings Pte Ltd.	51 Club Street #03-00, Liberty House, Singapore 069428	LIAPHI	100%	Singapore
LCSGSA	Liberty Compania de Seguros Generales S.A.	Hendaya 60, 10th Floor, Las Condes, Santiago, Chile	LICSA	99.99%	Chile
LCCL	Liberty Corporate Capital Ltd	4th Floor, 1 Minister Court, Mincing Lane, London, EC3R 7YE	LIHI	100%	UK

LCS	Liberty Corporate Services LLC (fka Liberty Corporate Services Inc.) (fka Liberty Property-Casualty Holdings Inc.)	175 Berkeley Street, Boston, MA 02117	LMGI	100%	MA
LCMIC	Liberty County Mutual Insurance Company	175 Berkeley St., Boston, MA 02117	Affiliate Entity*	No Shares	TX
LESLLC	Liberty Employers Services, LLC	1 Liberty Centre, Portland, OR 97232	Affiliate Entity*	No Shares	OR
N/A	Liberty Energy Canada, Inc.	175 Berkeley Street Boston, MA 02117	LEHLLC	100%	MA
LEHLLC	Liberty Energy Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%	DE
N/A	Liberty Energy, LLC	175 Berkeley Street Boston, MA 02117	LEHLLC	100%	MA
LEHL	Liberty Europe (Holdings) Ltd	4th Floor, 1 Minister Court, Mincing Lane, London, EC3R 7YE	LIHI	100%	UK
LFSI	Liberty Financial Services, Inc	175 Berkeley Street, Boston, MA 02117	LCS	100%	MA
LHGI	Liberty Hospitality Group, Inc.	175 Berkeley Street, Boston, MA 02117	LMEC	100%	DE
LIT	Liberty Information Technology, Ltd	9-21 Adelaide Street, Belfast, Northern Ireland BT1 2DJ	LMIC	100%	UK
LICA	Liberty Insurance Company of America	175 Berkeley Street, Boston, MA 02117	LMIC	100%	IL
LIC	Liberty Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%	IL
LIH	Liberty Insurance Holdings, Inc.	175 Berkeley Street, Boston, MA 02117	LMIC	100%	DE
N/A	Liberty Insurance Limited	E. Town Building, 6th Floor 364 Cong Hoa Street Tan Binh District Ho Chi Minh City, Vietnam	LIHI	100%	Vietnam
LIPL	Liberty Insurance Pte Ltd	51 Club Street #03-00, Liberty House, Singapore 069428	CITYH	100%	Singapore
LSCSYR	Liberty Seguros Compania de Seguros y Reaseguros, S.A (fka Liberty Insurance Compania de Seguros y Reaseguros, S.A.)	Calle Obenque Numero 2, Madrid 28042, Spain	LSIG LIHI	84.27% 9.03%	Spain
LIUI	Liberty Insurance Underwriters Inc.	55 Water Street, 18th Floor, New York, NY 10041	LMIC	100%	NY
LIHKL	Liberty International (HK) Limited	13/F DCH Commercial Centre, 25 Westlands Road, Quarry Bay, Hong Kong	LIAPHI LIISLSCS	88.93% 11.06%	Hong Kong
LISHLLC	Liberty International (Spain) Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LIHI	100%	DE
LIAPHI	Liberty International Asia Pacific Holdings LC	175 Berkeley Street, Boston, MA 02117	LIHI	100%	DE
LTDA	Liberty International Brasil Ltda.	Rua Dr. Geraldo Campos Moreira, No. 110, 12th Floor, City of Sao Paulo, State of Sao Paulo, Brazil 04571-020	LIISLSCS LIHI	85% 15%	Brazil
LICSA	Liberty International Chile S.A.	Hendaya 60, 10th Floor, Las Condes, Santiago, Chile	LIHI LATIN	99.99% .01%	Chile
LIHI	Liberty International Holdings Inc.	175 Berkeley Street, Boston, MA 02117	LIHLLC	100%	DE
LIHLLC	Liberty International Holdings LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%	DE
LIISL	Liberty International Iberia, S.L.	Calle Obenque, 2, Madrid, Spain 28042	LISHLLC	100%	Spain
LIISLSCS	Liberty International Iberia, S.L. S.C.S.	Calle Obenque, 2, Madrid, Spain 28042	LIHI LISHLLC LIISL	92.69% 7.31% 0.0000002%	Spain
LIIC	Liberty International Insurance Company Ltd.	Guild House, International Financial Services Centre, Dublin 1, Ireland	LIIHL	99.99%	Ireland
LIILHK	Liberty International Insurance Ltd.	13/F DCH Commercial Centre, 25 Westlands Road, Quarry Bay, Hong Kong	CITYH CIVT	32% 68%	Hong Kong

LIIHL	Liberty International Ireland Holdings Ltd.	Guild House, International Financial Services Centre, Dublin 1, Ireland	LIHI	100%	Ireland
LATIN	Liberty International Latin America Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LIHI	100%	DE
LINTU	Liberty International Underwriters Ltd. (fka Fleet Safety Services Ltd.)	Guild House, International Financial Services Centre, Dublin 1, Ireland	LIIHL	99.99%	Ireland
LIUS	Liberty International Underwriting Services Ltd	3rd Floor, St. Michaels House, One George Yard, London EC3V 9DF	LMIC	100%	UK
LLAC	Liberty Life Assurance Company of Boston	175 Berkeley Street, Boston, MA 02117	LMIC LMFIC	90% 10%	MA
LLDLLC	Liberty Life Distributors LLC	175 Berkeley Street, Boston, MA 02117	LLAC	100%	DE
LLHI	Liberty Life Holdings Inc. (fka Liberty Mutual Property — Casualty Holding Corporation)	175 Berkeley Street, Boston, MA 02117	LCSI	100%	DE
LLSLLC	Liberty Life Securities LLC	175 Berkeley Street, Boston, MA 02117	LLAC	100%	DE
LLOYDS	Liberty Lloyds of Texas Insurance Company	175 Berkeley Street, Boston, MA 02117	Affiliate Entity**	No Shares	TX
LMS	Liberty Management Services, Inc.	One Liberty Centre, Portland, OR 97232	LNW	100%	OR
LMHI	Liberty Mexico Holdings Inc.	175 Berkeley Street, Boston, MA 02117	LIHI	100%	MA
LMHSA	Liberty Mexico Holdings S.A. de C.V.	Montes Urales 470-1 Lomas de Chapultepec 1100 Mexico, D.F. Mexico	LMHI LATIN	99.99% 0.01%	Mexico
LMCH	Liberty Mutual Captive Holdings LLC (fka Wausau Holdings Inc.)	175 Berkeley Street Boston, MA 02117	LMIC	100%	DE
LMCILLC	Liberty Mutual Community Investors, LLC	175 Berkeley Street, Boston, MA 02117	LMIA	100%	DE
LMEC	Liberty Mutual Equity LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%	MA
FIRE	Liberty Mutual Fire Insurance Company	175 Berkeley Street, Boston, MA 02117	LMGI	100%	WI
LMGI	Liberty Mutual Group Inc.	175 Berkeley Street, Boston, MA 02117	LMHCMHI	100%	MA
LMHCI	Liberty Mutual Holding Company Inc.	175 Berkeley Street, Boston, MA 02117	N/A		MA
LMHB	Liberty Mutual Holdings (Bermuda) Ltd (fka Liberty Mutual Management (Bermuda) Ltd.)	73 Front Street, Hamilton HM11, Bermuda	LMCHLLC	100%	Bermuda
LMIC	Liberty Mutual Insurance Company	175 Berkeley Street, Boston, MA 02117	LMGI	100%	MA
LME	Liberty Mutual Insurance Europe Limited (fka Liberty Mutual Insurance Company (UK) Ltd.)	3rd Floor, 2 Minister Court, Mincing Lane, London, EC3R 7YE	LIHI	100%	UK
LMIA	Liberty Mutual Investment Advisors LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%	MA
LMMC	Liberty Mutual Managed Care, Inc.	175 Berkeley Street, Boston, MA 02117	LMIC	100%	MA
LMMB	Liberty Mutual Management (Bermuda) Ltd (fka Liberty International Management (Bermuda) Ltd.)	73 Front Street, Hamilton HM11, Bermuda	LMHB	100%	Bermuda
LMM	Liberty Mutual Management (South Carolina) LLC	5000 Thurmond Mall Boulevard Columbia, SC 29201	LMCH	100%	SC

N/A	Liberty Mutual Management (Vermont) LLC	28 Walnut Street, Suite 210 Williston, VT 05495	LMCH	100%	VT
M&B	Liberty Mutual Mid-Atlantic Insurance Company (fka Merchants and Business Men’s Mutual Insurance Company	175 Berkeley Street Boston, MA 02117	Affiliate Entity*	No Shares	PA
LNW	Liberty Northwest Insurance Corporation	One Liberty Centre, Portland, OR 97232	LMIC	100%	OR
LPDIL	Liberty Pacific Direct Investments Limited	33/F Jardine House, 1 Connaught Place, Central, Hong Kong	LMIC	100%	Hong Kong
PAUL	Liberty Paulista Seguros S.A.	Rua Dr. Geraldo Campos Moreira 110, Brooklin Novo 04571-020 Sao Paulo - SP - Brazil	LTDA	100%	Brazil
CUMIS	Liberty Personal Insurance Company (formerly CUMIS)	175 Berkeley Street, Boston, MA 02117	LMIC	100%	MI
LRBL	Liberty Re (Bermuda) Limited	73 Front Street, Hamilton HM11, Bermuda	LMIC	100%	Bermuda
LREC	Liberty Real Estate Corporation	175 Berkeley Street, Boston, MA 02117	LMEC	100%	MA
LCRMS	Liberty Risk Services Argentina S.A. (formerly known as Liberty Consulting & Risk Management Services S.A.)	Av. Leandro N. Alem 518, 6th Floor, Buenos Aires, Argentina	LATIN LIHI	90% 10%	Argentina
LRSV	Liberty Risk Services de Venezuela S.A.	Avenida Francisco de Miranda, Torre Seguros Venezuela, Nivel C-4, Centro Commercial El Parque, Los Palas Grandes, Caracas, Venezuela 1060	LATIN	100%	Venezuela
LSII	Liberty Sanibel II Limited Partnership	175 Berkeley Street, Boston, MA 02117	LMEC LREP	89.9% 10.1%	MA
LSASA	Liberty Seguros Argentina, S.A	Av. Leandro N. Alem 518, 6th Floor, Buenos Aires, Argentina	LATIN	99.99%	Argentina
VIDA	Liberty Seguros de Vida, S.A.	Avendia Calle 72 #10-07, Bogota, D.C. Republica de Colombia	LSEG LILA	57.59% 42.41%	Colombia
LSEG	Liberty Seguros S.A.	Avendia Calle 72 #10-07, Bogota, D.C. Republica de Colombia	LILA LICOL	94.71% 5.26%	Colombia
LESSA	Liberty Seguros, S.A. (fka Liberty Europeia de Seguros, S.A.)	Avenida Fontes Pereira de Melo, n. 6 Freguesia Coracao de Jesus, Lisboa, Portugal	LSCSYR	100%	Portugal
LSIG	Liberty Spain Insurance Group LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%	DE
WB	Liberty Sponsored Insurance (Vermont) Inc. (fka Wausau (Bermuda) Ltd.)	28 Walnut Street, Suite 210 Williston, VT 05495	LMIC	100%	VT
LSIC	Liberty Surplus Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%	NH
LSML	Liberty Syndicate Management Ltd.	1 Minster Court, Mincing Lane, London, EC3R 7YE	LIHI	100%	UK
LSSL	Liberty Syndicate Services Limited	1 Minster Court, Mincing Lane, London, EC3R 7YE	LCCL	100%	UK
LUSA	Liberty-USA Corporation	175 Berkeley Street, Boston, MA 02117	PIC	100%	DE
LICP&C	LIH US P&C Corporation	175 Berkeley Street, Boston, MA 02117	LIH	100%	DE
LIHRE	LIH-Re of America Corporation	62 Maple Avenue, Keene, NH 03431	LUSA	100%	DE
LIIA	LIIA Insurance Agency, Inc.	175 Berkeley Street, Boston, MA 02117	Affiliate Entity*	No Shares	TX
LILA	LILA (Colombia) Holdings Limited	Cannon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda	LATIN	100%	Bermuda
CATX	LIU Specialty Insurance Agency Inc. (fka LIU Specialty Agency, Inc.) (fka Companies Agency of Texas, Inc.)	8350 North Central Expressway, Suite 850, Dallas, TX 75206	LCSI	100%	TX

LMGIC	LM General Insurance Company (fka Prudential General Insurance Company)	175 Berkeley Street, Boston, MA 02117	LMIC	100%	DE
LM	LM Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%	IA
LMPIC	LM Personal Insurance Company (fka Prudential Commercial Insurance Company)	175 Berkeley Street, Boston, MA 02117	LMIC	100%	DE
LMPCIC	LM Property and Casualty Insurance Company (fka Prudential Property and Casualty Insurance Company)	175 Berkeley Street, Boston, MA 02117	LMIC	100%	IN
LMG	LMG Insurance Co Ltd (fka Narai International Insurance Company Limited)	2 Jasmine City Building, 14th-15th Floor, Soi Sukhumvit 23 (Prasanmitr), Sukhumvit Road, Klongtoey Nua Khet Wattana, Bankok Metropolis	TKCL LIAPHI	74.99% 24.99%	Thailand
LMHCMHI	LMHC Massachusetts Holdings Inc.	175 Berkeley Street, Boston, MA 02117	LMHCI	100%	MA
LREP	LRE Properties, Inc.	175 Berkeley Street, Boston, MA 02117	LMEC	100%	MA
MIS	Marine Insurance Services Pte. Ltd.	20 Cecil Street, #18-01, The Exchange, Singapore 049705	LME	50%	Singapore
MHG	Merchants Holding Corporation	2201 North Front Street, Harrisburg, PA 17110	M&B	100%	PA
MAAI	Mid-American Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	IN
MAFCC	Mid-American Fire & Casualty Company	6281 Tri-ridge Blvd., Loveland, OH 45140	MWIC	100%	OH
MAI	Missouri Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	MO
MMIC	Montgomery Mutual Insurance Company	6230 Old Dobbin Lane, Suite 200 Columbia, MD 21044	Affiliate Entity*	No Shares	MD
NIA	National Insurance Association	350 East 96th Street, Indianapolis, IN 46240	Affiliate Entity**	No Shares	IN
NPIN	North Pacific Insurance Company	1 Liberty Centre, Portland, OR 97232	LNW	100%	OR
OAC	Oregon Automobile Insurance Company	1 Liberty Centre, Portland, OR 97232	LNW	100%	OR
PIIC	Peerless Indemnity Insurance Company	3333 Warrenville Road, Lisle, IL 60532	LUSA	100%	IL
PIC	Peerless Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%	NH
SDIC	San Diego Insurance Company	525 B Street, San Diego, CA 92101	GEIC	100%	CA
CAVSC	Seguros Caracas de Liberty Mutual S.A.	Torre Seguros Caracas, Nivel C-4, Centro Comercial Parque Canaima, Avenida Francisco de Miranda, Los Palos Grandes, Caracas, 1060 Venezuela	LATIN	99.10%	Venezuela
N/A	Seker Hayat Anonim Sirketi	Meclisi Mebusan Caddesi, No. 87 34433 Salipazari-Beyoglu/Istanbul Turkey	Seker Sigorta Anonim Sirketa	98.76%
N/A	Seker Sebim Anonim Sirketi	Meclisi Mebusan Caddesi, No. 87 34433 Salipazari-Beyoglu/Istanbul Turkey	Seker Sigorta Anonim Sirketa	99.6%
N/A	Seker Sigorta Anonim Sirketa	Meclisi Mebusan Caddesi, No. 87 34433 Salipazari-Beyoglu/Istanbul Turkey	LSCSYR	90.42%
SJICL	St. James Insurance Company Ltd.	Maxwell Roberts Building 4th Floor, 1 Church Street Bermuda	LMGI	100%	Bermuda
SJALLC	St. James/Arlington LLC	175 Berkeley Street Boston, MA 02117	EICOW	100%	MA
SJARELP	St. James/Arlington Real Estate Limited Partnership	175 Berkeley Street Boston, MA 02117	LMIC FIRE SJALLC	92% 5% 3%	MA

SAII	State Agency, Inc. (Indiana)	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	IN
SAWI	State Agency, Inc. (Wisconsin)	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%	WI
SCI	Summit Consulting, Inc.	2310 Commerce Point Drive Lakeland, FL 33801	LCS	100%	FL
SCIL	Summit Consulting, Inc. of Louisiana	9434 Interline Ave Baton Rouge, LA 70809	SCI	100%	LA
SHS	Summit Holding Southeast, Inc.	175 Berkeley Street Boston, MA 02117	LMIC	100%	FL
TEILLC	Tara Energy Investments, LLC	175 Berkeley Street, Boston, MA 02117	LEHLLC	100%	DE
FIRST	The First Liberty Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%	IA
MWIC	The Midwestern Indemnity Company	6281 Tri-Ridge Blvd., Loveland, OH 45140	PIIC	100%	OH
TNC	The National Corporation	350 East 96th Street, Indianapolis, IN 46240	LUSA	100%	IN
TNIC	The Netherlands Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%	NH
SIG	The Stuart Insurance Group Ltd.	73 Front Street, Hamilton HM11, Bermuda	LMHB	19.50%	Bermuda
TKCL	Tun Kaokali Company, Ltd	87/1 Capitol Tower, All Seasons Place, 18th Floor, Wireless Road, Khwaeng Lumpini, Khet Pathumwan, Bangkok, Thailand	KTCL	99.99%	Thailand
UEI	US Employers Insurance Company, Inc.	Cayman National Insurance Managers Ltd., Harbour Place, 103 South Church Street, PO Box 2171GT, Grand Cayman, Cayman Islands, BWI	BEIC	100%	Cayman Islands
WBIC	Wausau Business Insurance Company	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	WI
WGIC	Wausau General Insurance Company	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	WI
WICUK	Wausau Insurance Co. (U.K.) Limited	2000 Westwood Drive, Wausau, WI 54401	LMIC	100%	UK
WSC	Wausau Service Corporation	2000 Westwood Drive, Wausau, WI 54401	LMIC	100%	WI
WSA	Wausau Signature Agency Inc. (fka Companies Agency, Inc.)	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	WI
WUIC	Wausau Underwriters Insurance Company	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	WI

*          Controlled by virtue of a majority of its board of directors consisting of employees of Liberty Mutual Insurance Company.

* *          Controlled by attorney in fact being a 100% owned subsidiary of Liberty Mutual Insurance Company

ITEM 30 - INDEMNIFICATION

Article XV of Liberty Life Assurance Company of Boston’s By-Law provides: “The company shall, except as hereinafter provided, indemnify and reimburse each director, former director, officer and former officer, and his heirs and legal representatives, for and against all loss, liability and expense, whether heretofore or hereafter imposed upon or incurred by him in connection with any pending or future action, suit, proceeding or claim in which he may be involved, or with which he may be threatened, by reason of any alleged act or omission as a director or an officer of the company. Such loss, liability and expense shall include, but not be limited to, judgments, court costs, attorneys’ fees and the cost of reasonable settlements. Such indemnification and reimbursement shall not cover (a) judgments, expenses or liabilities, rendered, imposed or incurred in connection with any item or matter as to which such director or officer shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the company; or

(b) loss, liability or expense imposed or incurred in connection with any item or matter which shall be settled without final adjudication unless such settlement shall have been approved as in the best interests of the company (1) by vote of the board at a meeting in which no director participates against whom as such director any suit or proceeding on the same or similar grounds is then pending or threatened or (2) by vote of the stockholders. The foregoing rights of indemnification and reimbursement shall be in addition to any rights to which any director, former director, officer or former officer, and the heirs and legal representatives of each, may otherwise be entitled as a matter of law.”

“Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Section 12.2 of the Operating Agreement for Liberty Life Distributors LLC (together with any successor company, the “Company”) states: “Indemnification. (a) The Managers shall be fully indemnified, defended and held harmless, absolutely, irrevocably and forever, by the Company from and against any and all claims, demands, liabilities, costs, damages and causes of action, of any nature whatsoever, arising out of or incidental to the Manager’s management of the Company affairs, except where the claim at issue is based upon the fraud, gross negligence or willful misconduct of a Manager, or the breach by a Manager of any provision of this Agreement, the result of which is adverse to the Company or to any Manager. (b) The indemnification provided by Subsection 12.2 (a) shall be made solely and entirely from assets of the Company, and no Member [i.e., a person that owns a membership interest in the Company] shall be personally liable to the indemnitee in connection therewith. (c) In any proceeding brought by or in the right of the Company or brought by or on behalf of Members, there shall not be any damages assessed against a Manager or a Member arising out of any transaction, occurrence or course of conduct. The aforesaid elimination of liability of a Manager or a Member shall not be applicable if the Manager or Member engaged in fraud, gross negligence, willful misconduct or the breach of any provision of this Agreement.”

ITEM 31 - PRINCIPAL UNDERWRITER

(a) Other Activity. Not applicable

(b) Management. The following information is provided with respect to the officers and directors of Liberty Life Distributors LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER
J. Paul Condrin, III	Chairman of the Board of Managers

Stephen M. Batza	Manager

Margaret Dillon	Manager and Treasurer

William J. O’Connell	Manager and Assistant Secretary

Steven M. Sentler	Manager

John T. Treece	Manager and President

Laurance H. S. Yahia	Assistant Treasurer

Dexter R. Legg	Secretary

Anne G. Delaney	Vice President — Administration

Gary J. Ostrow	Vice President

William. J. Dauksewicz	Chief Compliance Officer

Diane S. Bainton	Assistant Secretary

James R. Pugh	Assistant Secretary

Lee W. Rabkin	Assistant Secretary

The principal business address of Mr. Dauksewicz and Mr. Treece is 100 Liberty Way, Dover, New Hampshire 03820-5808. The principal business address of the remaining officers and managers is 175 Berkeley Street, Boston, Massachusetts 02117.

(c) Compensation from the Registrant. The following table shows all commissions and other compensation received by Liberty Life Distributors LLC, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

	(2)
(1)	NET UNDERWRITING	(3)	(4)
NAME OF PRINCIPAL	DISCOUNTS AND	COMPENSATION ON	BROKERAGE	(5)
UNDERWRITER	COMMISSIONS	REDEMPTION	COMMISSIONS	OTHER COMPENSATION

Liberty Life Distributors, LLC

2006	$0	$0	$491, 626	$0

2005	$0	$0	$488,526	$0

2004	$0	$0	$429,116	$0

Liberty Life Distributors, LLC pays out all commissions received to the selling broker-dealers.

ITEM 32 - LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained by Liberty Life Assurance Company of Boston at 100 Liberty Way, Dover, New Hampshire 03820 or at 175 Berkeley Street, Boston, Massachusetts 02116.

ITEM 33 - MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 34 - FEE REPRESENTATION

Liberty Life Assurance Company of Boston hereby represents that the fees and charges deducted under the Modified Single Payment Variable Universal Life Insurance Contracts hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Liberty Life Assurance Company of Boston.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 30th day of April, 2007.

By:	LLAC Variable Account
Registrant

By:	/s/ William J. O’Connell
William J. O’Connell
General Counsel and Assistant Secretary

By:	Liberty Life Assurance Company of Boston
Depositor

By:	/s/ William J. O’Connell
William J. O’Connell
General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2007.

/s/ Edmund F. Kelly*
Edmund F. Kelly
President, Chief Executive Officer and Chairman of the Board

/s/ J. Paul Condrin*
J. Paul Condrin, III
Director and Vice President

/s/ Dennis J. Langwell*
Dennis J. Langwell
Director and Vice President

/s/ A. Alexander Fontanes*
A. Alexander Fontanes
Director and Vice President

/s/ Christopher C. Mansfield*
Christopher C. Mansfield
Director

/s/ Jean M. Scarrow*
Jean M. Scarrow
Director and Chief Operating Officer — Group

/s/ Stephen M. Batza*
Stephen M. Batza
Director and Chief Operating Officer — Individual

/s/ Laurance H. S. Yahia*
Laurance H. S. Yahia
Treasurer

*By:	/s/ William J. O’Connell
William J. O’Connell
General Counsel and Assistant Secretary
Attorney-in-fact
Pursuant to Power of Attorney

*William J. O’Connell has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 18 of this Registration Statement.

EXHIBIT INDEX

5	(a) Specimen Application

12	(a) Opinion of Richard B. Lassow, FSA, MAAA

13	(a) Illustration Sample Calculation

14	(a)Consent of Independent Registered Public Accounting Firm